    As filed with the Securities and Exchange Commission on December 17, 2001

                    Registration Nos. 33-56658 and 811-04846

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
       Pre-Effective Amendment No.                                           [ ]
                                    ---
       Post-Effective Amendment No.   18                                   [ X ]
                                     ----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
       Amendment No.   29                                                  [ X ]
                      ----

                        (Check appropriate box or boxes)

         Separate Account I of National Integrity Life Insurance Company
                           (Exact Name of Registrant)

                    National Integrity Life Insurance Company
                               (Name of Depositor)

                  515 West Market Street, Louisville, KY 40202
         (Address of Depositor's Principal Executive Offices) (Zip Code)
        Depositor's Telephone Number, including Area Code (502) 582-7900

                             G. Stephen Wastek, Esq.
                        Integrity Life Insurance Company
                             515 West Market Street
                           Louisville, Kentucky 40202
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon after the effective date of this Registration Statement as is practicable.

It is proposed that this filing will become effective (check appropriate box)

        |X|  immediately upon filing pursuant to paragraph (b) of Rule 485

        | |  on (May 1, 2001) pursuant to paragraph (b) of Rule 485

        | |  60 days after filing pursuant to paragraph (a)(1) of Rule 485

        | |  on (date) pursuant to paragraph (a)(1) of Rule 485

        | |  75 days after filing pursuant to paragraph (a)(2) of Rule 485

        | |  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

        | | this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

    THIS FILING IS NOT INTENDED TO SUPERSEDE THE PROSPECTUS AND STATEMENT OF
      ADDITIONAL INFORMATION FOR THE GRANDMASTER FLEXIBLE PREMIUM VARIABLE ANNUITY OFFERED BY NATIONAL INTEGRITY LIFE INSURANCE COMPANY, CONTAINED
       IN REGISTRATION STATEMENT NOS. 33-56658 (POST-EFFECTIVE NUMBER 16)
        AND 811-4846 (POST-EFFECTIVE NUMBER 27), FILED ON APRIL 30, 2001.

PROSPECTUS

                             IQ 3 THE SMART ANNUITY
                         SINGLE PREMIUM VARIABLE ANNUITY
               issued by NATIONAL INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes a single premium variable annuity contract offered to individuals and to groups by National Integrity Life Insurance Company, an indirect wholly owned subsidiary of The Western and Southern Life Insurance Company (W&S). The contract provides several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended (THE
CODE). You may allocate contributions to different investment divisions of our Separate Account I, referred to as Variable Account Options, and to Fixed Accounts. Together, the Variable Account Options and Fixed Accounts are referred to as INVESTMENT OPTIONS. There is no sales load on the contract.

Your contributions to the Variable Account Options of Separate Account I are invested in shares of the portfolios of the following mutual funds or unit investment trust (UIT) portfolios:

FIDELITY VIP FUNDS                                   MFS FUNDS
------------------                                   ---------
Fidelity VIP Equity-Income                           MFS Emerging Growth
Fidelity VIP Growth                                  MFS Investors Trust
Fidelity VIP Overseas                                MFS Mid-Cap Growth
Fidelity VIP High Income                             MFS New Discovery
Fidelity VIP Investment Grade Bond                   MFS Capital Opportunities
Fidelity VIP Asset Manager                           MFS Investors Growth Stock
Fidelity VIP Index 500                               MFS Total Return
Fidelity VIP Contrafund
Fidelity VIP Asset Manager: Growth                   PUTNAM FUNDS
Fidelity VIP Growth Opportunities                    ------------
Fidelity VIP Balanced                                Putnam VT Voyager Fund II - Class IB
Fidelity VIP Growth & Income                         Putnam VT International Growth - Class IB
Fidelity VIP Mid-Cap                                 Putnam VT Growth and Income Fund - Class IB
Fidelity VIP Dynamic Capital Appreciation            Putnam VT Technology Fund - Class IB
Fidelity VIP Aggressive Growth                       Putnam VT Small Cap Value Fund - Class IB
Fidelity VIP Money Market
                                                     TOUCHSTONE VARIABLE SERIES TRUST
JANUS ASPEN SERIES                                   --------------------------------
------------------                                   Touchstone International Equity Fund
Janus Aspen Series Balanced                          Touchstone Emerging Growth Fund
Janus Aspen Series Worldwide Growth                  Touchstone Small Cap Value Fund
Janus Aspen Series Growth                            Touchstone Growth/Value Fund
Janus Aspen Series Aggressive Growth                 Touchstone Equity Fund
Janus Aspen Series Capital Appreciation              Touchstone Enhanced 30 Fund
Janus Aspen Series Core Equity                       Touchstone Value Plus Fund
Janus Aspen Series International Growth              Touchstone Growth & Income Fund
Janus Aspen Series Strategic Value                   Touchstone Balanced Fund
                                                     Touchstone High Yield Fund
THE LEGENDS FUND                                     Touchstone Bond Fund
----------------                                     Touchstone Money Market
Baron Small Cap
Gabelli Large Cap Value                              VAN KAMPEN LIFE UIT PORTFOLIOS
Harris Bretall Sullivan & Smith Equity Growth        ------------------------------
Third Avenue Value                                   Van Kampen Bandwidth & Telecommunications
                                                     Van Kampen Biotechnology & Pharmaceutical
                                                     Van Kampen Internet
                                                     Van Kampen Morgan Stanley High-Tech 35(sm)
                                                     Van Kampen Morgan Stanley U.S. Multinational(sm)

We also offer Guaranteed Rate Options (GROs) and a Systematic Transfer Option
(STO), together referred to as FIXED ACCOUNTS. The money you contribute to a GRO grows at a fixed interest rate that we declare at the beginning of the duration you select. A Market Value Adjustment will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO Account can't be decreased below an amount equal to your contribution less prior withdrawals, plus interest compounded at an annual effective rate of 3% less continuous charges (MINIMUM VALUE). An annual administration charge may apply, which may invade principal. The money you contribute to the STO grows at a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE STO INTO OTHER INVESTMENT OPTIONS WITHIN ONE YEAR OF CONTRIBUTION ON A MONTHLY OR QUARTERLY BASIS.

This prospectus contains information about the contract that you should know before you invest. Read this prospectus and any supplements, and retain them for future reference.

This product offers several optional features, including an Added Value Option where National Integrity credits a percentage of purchase payments to your account. Expenses for a contract with these options will be higher than for a contract without the options. Over time, the benefit of the Added Value Option may be more than offset by the fees associated with the option. Please refer to
Section 6, "Optional Contract Features" for further detail.

For further information and assistance, contact our Administrative Office at National Integrity Life Insurance Company, 15 Matthews Street, Suite 200, Goshen, New York, 10924. You may also call us at 1-800-433-1778.

A registration statement relating to the contract, which includes a Statement of Additional Information (SAI) dated December 17, 2001, has been filed with the Securities and Exchange Commission (SEC). The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. The table of contents for the SAI is found in Appendix E.

THE SEC HASN'T APPROVED OR DISAPPROVED THE CONTRACT OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

You can review and copy information about IQ 3 The SMART Annuity at the SEC's Public Reference Room in Washington, D.C. For hours of operation of the Public Reference Room, please call 1-800-SEC-0330. You may also obtain information about IQ 3 The SMART Annuity on the SEC's Internet site at http://www.sec.gov. Copies of that information are also available, after paying a duplicating fee, by electronic request to publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20459-0102.

THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED BY, ANY BANK, NOR IS IT INSURED BY THE FDIC. IT IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

The date of this prospectus is December 17, 2001.

                                TABLE OF CONTENTS

                                                                            PAGE

GLOSSARY

PART 1 - SUMMARY

Your Variable Annuity Contract                                                 7
Your Benefits                                                                  7
How Your Contract is Taxed                                                     7
Your Contributions                                                             7
Your Investment Options                                                        7
Account Value, Adjusted Account Value and Cash Value                           8
Transfers                                                                      8
Charges and Fees                                                               8
Withdrawals                                                                    8
Added Value Option                                                             8
Your Initial Right to Revoke                                                   8
Risk/Return Summary, Investments and Risks                                     9
Table of Annual Fees and Expenses                                             10
Examples                                                                      15

PART 2 - NATIONAL INTEGRITY AND THE SEPARATE ACCOUNT

National Integrity Life Insurance Company                                     17
The Separate Account and the Variable Account Options                         17
Assets of Our Separate Account                                                17
Changes In How We Operate                                                     17

PART 3 - YOUR INVESTMENT OPTIONS

The Portfolios                                                                18
Fixed Accounts                                                                28
      Guaranteed Rate Options                                                 28
         Renewals of GRO Accounts                                             28
         Market Value Adjustments                                             29
      Systematic Transfer Option                                              30

PART 4 - DEDUCTIONS AND CHARGES

Separate Account Charges                                                      30
Annual Administrative Charge                                                  30
Reduction or Elimination of Separate Account or Administrative Charges        30
Portfolio Charges                                                             30
State Premium Tax Deduction                                                   31
Recapture of Added Value Option                                               31
Reduction or Elimination of Contingent Withdrawal Charge                      31
Transfer Charge                                                               31
Tax Reserve                                                                   31

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract                                             32
Your Account Value                                                            32
Units in Our Separate Account                                                 33
How We Determine Unit Value                                                   33
Transfers                                                                     33

Excessive Trading                                                             34
Withdrawals                                                                   34
Assignments                                                                   34
Standard Death Benefit                                                        34
Annuity Benefits                                                              35
Annuities                                                                     35
Annuity Payments                                                              36
Timing of Payment                                                             36
How You Make Requests and Give Instructions                                   36

SECTION 6 - OPTIONAL CONTRACT FEATURES
Added Value Option                                                            37
Optional Death Benefit                                                        38

PART 7 - VOTING RIGHTS

Voting Rights                                                                 38
How We Determine Your Voting Shares                                           38
How Portfolio Shares Are Voted                                                39
Separate Account Voting Rights                                                39

PART 8 - TAX ASPECTS OF THE CONTRACT

Introduction                                                                  39
Your Contract is an Annuity                                                   39
Taxation of Annuities Generally                                               40
Distribution-at-Death Rules                                                   41
Diversification Standards                                                     41
Tax-Favored Retirement Programs                                               41
Federal and State Income Tax Withholding                                      41
Impact of Taxes to National Integrity                                         42
Transfers Among Investment Options                                            42

PART 9 - ADDITIONAL INFORMATION

Systematic Withdrawals                                                        42
Income Plus Withdrawal Program                                                42
Dollar Cost Averaging                                                         43
Systematic Transfer Program                                                   43
Customized Asset Rebalancing                                                  43
Legal Proceedings                                                             44

Appendix A  -  Condensed Financial Information                                45
Appendix B  -  Illustration of a Market Value Adjustment                      46
Appendix C  -  Calculating the Added Value Option Charge                      48
Appendix D  -  How the Market Affects the Added Value Option                  52
Appendix E  -  SAI Table of Contents                                          56

GLOSSARY

ACCOUNT VALUE - the value of your contract, which consists of the values of your Investment Options added together.

ADJUSTED ACCOUNT VALUE - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.

ANNUITANT - the person upon whose life an annuity benefit and death benefit are based.

BUSINESS DAY - any day that the New York Stock Exchange is open.

CASH VALUE - your Adjusted Account Value reduced by any withdrawal charges and/or any pro-rata annual administrative charges and any Added Value Option recapture that may apply.

ENHANCED RATE - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.

FIRST-YEAR TOTAL CONTRIBUTIONS - All monies deposited into the annuity by either the owner or the company during the first 12 calendar months the contract is in-force.

FIXED ACCOUNTS - Guaranteed Rate Options and the Systematic Transfer Option.

GRO - Guaranteed Rate Options, which offer durations of two, three, five, seven and ten years and lock in a fixed annual effective interest rate.

GRO VALUE - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate.

GUARANTEE PERIOD - the duration of your GRO Account.

GUARANTEED INTEREST RATE - a fixed annual effective interest rate that we declare for the duration of your GRO Account.

INVESTMENT OPTIONS - Variable Account Options and Fixed Accounts, collectively.

MARKET VALUE ADJUSTMENT ("MVA")- an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account for withdrawals, surrenders, transfers and certain other transactions made before the GRO Account expires.

MINIMUM VALUE - an amount equal to your net allocation to a GRO Account, less prior withdrawals (and associated charges), accumulated at 3% interest annually, less any administrative charges.

PORTFOLIO - an investment portfolio of a mutual fund in which the Separate Account invests its assets.

RETIREMENT DATE - All annuity benefits under your contract are calculated as of your Retirement Date. The Retirement Date can't be later than your 98th birthday, but may have to be earlier if required by law.

STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within one year of your most recent STO contribution.

TOTAL CUSTOMER CONTRIBUTIONS - The sum of all premiums contributed by the policyholder

UNIT - a measure of your ownership interest in a Variable Account Option.

UNIT VALUE - the value of each Unit calculated on any Business Day.

VARIABLE ACCOUNT OPTIONS - the various investment options available to you under the contract, other than the GROs and STO. The value of your contract will reflect the investment performance of the Variable Account Options you choose.

PART 1 - SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

In this prospectus, "we," "our" and "us" mean National Integrity Life Insurance Company (NATIONAL INTEGRITY). The terms "you" and "your" mean the Annuitant, the person upon whose life the Annuity Benefit and the Death Benefit are based, usually the owner of the contract. If the Annuitant doesn't own the contract, the owner has all of the rights under the contract until annuity payments begin. If there are joint owners, they share contract rights and they must both sign for any changes or transactions. The death of the first joint owner will determine the timing of distributions.

You can invest for retirement by buying an IQ 3 The SMART Annuity if you properly complete a Customer Profile form (an application or enrollment form may be required in some states) and make a minimum initial contribution. Because this is a single premium contract in New York, additional contributions can't be made after the first year your contract is in effect.

YOUR BENEFITS

Your contract has an Account Value, an annuity benefit, and a death benefit. These benefits are described in more detail below.

Your benefits under the contract may be controlled by the usual rules for taxation of annuities, including the deferral of taxes on your investment growth until you actually make a withdrawal. You should read Part 8, "Tax Aspects of the Contract" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under certain tax-favored retirement programs, which may be subject to special eligibility and contribution rules.

HOW YOUR CONTRACT IS TAXED

Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.

YOUR CONTRIBUTIONS

The minimum initial contribution is $5,000. The minimum initial contribution for qualified retirement plans is $2,000. Additional contributions can be as little as $100. Some tax-favored retirement plans allow smaller additional contributions. See "Contributions Under Your Contract" in Part 5.

YOUR INVESTMENT OPTIONS

You may have your contributions placed in the Variable Account Options or the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and the Fixed Accounts are together referred to as the INVESTMENT OPTIONS. To select Investment Options most suitable for you, see
Part 3, "Your Investment Options."

The Variable Account Options invest in shares of investment portfolios of mutual funds or a UIT. Each investment portfolio is referred to as a PORTFOLIO. The investment goal of each Variable Account Option and its corresponding Portfolio is the same. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented Variable Account Option, which invests in a GROWTH Portfolio. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio's prospectus and Statement of Additional Information.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE

Your ACCOUNT VALUE consists of the value of your Fixed Accounts added to the value of your Variable Account Options. Your ADJUSTED ACCOUNT VALUE is your Account Value, as increased or decreased by any Market Value Adjustments. Your Account Value in the GROs can never be decreased below the Minimum Value. Your CASH VALUE is equal to your Adjusted Account Value, minus the pro-rata portion of the annual administrative charge and the Added value recapture, if it applies. See "Charges and Fees" below. If the ACCOUNT VALUE goes below $1,000 we reserve the right to terminate the contract and surrender the policy for the CASH VALUE. We will notify the owner and will give at least sixty (60) days in which to make additional contributions.

TRANSFERS

You may transfer all or any part of your Account Value among the Investment Options, although some restrictions apply. See "Transfers" in Part 5. Any transfer must be at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs: (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) to transfer your STO contributions. All of these programs are discussed in Part 9. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer after the first twelve.

CHARGES AND FEES

An annual administrative expense charge of $30 is deducted from your Account. A daily charge at an effective annual rate of 1.45% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks (1.30%) and certain administrative expenses (.15%). The charge will never be greater than this. For more information, see Part 4, "Deductions and Charges."

Investment advisory fees and other expenses are deducted from amounts the Separate Account invests in the Portfolios. Fidelity Management and Research Company receives investment management fees from the Portfolios based on the average net assets of each Portfolio. Advisory fees can't be increased without the consent of shareholders. See "Table of Annual Fees and Expenses" below and "The Portfolios' Investment Advisor" in Part 3.

WITHDRAWALS

You may make withdrawals as often as you wish. Each withdrawal must be at least $300.

ADDED VALUE OPTION

This is an optional contract feature that must be selected at the time of application. If you select the option, National Integrity will credit from 1% up to 3% of any premium contribution made during the first 12 months the contract is in effect. For example, if $50,000 is deposited and the 3% Added Value Option is selected, National Integrity will credit $1500 to your Account Value. National Integrity charges a fee for the option. The fee is subject to a minimum and maximum dollar amount limit. Expenses for a contract with the Added Value Option will be higher than for a contract without the option. Over time, the benefit of the Added Value Option may be more than offset by the fees associated with the option. See Section 6, "Optional Contract Features" for more detailed information.

YOUR INITIAL RIGHT TO REVOKE (FREE LOOK PERIOD)

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in certain states. If you cancel your contract, we'll return your contract value (contributions net any investment performance and applicable daily charges), which may be more or less than your initial contribution. If the law requires, upon cancellation, we'll return all of your contributions without any adjustment. We'll return the amount of any contribution to the Guaranteed Rate Option upon cancellation and we will also recapture any Added Value Option which has been credited to your account.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

VARIABLE ANNUITY INVESTMENT GOALS

The investment goals of the IQ 3 The SMART Annuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.

RISKS

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

For a complete discussion of the risks associated with an investment in any particular Variable Account Option, see the prospectus of the corresponding Portfolio.

TABLE OF ANNUAL FEES AND EXPENSES

Owner Transaction Expenses
--------------------------
      Sales Load on Purchases                                                                    $0
      Transfer Charge after 12 Transfers(1)                                                     $20

Annual Administrative Charge
----------------------------

      Annual Administrative Charge                                                              $30

Separate Account Annual Expenses
(as a percentage of separate account value)(2)
----------------------------------------------

      Mortality and Expense Risk Fees                                                         1.30%
      Administrative Expenses                                                                  .15%
                                                                                              -----
      Base Contract Total Separate Account Annual Expenses                                    1.45%
                                                                                              =====

      Optional Added Value Option Charge (5%)                                                  .75%
      Optional Death Benefit Charge                                                            .15%
                                                                                              -----
      Highest Possible Total Separate Account Annual Charges if Options Elected               2.35%
                                                                                              =====

                           OPTIONAL CONTRACT EXPENSES

Added Value Option (Charges Assessed to the Separate and Fixed Accounts)

For an additional annual charge of .15% of separate account value, National Integrity will credit 1% of purchase payment(s) made to the contract during the first 12 months the contract is in force. An additional charge of .15% will be charged for each additional 1% credited to the contract. A maximum of 3% can be credited to the contract. These charges will assessed until 7 years from the date the contract was issued. The fee for the Added Value Option will be assessed to both the separate and Fixed Accounts.

         Added Value Option Charge          Total Separate Account Charges with Added Value Option
         1%                   .15%          1%                              1.60%
         2%                   .30%          2%                              1.75%
         3%                   .45%          3%                              1.90%
         4%                   .60%          4%                              2.05%
         5%                   .75%          5%                              2.20%

The dollar amount of the charge for the Added Value Option is subject to a minimum and maximum amount. For a 1% credit the minimum amount is .145% multiplied by FIRST-YEAR TOTAL CONTRIBUTIONS. For a 1% credit the maximum amount is .182% multiplied by FIRST-YEAR TOTAL CONTRIBUTIONS. To calculate the minimum and maximum dollar amounts, multiply the FIRST-YEAR TOTAL CONTRIBUTIONS, by the percentages in the following chart, for the Added Value Option you select.

 Added Value Option         Minimum Percentage         Maximum Percentage
 ------------------         ------------------         ------------------
       1%                          .145%                      .182%
       2%                          .290%                      .364%
       3%                          .435%                      .546%
       4%                          .580%                      .728%
       5%                          .725%                      .910%

SEE APPENDIX C FOR AN EXPLANATION AND EXAMPLES OF HOW TO CALCULATE THE CHARGES FOR THE AVO SELECTED.


Optional Death Benefit (Charges Assessed to the Separate Account Only)

The annual fee for the optional death benefit is:

Optional Death Benefit                                            0.15%
Total Variable Account Charges with Optional Death Benefit        1.60%

Portfolio Annual Expenses After Waivers/Reimbursements
(as a percentage of average net assets)
---------------------------------------

                                                             Management       Other          12b-1           Total Annual
Portfolio                                                    Fees             Expenses       Fee             Expenses
---------                                                    ----             --------       ---             --------
Fidelity VIP Equity-Income, Service Class 2                  .48%             .10%           .25%             .83%(3)
Fidelity VIP Growth, Service Class 2                         .57%             .09%           .25%             .91%(3)
Fidelity VIP Overseas, Service Class 2                       .72%             .18%           .25%            1.15%(3)
Fidelity VIP High Income, Service Class 2                    .58%             .18%           .25%            1.01%
Fidelity VIP Investment Grade Bond, Service Class 2          .43%             .37%           .25%            1.05%(5)
Fidelity VIP Asset Manager, Service Class 2                  .53%             .10%           .25%             .88%
Fidelity VIP Index 500, Service Class 2                      .24%             .04%           .25%             .53%(4)
Fidelity VIP Contrafund, Service Class 2                     .57%             .10%           .25%             .92%(3)
Fidelity VIP Asset Manager: Growth, Service Class 2          .58%             .14%           .25%             .97%(3)
Fidelity VIP Growth Opportunities, Service Class 2           .58%             .12%           .25%             .95%(3)
Fidelity VIP Balanced, Service Class 2                       .43%             .17%           .25%             .85%(3)
Fidelity VIP Growth & Income, Service Class 2                .48%             .12%           .25%             .85%(3)
Fidelity VIP Mid-Cap, Service Class 2                        .57%             .17%           .25%             .99%(3)
Fidelity VIP Dynamic Capital Appreciation, Serv. Cls. 2      .57%             .61%           .25%            1.43%(6)
Fidelity VIP Aggressive Growth, Service Class 2              .63%             .48%           .25%            1.36%(6)
Fidelity VIP Money Market, Service Class 2                   .27%             .08%           .25%             .60%(7,8)
Janus Aspen Series Balanced, Service Shares                  .65%             .02%           .25%             .92%(9)
Janus Aspen Series Worldwide Growth, Service Shares          .65%             .05%           .25%             .95%(9)
Janus Aspen Series Growth, Service Shares                    .65%             .02%           .25%             .92%(9)
Janus Aspen Series Aggressive Growth, Service Shares         .65%             .02%           .25%             .92%(9)
Janus Aspen Series Capital Appreciation, Service Shares      .65%             .02%           .25%             .92%(9)
Janus Aspen Series Core Equity Service Shares                .26%             .99%           .25%            1.50%(9,10)
Janus Aspen Series International Growth, Service Shares      .65%             .06%           .25%             .96%(9)
Janus Aspen Series Strategic Value, Service Shares           .00%            1.25%           .25%            1.50%(9,10)
Baron Small Cap                                             1.05%             .50%           .00%            1.55%
Gabelli Large Cap Value                                      .90%             .50%           .00%            1.40%
Harris Bretall Sullivan & Smith Equity Growth                .65%             .38%           .00%            1.01%
Third Avenue Value                                           .65%             .43%           .00%            1.08%
MFS Emerging Growth, Service Class                           .75%             .10%           .20%            1.05%(11)
MFS Investors Trust, Service Class                           .75%             .12%           .20%            1.07%(11)
MFS Mid Cap Growth, Service Class                            .75%             .16%           .20%            1.11%(11,12)
MFS New Discovery, Service Class                             .90%             .16%           .20%            1.26%(11,12)
MFS Capital Opportunities, Service Class                     .75%             .16%           .20%            1.11%(11,12)
MFS Investors Growth Stock, Service Class                    .75%             .16%           .20%            1.11%(11)
MFS Total Return, Service Class                              .75%             .15%           .20%            1.10%(11)
Putnam VT Voyager Fund II-Class IB                           .70%             .30%           .25%(13)        1.72%(11)
Putnam VT International Growth Fund-Class IB                 .76%             .18%           .25%(13)        1.19%(14)
Putnam VT Technology Fund-Class IB                          1.00%             .78%           .25%(13)        2.03%(14)
Putnam VT Growth and Income Fund-Class IB                    .46%             .04%           .25%(13)         .75%(14)
Putnam VT Small Cap Value Fund-Class IB                      .80%             .30%           .25%(13)        1.35%(14)
Touchstone International Equity Fund                         .95%             .30%           .00%            1.25%(15)
Touchstone Emerging Growth Fund                              .80%             .32%           .00%            1.12%(15)
Touchstone Small Cap Value                                   .80%             .20%           .00%            1.00%(15)
Touchstone Growth/Value Fund                                1.00%             .10%           .00%            1.10%(15,16)
Touchstone Equity Fund                                       .75%             .20%           .00%             .95%(15,16)
Touchstone Enhanced 30 Fund                                  .65%             .10%           .00%             .75%(15)
Touchstone Value Plus Fund                                   .75%             .40%           .00%            1.15%(15)
Touchstone Growth & Income                                   .80%             .05%           .00%             .85%(15)
Touchstone Balanced Fund                                     .80%             .12%           .00%             .92%(15)
Touchstone High Yield Fund                                   .60%             .20%           .00%             .80%(15)
Touchstone Bond Fund                                         .55%             .20%           .00%             .75%(15)
Touchstone Money Market Fund                                 .50%             .10%           .00%             .60%(15,16)
Van Kampen Bandwidth & Telecommunications                    .00%            1.20%           .00%            1.20%(17)


                                       12

Van Kampen Biotechnology and Pharmaceutical                  .00%            1.20%           .00%            1.20%(17)
Van Kampen Internet                                          .00%            1.20%           .00%            1.20%(17)
Van Kampen Morgan Stanley High-Tech 35                       .00%            1.10%           .00%            1.10%(17)
Van Kampen Morgan Stanley U.S. Multinational                 .00%            1.10%           .00%            1.10%(17)

---------------------------------------
1) After the first 12 transfers during a contract year, we will charge a transfer fee of $20 for each transfer. This charge does not apply to transfers made for dollar cost averaging, asset rebalancing, or systematic transfers. See "Deductions and Charges" in Section 4.

2)  See "Deductions and Charges" in Section 4.

3) Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and /or because through arrangements with the funds custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the funds custodian expenses. See the fund prospectus for details.

4) The fund's manager has voluntarily agreed to reimburse the class its expenses if they exceed a certain level. Without this reimbursement, the annual class operating expenses would have been 1.75%. This arrangement may be discontinued by the fund's manager at any time.

5) The fund's manager has voluntarily agreed to reimburse the class its expenses if they exceed a certain level. Without this reimbursement, the annual class operating expenses would have been 0.76% %. This arrangement may be discontinued by the fund's manager at any time.

6) The annual class operating expenses provided are based on estimated expenses for the current year.

7) The annual class operating expenses are provided based on historical expenses, adjusted to reflect the current management fee structure.

8) The fund's manager has voluntarily agreed to reimburse the class its expenses if they exceed a certain level. Without this reimbursement, the annual class operating expenses would have been 0.98%. This arrangement may be discontinued by the fund's manager at any time.

9) Expenses are actual annualized expenses for the fiscal year ending December 31, 2000.

10) There is a contractual waiver of expenses between these portfolios and Janus Capital Corporation. The waiver is first applied to the Management Fees and then against Other Expenses, and will continue until at least the next annual renewal of the management agreement. Without such waiver, the Management Fee and the Total Annual Expenses for the Janus Aspen Series
    Core Equity Portfolio would have been .65% and 2.03%, respectively, and for the Janus Aspen Series Strategic Value would have been .65% and 3.72%, respectively.

11) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. The series may enter into other similar arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher that the actual expenses of the series.

12) MFS has contractually agreed, subject to reimbursement, to bear the series' expenses such that "Other Expenses" (after taking into account the expense offset arrangement described above) do not exceed 0.15% annually. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees that oversees the series.

13) The fund's fees' have been restated to reflect an increase in 12b-1 fee's currently payable to Putnam Investment Management, LLC. The trustees of Putnam Variable Trust currently limit 12b-1 fee payments on Class IB shares to 0.25% of average net assets.

14) Reflects actual annualized expenses as of December 31, 2000.

15) Touchstone Advisors, Inc. has agreed to waive certain fees or reimbursements of the Touchstone Funds so that each fund's expenses do not exceed the percentages listed for that fund in this table. This agreement will remain in place at least until December 31, 2001. Without this agreement, expenses would be higher.

16) The annual operating expenses provided are based on estimated expenses for the current year.

17) These expenses are estimated based upon an initial accumulation unit value of $10. Van Kampen Funds, Inc. has agreed if actual organizational costs and annual expenses exceed $0.10 per unit in any year, Van Kampen Funds, Inc. will voluntarily pay any excess at its own expense. Please see the Van Kampen Life Portfolio prospectus for more detail.

EXAMPLE

The example below shows the expenses on a $1,000 investment (which does not include the 5% Added Value Option credit), assuming a $40,000 average contract value and a 5% annual rate of return on assets. These figures include charges for the Added Value Option (5%) and Optional Death Benefit.

EXPENSES PER $1,000 INVESTMENT WHETHER YOU ELECT TO ANNUITIZE, SURRENDER OR CONTINUE YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:

PORTFOLIO                                                          1 YEAR       3 YEARS       5 YEARS      10 YEARS
---------                                                          ------       -------       -------      --------
Fidelity VIP Equity Income, Service Class 2                        $33.34       $101.56       $171.92       $357.64
Fidelity VIP Growth, Service Class 2                               $34.16       $103.98       $175.87       $365.08
Fidelity VIP Overseas, Service Class 2                             $36.61       $111.19       $187.61       $387.02
Fidelity VIP High Income, Service Class 2                          $35.18       $106.99       $180.77       $374.28
Fidelity VIP Investment Grade Bond, Service Class 2                $35.59       $108.19       $182.73       $377.94
Fidelity VIP Asset Manager, Service Class 2                        $33.85       $103.07       $174.39       $362.30
Fidelity VIP Index 500, Service Class 2                            $30.26        $92.48       $157.02       $329.21
Fidelity VIP Contrafund, Service Class 2                           $34.26       $104.28       $176.36       $366.00
Fidelity VIP Asset Manager: Growth, Service Class 2                $34.77       $105.78       $178.81       $370.61
Fidelity VIP Growth Opportunities, Service Class 2                 $34.56       $105.18       $177.83       $368.77
Fidelity VIP Balanced, Service Class 2                             $33.54       $102.17       $172.91       $359.51
Fidelity VIP Growth & Income, Service Class 2                      $33.54       $102.17       $172.91       $359.51
Fidelity VIP Mid-Cap, Service Class 2                              $34.97       $106.39       $179.79       $372.45
Fidelity VIP Dynamic Capital Appreciation, Service Class 2         $39.48       $119.56       $201.15       $411.93
Fidelity VIP Aggressive Growth, Service Class 2                    $38.77       $117.47       $197.78       $405.77
Fidelity VIP Money Market, Service Class 2                         $30.98        $94.60       $160.52       $335.92
Janus Aspen Series Balanced, Service Shares                        $34.26       $104.28       $176.36       $366.00
Janus Aspen Series Worldwide Growth, Service Shares                $34.56       $105.18       $177.83       $368.77
Janus Aspen Series Growth, Service Shares                          $34.26       $104.28       $176.36       $366.00
Janus Aspen Series Aggressive Growth, Service Shares               $34.26       $104.28       $176.36       $366.00
Janus Aspen Series Capital Appreciation, Service Shares            $34.26       $104.28       $176.36       $366.00
Janus Aspen Series Core Equity Service Shares                      $40.20       $121.65       $204.51       $418.05
Janus Aspen Series International Growth, Service Shares            $34.67       $105.48       $178.32       $369.69
Janus Aspen Series Strategic Value, Service Shares                 $40.20       $121.65       $204.51       $418.05
Baron Small Cap                                                    $40.71       $123.14       $206.91       $422.39
Gabelli Large Cap Value                                            $39.18       $118.67       $199.71       $409.30
Harris Bretall Sullivan & Smith Equity Growth                      $35.18       $106.99       $180.77       $374.28
Third Avenue Value                                                 $35.90       $109.09       $184.20       $380.67
MFS Emerging Growth, Service Class                                 $35.59       $108.19       $182.73       $377.94
MFS Investors Trust, Service Class                                 $35.79       $108.79       $183.71       $379.76
MFS Mid Cap Growth, Service Class                                  $36.20       $109.99       $185.66       $383.40
MFS New Discovery, Service Class                                   $37.74       $114.49       $192.95       $396.89
MFS Capital Opportunities, Service Class                           $36.20       $109.99       $185.66       $383.40
MFS Investors Growth Stock, Service Class                          $36.20       $109.99       $185.66       $383.40
MFS Total Return, Service Class                                    $36.10       $109.69       $185.17       $382.49
Putnam VT Voyager Fund II-Class IB                                 $37.64       $114.19       $192.46       $396.00
Putnam VT International Growth Fund-Class IB                       $37.02       $112.39       $189.55       $390.62
Putnam VT Growth and Income Fund-Class IB                          $45.63       $137.33       $229.62       $462.93
Putnam VT Technology Fund-Class IB                                 $32.52        $99.15       $167.97       $350.15
Putnam VT Small Cap Value-Class IB                                 $38.66       $117.18       $197.30       $404.89
Touchstone International Equity Fund                               $37.64       $114.19       $192.46       $396.00
Touchstone Emerging Growth Fund                                    $36.31       $110.29       $186.15       $384.30
Touchstone Small Cap Value Fund                                    $35.08       $106.69       $180.28       $373.37
Touchstone Growth/Value Fund                                       $36.10       $109.69       $185.17       $382.49
Touchstone Equity Fund                                             $34.56       $105.18       $177.83       $368.77
Touchstone Enhanced 30 Fund                                        $32.52        $99.15       $167.97       $350.15
Touchstone Value Plus Fund                                         $36.61       $111.19       $187.61       $387.02


                                       15

Touchstone Growth & Income Fund                                    $33.54       $102.17       $172.91       $359.51
Touchstone Balanced Fund                                           $34.26       $104.28       $176.36       $366.00
Touchstone High Yield Fund                                         $33.03       $100.66       $170.44       $354.84
Touchstone Bond Fund                                               $32.52        $99.15       $167.97       $350.15
Touchstone Money Market Fund                                       $30.98        $94.60       $160.52       $335.92
Van Kampen Bandwidth & Telecommunications                          $37.13       $112.69       $190.04       $391.52
Van Kampen Biotechnology & Pharmaceutical                          $37.13       $112.69       $190.04       $391.52
Van Kampen Internet                                                $37.13       $112.69       $190.04       $391.52
Van Kampen Morgan Stanley High-Tech 35                             $36.10       $109.69       $185.17       $382.49
Van Kampen Morgan Stanley U.S. Multinational                       $36.10       $109.69       $185.17       $382.49

This example assumes the current charges of the Separate Account and the management fees and other expenses of the Portfolios, after reimbursement, for the most recent fiscal year or the estimated expenses of the Portfolios, after reimbursement, if applicable. ACTUAL PORTFOLIO EXPENSES MAY BE MORE OR LESS. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The example also assumes an estimated $40,000 Account Value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.75. This per $1,000 charge would be higher for a smaller Account Value and lower for a higher Account Value.

The table and example above are to help you understand the various costs and expenses that apply to your contract, directly or indirectly. The example shows expenses of the Separate Account, as well as those of the Portfolios. Premium taxes may also apply when you receive a payout of your contributions.

CONDENSED FINANCIAL INFORMATION IS FOUND IN APPENDIX A.

PART 2 - NATIONAL INTEGRITY AND THE SEPARATE ACCOUNT

NATIONAL INTEGRITY LIFE INSURANCE COMPANY

National Integrity is a stock life insurance company organized under the laws of New York. Our principal executive office is in Louisville, Kentucky. We are authorized to sell life insurance and annuities in four states. We sell single and flexible premium annuity contracts with underlying investment options, fixed single premium annuities, and flexible premium annuities offering both traditional fixed guaranteed interest rates and fixed equity indexed options. National Integrity is an indirect wholly owned subsidiary of W&S, a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888.

THE SEPARATE ACCOUNT AND THE VARIABLE ACCOUNT OPTIONS

The Separate Account was established in 1986, and is maintained under the insurance laws of the State of New York. It is a unit investment trust, which is a type of investment company, registered with the Securities and Exchange Commission (the SEC). SEC registration doesn't mean that the SEC is involved in any way in supervising the management or investment policies of the Separate Account. Each Variable Account Option invests in shares of a corresponding Portfolio. We may establish additional Options from time to time. The Variable Account Options currently available to you are listed in Part 3, "Your Investment Options."

ASSETS OF OUR SEPARATE ACCOUNT

Under New York law, we own the assets of our Separate Account and use them to support the variable portion of your contract and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate Account in proportion to the amounts in their contracts. We can't use the Separate Account's assets supporting the variable portion of these variable contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operations of another Option.

Income, gains and losses, whether or not realized, from assets allocated to the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Account, and in that way, we can participate proportionately in the Separate Account. Amounts in the Separate Account in excess of reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE

We can change how we or our Separate Account operate, subject to your approval when required by the Investment Company Act of 1940 (1940 ACT) or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. We may:

 - add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Account, or withdraw assets relating to your contract from one Option and put them into another;
 -  register or end the registration of the Separate Account under the 1940 Act;
 - operate our Separate Account under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of National Integrity under the 1940
    Act);
 - restrict or eliminate any voting rights of owners or others who have voting rights that affect our Separate Account;
 - cause one or more Option(s) to invest in a mutual fund other than or in addition to the Portfolios;
 - operate our Separate Account or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

PART 3 - YOUR INVESTMENT OPTIONS

THE PORTFOLIOS

Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. Some of the Portfolios' investment advisers may compensate us for providing administrative services in connection with the Portfolios. This compensation is paid from the investment adviser's assets. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON ANY PORTFOLIO, CALL OUR ADMINISTRATIVE OFFICE TOLL-FREE AT 1-800-433-1778.

FIDELITY

Fidelity Management & Research Company (FMR) is a registered investment adviser under the Investment Advisers Act of 1940. It serves as the investment adviser to each Portfolio. Deutsche Asset Management, Inc. is the Fidelity VIP Index 500 Portfolio's sub-adviser.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that a Portfolio will be able to achieve its objective. YOU SHOULD READ FIDELITY'S VIP FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

FIDELITY VIP EQUITY-INCOME PORTFOLIO

Fidelity VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield that exceeds the composite yield on the securities comprising the S&P 500. FMR normally invests at least 65% of the Portfolio's total assets in income-producing equity securities.

FIDELITY VIP GROWTH PORTFOLIO

Fidelity VIP Growth Portfolio seeks capital appreciation. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

FIDELITY VIP OVERSEAS PORTFOLIO

Fidelity VIP Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.

FIDELITY VIP HIGH INCOME PORTFOLIO

Fidelity VIP High Income Portfolio seeks a high current income, while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities, preferred stocks, and convertible securities, with an emphasis on lower-quality debt securities.

FIDELITY VIP INVESTMENT GRADE BOND PORTFOLIO

Fidelity VIP Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S. dollar-denominated investment-grade bonds.

FIDELITY VIP ASSET MANAGER PORTFOLIO

Fidelity VIP Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.

FIDELITY VIP INDEX 500 PORTFOLIO

Fidelity VIP Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the Standard & Poor's 500 Composite Stock Price Index while keeping transaction costs and other expenses low.

FIDELITY VIP CONTRAFUND(R) PORTFOLIO

Fidelity VIP Contrafund(R) Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

FIDELITY VIP ASSET MANAGER: GROWTH PORTFOLIO

Fidelity VIP Asset Manager: Growth Portfolio is an asset allocation fund that seeks to maximize total return over the long term through investments in stocks, bonds, and short-term money market instruments. The portfolio has a neutral mix, which represents the way the portfolio's investments will generally be allocated over the long term. The range and approximate neutral mix for each asset class are shown below:

                                   RANGE           NEUTRAL MIX
           Stock Class            50-100%              70%
           Bond Class               0-50%              25%
           Short-Term/
           Money Market Class       0-50%               5%

FIDELITY VIP GROWTH OPPORTUNITIES PORTFOLIO

Fidelity VIP Growth Opportunities Portfolio seeks to provide capital growth. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may also invest the Portfolio's assets in other types of securities, including bonds, which may be lower-quality debt securities.

FIDELITY VIP BALANCED PORTFOLIO

Fidelity VIP Balanced Portfolio seeks both income and growth of capital by investing approximately 65% of assets in stocks and other equity securities, and the remainder in bonds and other debt securities, including lower-quality debt securities, when its outlook is neutral.

FIDELITY VIP GROWTH & INCOME PORTFOLIO

Fidelity VIP Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.



FIDELITY VIP MID-CAP PORTFOLIO

FMR normally invests the Fidelity VIP Mid-Cap Portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.

FIDELITY VIP DYNAMIC CAPITAL APPRECIATION PORTFOLIO

FMR normally invests the Fidelity VIP Dynamic Capital Appreciation Portfolio's assets primarily in common stocks. FMR may invest the portfolio's assets in securities of foreign issuers in addition to securities of domestic issuers. At any given time, FMR may tend to buy "growth" stocks or "value" stocks, or a combination of both types. In buying and selling securities for the portfolio, FMR relies on fundamental analysis of each issuer and its potential for success in light of current financial condition, its industry position, and economic and market conditions. Factors considered include growth potential, earnings estimates, and management.

FIDELITY VIP AGGRESSIVE GROWTH PORTFOLIO

Fidelity VIP Aggressive Growth Portfolio seeks capital appreciation by investing primarily in common stocks of medium-sized companies that it believes offer the potential for accelerated earnings or revenue growth. Stocks of these companies are often called "growth" stocks

FIDELITY VIP MONEY MARKET PORTFOLIO

Fidelity VIP Money Market Portfolio seeks to earn a high level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

JANUS ASPEN SERIES

Each portfolio of the Janus Aspen Series is a mutual fund registered with the SEC. Janus Capital Corporation serves as the investment adviser to each Portfolio.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment goals of the Portfolios of the Janus Aspen Series. There are no guarantees that these objectives will be met. YOU SHOULD READ THE JANUS ASPEN SERIES PROSPECTUSES CAREFULLY BEFORE INVESTING.

JANUS ASPEN AGGRESSIVE GROWTH PORTFOLIO

Janus Aspen Aggressive Growth Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by normally investing at least 50% of its equity assets in securities issued by medium-sized companies. Medium-sized companies are those whose market capitalizations fall within the range of companies in the S&P MidCap 400 Index. Market capitalization is a commonly used measure of the size and value of a company. The market capitalizations within the Index will vary, but as of December 31, 2000, they ranged from approximately $102 million to $13 billion.

JANUS ASPEN GROWTH PORTFOLIO

Janus Aspen Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks selected for their growth potential. Although the Portfolio can invest in companies of any size, it generally invests in larger, more established companies.

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO

Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ASPEN BALANCED PORTFOLIO

Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with capital preservation and balanced by current income. It is a diversified portfolio that pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income securities.

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

JANUS ASPEN CORE EQUITY PORTFOLIO

Janus Aspen Core Equity Portfolio seeks current income and long-term growth of capital. It normally emphasizes investments in common stocks, and growth potential is a significant investment consideration. The Portfolio tries to provide a lower level of volatility than the S&P 500 Index. Normally, it invests at least 65% of its assets in income-producing equity securities including common and preferred stocks, warrants and securities that are convertible to common or preferred stocks.

JANUS ASPEN INTERNATIONAL GROWTH PORTFOLIO

Janus Aspen International Growth Portfolio seeks long-term growth of capital. It normally invests at least 65% of its total assets in securities of issuers from at least five different countries, excluding the United States. Although the Portfolio intends to invest substantially all of its assets in issuers located outside the United States, it may invest in U.S. issuers and it may at times invest all of its assets in fewer than five countries, or even a single country.

JANUS ASPEN STRATEGIC VALUE PORTFOLIO

Janus Aspen Strategic Value Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks with the potential for long-term growth of capital using a "value" approach. The "value" approach the portfolio manager uses emphasizes investments in companies he believes are undervalued relative to their intrinsic worth.

THE LEGENDS FUND

The Legends Fund is an open-end management investment company registered with the SEC. Touchstone Advisers, Inc. is the investment advisor of The Legends Fund. Touchstone Advisors has entered into a sub-advisory agreement with a professional manager to invest the assets of each of its portfolios. The sub-adviser for each portfolio is listed below.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Following is a summary of the investment objectives of the Legends Fund Portfolios. We can't guarantee that these objectives will be met. You should read the Legends Fund prospectus carefully before investing.


BARON SMALL CAP


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The Baron Small Cap Portfolio seeks long-term capital appreciation. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of smaller companies with market values under $2 billion selected for their capital appreciation potential. In making investment decisions for the Portfolio, the sub-adviser seeks securities that it believes have (1) favorable price to value characteristics based on the sub-adviser's assessment of their prospects for future growth and profitability, and (2) the potential to increase in value at least 50% over two subsequent years. The sub-adviser to the Portfolio is BAMCO, Inc.

GABELLI LARGE CAP VALUE

The Gabelli Large Cap Value Portfolio seeks long term capital appreciation. It is a diversified Portfolio that seeks to achieve its objective by investing primarily in common stocks of large, well known, widely-held, high-quality companies that have a market capitalization greater than $5 billion. Companies of this general type are often referred to as "Blue Chip" companies. The sub-adviser is Gabelli Asset Management Company.

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH

Harris Bretall Sullivan & Smith Equity Growth Portfolio seeks long-term capital appreciation. It is a diversified portfolio that pursues its objective by investing primarily in stocks of established companies with proven records of superior and consistent earnings growth. In selecting equity securities for the Portfolio, the sub-adviser looks for successful companies that have exhibited superior growth in revenues and earnings, strong product lines and proven management ability over a variety of business cycles. Harris Bretall Sullivan & Smith, LLC is the sub-adviser to the Portfolio.

THIRD AVENUE VALUE

The Third Avenue Value Portfolio seeks long-term capital appreciation. It is a non-diversified portfolio that seeks to achieve its objective mainly by acquiring common stocks of well-financed companies (companies without significant debt in comparison to their cash resources) at a substantial discount to what the sub-adviser believes is their true value. The Portfolio also seeks to acquire senior securities, such as preferred stock and debt instruments, that the sub-adviser believes are undervalued. The sub-adviser is EQSF Advisors, Inc.

MFS FUNDS

Each portfolio of the MFS Variable Insurance Trust is a diversified mutual fund registered with the SEC. Massachusetts Financial Services Company is the investment adviser to the MFS Funds.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the MFS Funds. There is no guarantee that these objectives will be met. YOU SHOULD READ THE PROSPECTUS FOR MFS VARIABLE INSURANCE TRUST CAREFULLY BEFORE INVESTING.

MFS CAPITAL OPPORTUNITIES PORTFOLIO

MFS Capital Opportunities Portfolio seeks capital appreciation by normally investing at least 65% of its total assets in common stocks and related securities. The Portfolio focuses on companies that MFS believes have favorable growth prospects and attractive valuations based on current and expected earnings or cash flow.

MFS EMERGING GROWTH PORTFOLIO

MFS Emerging Growth Portfolio seeks long term growth of capital by normally investing at least 65% of its total assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. Emerging growth companies may be of any size, and MFS would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.

MFS INVESTORS TRUST PORTFOLIO

MFS Investors Trust Portfolio (formerly known as MFS Growth With Income Portfolio) seeks long-term growth of capital, with a secondary objective to seek current income, by normally investing at least 65% of its total assets in common stocks and related securities. While the Portfolio may invest in companies of any size, it generally focuses on companies with larger market capitalizations that MFS believes have sustainable growth prospects and attractive valuations based on current and expected earnings or cash flow. The Portfolio will also seek to generate gross income equal to approximately 90% of the dividend yield on the Standard & Poor's 500 Composite Index.

MFS MID CAP GROWTH PORTFOLIO

MFS Mid Cap Growth Portfolio seeks long term growth of capital by normally investing at least 65% of its total assets in common stocks and related securities of companies with medium market capitalization that MFS believes have above-average growth potential. Medium market capitalization companies are defined by the Portfolio as companies with market capitalizations equaling or exceeding $250 million but not exceeding the top of the Russell Midcap Growth Index range at the time of the Portfolio's investment. Companies whose market capitalizations fall below $250 million or exceed the top of the Russell Midcap Growth Index range after purchase continue to be considered medium-capitalization companies for purposes of the Portfolio's 65% investment policy. As of February 29, 2000, the top of the Russell Midcap Growth Index range was $59.6 billion.

MFS NEW DISCOVERY PORTFOLIO

MFS New Discovery Portfolio seeks capital appreciation by normally investing at least 65% of its total assets in common stocks and related securities of emerging growth companies. Emerging growth companies are companies that MFS believes offer superior prospects for growth and are either (1) early in their life cycle but which have the potential to become major enterprises, or (2) major enterprises whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment. While emerging growth companies may be of any size, the Portfolio will generally focus on smaller cap emerging growth companies that are early in their life cycle. MFS would expect these companies to have products, technologies, management, markets and opportunities that will facilitate earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation.

MFS INVESTORS GROWTH STOCK PORTFOLIO

MFS Investors Growth Stock Portfolio (formerly known as MFS Growth Portfolio) seeks to provide long-term growth of capital and future income rather than current income by investing, under normal market conditions, at least 80% of its total assets in common stocks and related securities, such as preferred stocks, convertible securities and depositary receipts for those securities, of companies which MFS believes offer better than average prospects for long-term growth. MFS looks particularly for companies which demonstrate: (1) a strong franchise, strong cash flows and a recurring revenue stream; (2) a strong industry position where there is potential for high profit margins or substantial barriers to new entry in the industry; (3) a strong management with a clearly defined strategy; and (4) new products or services.

MFS TOTAL RETURN PORTFOLIO

MFS Total Return Portfolio seeks mainly to provide above-average income (compared to a portfolio invested entirely in equity securities) consistent with the prudent employment of capital, and secondarily to provide a reasonable opportunity for growth of capital and income. The Portfolio invests in a combination of equity and fixed income securities. Under normal market conditions, the Portfolio invests (1) at least 40%, but not more than 75%, of its net assets in common stocks and related securities such as preferred stock, bonds, warrants or rights convertible into stock, and depositary receipts for those securities; and (2) at least 25% of its net assets in non-convertible fixed income securities. The Portfolio may vary the percentage of its assets invested in any one type of security, within the limits described above, in accordance with MFS's interpretation of economic and money market conditions, fiscal and monetary policy and underlying security values.

PUTNAM FUNDS


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Each fund is a mutual fund registered with the SEC. Putnam Investment
Management, LLC ("Putnam Management") serves as the investment adviser of each portfolio.

INVESTMENT OBJECTIVES OF THE FUNDS. Below is a summary of the investment objectives of Putnam's VT Funds. YOU SHOULD READ PUTNAM'S VT FUNDS' PROSPECTUS CAREFULLY BEFORE INVESTING.

PUTNAM VT VOYAGER FUND II

The fund seeks long-term growth of capital. The fund invests mainly in common stocks of U.S. companies, with a focus on growth stocks. Growth stocks are issued by companies that Putnam Management believes are fast-growing and whose earnings it believes are likely to increase. The fund invests in companies of any size.

PUTNAM VT INTERNATIONAL GROWTH FUND

The fund seeks capital appreciation. The fund normally invests mainly in common stocks of companies outside the United States. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Investment Management places on the company. The fund may also consider other factors it believes will cause the stock price to rise. The fund invests mainly in midsize and large companies, although it can invest in companies of any size. Although the fund emphasizes investments in developed countries, it may also invest in companies located in developing (also known as emerging) markets.

PUTNAM VT TECHNOLOGY FUND

The fund seeks capital appreciation and invests mainly in common stocks of U.S. companies in the technology industries that Putnam Management believes offer the opportunity for gain. These types of stocks are typically considered growth stocks. Growth stocks are issued by companies that Putnam Management believes are fast-growing and whose earnings Putnam Management believes are likely to increase over time. The fund invests in companies of all sizes.

PUTNAM VT GROWTH AND INCOME FUND

The fund seeks capital growth and current income. The fund invests mainly in common stocks of U.S. companies, with a focus on value stocks that offer potential for capital growth, current income, or both. Value stocks are those stocks Putnam Management believes are currently undervalued by the market. Putnam Management looks for companies undergoing positive change. It invests mainly in large companies.

PUTNAM VT SMALL CAP VALUE FUND

The fund seeks capital appreciation. The fund invests primarily in stocks of U.S. companies with a focus on value stocks. Value stocks are those that Putnam Management believes are currently undervalued by the market. Putnam Management looks for companies undergoing positive change. The fund invests mainly in small companies. These are companies of a size similar to those in the Russell 2000 Index, an index that measures the performance of small companies.

TOUCHSTONE VARIABLE SERIES TRUST

Each portfolio of the Touchstone Variable Series Trust is an open-end, diversified management investment company. Touchstone Advisors, Inc. is the investment adviser of each fund. Credit Suisse Asset Management, LLC is the sub-adviser for the International Equity fund. Westfield Capital Management, Inc./TCW Investment Management Company is the sub-adviser for the Emerging Growth fund. Todd Investment Advisors is the sub-adviser for the Small Cap Value and Enhanced 30 funds. Mastrapasqua & Associates is the sub-adviser for the Growth Value fund. Ft. Washington Investment Advisors, Inc. is the sub-adviser for the Equity, Value Plus, High Yield, Bond and Money Market funds. Zurich Scudder Investments, Inc. is the sub-adviser for the Growth & Income fund. OpCap Advisors is the sub-advisor for the Balanced fund.

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TOUCHSTONE INTERNATIONAL EQUITY FUND

Touchstone International Equity Fund seeks to increase the value of fund shares over the long-term by investing at least 80% of total assets in equity securities of foreign companies. The fund will invest in at least three countries outside of the United States and focuses on companies located in Europe, Australia and the Far East. The fund may invest up to 40% of its assets in securities issued by companies active in emerging market countries.

TOUCHSTONE EMERGING GROWTH FUND

Touchstone Emerging Growth Fund seeks to increase value of fund shares as a primary goal and to earn income as a secondary goal. The fund invests primarily in small cap companies, but may invest in mid cap companies and larger company stocks. It primarily invests in equity securities, including common and preferred stocks and convertible securities.

TOUCHSTONE SMALL CAP VALUE FUND

Touchstone Small Cap Value Fund seeks long-term growth of capital by investing primarily (at least 75% of total assets) in common stocks of small to medium capitalization companies that the portfolio manager believes are undervalued. The portfolio manager looks for stocks that it believes are priced lower than they should be, and also contain a catalyst for growth. These stocks may not pay dividends.

TOUCHSTONE GROWTH/VALUE FUND

Touchstone Growth/Value Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuation may not reflect the prospects for accelerated earnings and/or cash flow growth. The fund invests primarily in stocks of domestic large-cap growth companies that the portfolio manager believes have a demonstrated record of achievement with excellent prospects for earnings and/or cash flow growth over a 3 to 5 year period. In choosing securities, the portfolio manager looks for companies that it believes to be priced lower than their true value. These may include companies in the technology sector.

TOUCHSTONE EQUITY FUND

Touchstone Equity Fund seeks long-term growth of capital by investing primarily in growth-oriented stocks. The fund invests primarily (at least 65% of total assets) in a diversified portfolio of common stocks that are believed to have growth attributes superior to the general market. In selecting investments, the portfolio manager focuses on those companies that have attractive opportunities for growth of principal, yet sell at reasonable valuations compared to their expected growth rate of revenues, cash flows and earnings. These may include companies in the technology sector.

TOUCHSTONE ENHANCED 30 FUND

Touchstone Enhanced 30 Fund seeks to achieve a total return which is higher than the total return of the Dow Jones Industrial Average ("DJIA"). The fund's portfolio is based on the 30 stocks that compromise the DJIA. The DJIA is a measurement of general market price movement for 30 widely held stocks. The portfolio manager seeks to surpass the total return of the DJIA by substituting stocks that offer above average growth potential for those stocks in the DJIA that appear to have less growth potential. The fund's portfolio will at all times consist of 30 stocks and up to one-third of these holdings may represent substituted stocks in the enhanced portion of the portfolio.

TOUCHSTONE VALUE PLUS FUND

Touchstone Value Plus Fund seeks to increase value of the fund shares over the long-term by investing primarily (at least 65% of total assets) in common stock of larger companies that the portfolio manager believes are undervalued. In choosing undervalued stocks, the portfolio manager looks for companies that have proven management and unique features or advantages, but are believed to be priced lower than their true value. These companies may not pay dividends. The fund may also invest in common stocks of rapidly growing companies to enhance the fund's return and vary its investments to avoid having too much of the fund's assets subject to risks specific to undervalued stocks. Approximately 70% of total assets will generally be invested in large cap companies and approximately 30% will generally be invested in mid cap companies.

TOUCHSTONE GROWTH & INCOME FUND

Touchstone Growth and Income Fund seeks to increase the value of fund shares over the long-term, while receiving dividend income, by investing at least 50% of total assets in dividend paying common stock, preferred stocks and convertible securities in a variety of industries. The portfolio manager may purchase securities which that do not pay dividends (up to 50%) but which are expected to increase in value or produce high income payments in the future.

TOUCHSTONE BALANCED FUND

Touchstone Balanced Fund seeks to achieve both an increase in share price and current income by investing in both equity securities (generally about 60% of total assets) and debt securities (generally about 40%, but at least 25%). The fund may also invest up to one-third of its assets in securities of foreign companies, and up to 15% in securities of companies in emerging market countries. In choosing equity securities for the fund, the portfolio manager will seek out companies that are in a strong position within their industry, are owned in part by management and are selling at a price lower than the company's intrinsic value. Debt securities are also chosen using a value style, and will be rated investment grade or at the two highest levels of non-investment grade. The portfolio manager will focus on higher yielding securities, but will also consider expected movements in interest rates and industry position.

TOUCHSTONE HIGH YIELD FUND

Touchstone High Yield Fund seeks to achieve a high level of current income as its main goal, with capital appreciation as a secondary consideration. The fund invests primarily (at least 65% of total assets) in non-investment grade debt securities of domestic corporations. Non-investment grade securities are often referred to as "junk bonds" and are considered speculative.

TOUCHSTONE BOND FUND

Touchstone Bond Fund seeks to provide a high level of current income as is consistent with the preservation of capital by investing primarily in high-quality investment grade debt securities (at least 65% of total assets). The fund invests in mortgage-related securities (up to 60%), asset-backed securities and preferred stocks. The fund also invests in non-investment grade U.S. or foreign debt securities and preferred stock that are rated as low as B (up to 35%).

TOUCHSTONE MONEY MARKET FUND

Touchstone Money Market Fund seeks high current income, consistent with liquidity and stability of principal by investing primarily (at least 65% of total assets) in high-quality money market instruments. The fund is a money market fund and tries to maintain a constant share price of $1.00 per share, although there is no guarantee that it will do so.

VAN KAMPEN LIFE UIT PORTFOLIOS

Each portfolio of Van Kampen Life Portfolios is a unit investment trust registered with the SEC. Van Kampen Funds, Inc. is the sponsor and depositor for each portfolio.


INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives and the information relating to the Van Kampen Life Portfolios. There is no guarantee that these objectives will be met. YOU SHOULD READ THE VAN KAMPEN LIFE PORTFOLIOS PROSPECTUSES CAREFULLY BEFORE INVESTING.

VAN KAMPEN BANDWIDTH & TELECOMMUNICATIONS PORTFOLIO

The Van Kampen Bandwidth and Telecommunications Portfolio seeks capital appreciation by investing in common stocks of companies diversified within the communications industry.

VAN KAMPEN BIOTECHNOLOGY AND PHARMACEUTICAL PORTFOLIO

The Van Kampen Biotechnology and Pharmaceutical Portfolio seeks capital appreciation by investing in common stocks of companies diversified within the biotechnology and pharmaceuticals industry. Van Kampen designed the portfolio to benefit from companies that are positioned for growth in these industries.

VAN KAMPEN INTERNET PORTFOLIO

The Van Kampen Internet Portfolio seeks capital appreciation by investing in common stocks of companies primarily involved in the enabling technology or communications services area of the Internet.

VAN KAMPEN HIGH-TECHNOLOGY 35 INDEX PORTFOLIO

The Van Kampen Morgan Stanley High-Technology 35 Index seeks to provide capital appreciation through investment in a portfolio of the common stocks included in the Morgan Stanley High-Technology 35 Index. In creating the index, the Morgan Stanley Technology Research Group sought to design a benchmark that provides broad industry representation of equally-weighted, highly liquid, pure technology companies that is rebalanced annually. The index currently includes 35 pure technology companies representing the full breadth of technology industry segments.

VAN KAMPEN MORGAN STANLEY U.S. MULTINATIONAL 50 INDEX PORTFOLIO

The Van Kampen Morgan Stanley U.S. Multinational 50 Index Portfolio seeks capital appreciation through an investment in a portfolio of the stocks included in the Morgan Stanley U.S. Multinational Index. The index consists of 50 of the largest U.S. based companies often referred to as the "New Nifty Fifty". The Morgan Stanley Research Group designed the index to measure the performance of companies that derive a significant portion of their activity from foreign operations.

TERMINATION OF VAN KAMPEN PORTFOLIOS

Because the Van Kampen Life Portfolio is a unit investment trust, it is only available for a fixed period of time. All of the Portfolios will be liquidated on May 1, 2003. We currently anticipate that the same investment strategy will be reapplied to any successor unit investment trust offered to succeed any of the Van Kampen Life Portfolios. However, there is no guarantee that Van Kampen will create a successor trust.

You will be required to give us instructions by April 30, 2003 about how to invest any account value in these Portfolios when they terminate. You will receive a notice requesting instructions prior to that time. Your choices at that time will include:

1. Giving us instructions to rollover your account value in the Van Kampen Life Portfolios to the successor portfolio, if available, or;

2. Giving us instructions to transfer any account value in the Van Kampen Life Portfolios to any other investment options available under contract. This transfer will be made on the date you give us your transfer instructions, unless you direct us to make the transfer on date of liquidation.

If you do not pick either of these choices at that time, you will be deemed to have instructed us to transfer any of you account value in the Van Kampen Life Portfolios to the Fidelity VIP Money Market Fund on the date of liquidation.

Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. Some of the Portfolios' investment advisers may compensate us for providing administrative services in connection with the Portfolios. This compensation is paid from the investment adviser's assets. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON ANY PORTFOLIO


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FIXED ACCOUNTS

FOR VARIOUS LEGAL REASONS, INTERESTS IN CONTRACTS ATTRIBUTABLE TO FIXED ACCOUNTS HAVEN'T BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (1933 ACT) OR THE 1940 ACT. THUS, NEITHER THESE CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE FIXED ACCOUNTS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

GUARANTEED RATE OPTIONS

We offer GROs with durations of two, three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST RATE) for the duration you select. The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then-current Guaranteed Interest Rate we declare. We won't declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO are placed in a non-unitized separate account. Values and benefits under your contract attributable to GROs are guaranteed by the reserves in our GRO separate account as well as by our general account.

The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate

We may declare a higher rate of interest in the first year for any contribution allocated to a GRO that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and declared at the time of purchase. We can declare and credit additional interest based on contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE AVAILABLE IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO, even though they may have different maturity dates.

You can get our current Guaranteed Interest Rates by calling our Administrative Office.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Account expires. You must tell us before the expiration of your GRO Accounts if you want to make any changes.

The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. You will receive the Guaranteed Interest Rate that is in effect on that date. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest available duration. For example, if your expiring GRO Account was for 10 years and when it expires, we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. If you want something different, you can tell us within 30 days before the GRO Account expires. You can't choose, and we won't renew, a GRO Account that expires after your Retirement Date.

MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. No Market Value Adjustment is


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

made for a partial withdrawal of 10% or less, annually or for withdrawals or transfers made within 30 days of the expiration of the Guarantee Period. Amounts withdrawn in excess of the 10% free withdrawal will be subject to a Market Value Adjustment. For a complete surrender or termination of the contract there is no 10% free withdrawal and the Market Value Adjustment will apply to the full amount withdrawn. In addition, we won't make a Market Value Adjustment for a death benefit or minimum required distributions. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the MINIMUM VALUE. Minimum Value is an amount equal to your contributions to the GRO Account, less previous withdrawals from the GRO Account and administrative charges, plus 3% interest, compounded annually. The administrative expense charge can invade the Minimum Value.

The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

                              N/12                  N/12
    MVA = GRO Value x [(1 + A)     / (1 + B + .0025)     - 1], where

    A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

    B is the current Guaranteed Interest Rate, as of the effective date of the application of the Market Value Adjustment, for current allocations to a GRO Account, the length of which is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.

    N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula above will be adjusted to comply with state requirements.

If the remaining term of your GRO Account is 30 days or less, the Market Value Adjustment for your GRO Account shall be zero. If for any reason we are no longer declaring current Guaranteed Interest Rates, then to determine B we will use the yield to maturity of United States Treasury Notes with the same remaining term as your GRO Account, using a formula when necessary, in place of the current Guaranteed Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix B.

DISABILITY WAIVER (FOR NEW YORK CONTRACTS ONLY). We can waive the Market Value Adjustment (both positive and negative) on full or partial withdrawal requests of $1,000 or more from the GRO Accounts under a disability circumstance. Disability circumstances include the owner becoming disabled any time before attaining age 65 and having been disabled for a continuous period of at least six months after purchasing this contract. The owner is considered to be disabled if unable to engage in any substantial gainful activity by reason of any medically determinable physical impairment that can be expected to result in death or to be of lengthy and indefinite duration. We can require reasonable proof of disability including, but not limited to, a physician's certification and written confirmation of Social Security Disability Benefits received. The Disability Waiver applies to the owner, not to the Annuitant. If there are joint owners, the waiver applies to both.

SYSTEMATIC TRANSFER OPTION

We also offer a Systematic Transfer Option through our general account that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STO Account during the calendar quarter for which the rate has been declared. You MUST transfer all STO contributions into other Investment Options within one year of your most recent STO contribution. Transfers will be made automatically in approximately equal quarterly or monthly installments of not less than $1,000 each. You can't transfer from other Investment Options into the STO. We guarantee that the STO's effective annual yield will never be less than 3%. See "Systematic Transfer Program" in Part 9 for details on this program.

PART 4 - DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

National Integrity deducts a daily expense amount from the Unit Value equal to an effective annual rate of 1.45% of your Account Value in the Variable Account Options. We can't increase this daily expense rate without your consent.

Of the 1.45% total charge, .15% is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. We deduct the remaining 1.30% for assuming the expense and mortality risk under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk National Integrity takes that Annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charge may be changed, but the total 1.30% effective annual risk charge can't be increased.

National Integrity may realize a gain from these daily charges if they aren't needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

We charge an annual administrative charge of $30. This charge is deducted pro-rata from your Account Value and reduces the number of Units we credit to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, annuitization, or contract termination during a contract year.

REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES

We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group and the amount of the contributions. We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

PORTFOLIO CHARGES

The Separate Account buys shares of the Portfolios at net asset value. That price reflects investment advisory fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without the approval of the shareholders. STATE PREMIUM TAX DEDUCTION

National Integrity won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for an annuity benefit. State premium taxes currently range up to 4%.

RECAPTURE OF THE ADDED VALUE OPTION

If you select the Added Value Option, and you make any withdrawal all or part of the Added Value Option will be recaptured by the company and not distributed in the case of annuitization within the first three years or a partial or complete surrender. The chart below shows what portion of the Added Value Option originally credited will be recaptured in the case of annuitization during the first three years or a partial or a complete surrender. For a partial or a complete surrender, the factors in the chart will be applied to a percentage of the amount credited, where the percentage equals the withdrawal amount divided by the account value at the time of withdrawal. The amount recaptured is based upon the year the withdrawal is taken. The total amount recaptured will never exceed what was credited.

                    POLICY YEAR                    AMOUNT OF ADDED VALUE OPTION RECAPTURED
                      1                                   100%
                      2                                   100%
                      3                                   85%
                      4                                   70%
                      5                                   55%
                      6                                   40%
                      7                                   25%
                      8                                   0%

REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE

We can reduce or eliminate the contingent withdrawal charge for individuals or a group of individuals if we anticipate expense savings. We may do this based on the size and type of the group, the amount of the contribution, or whether there is some relationship with us. Examples of these relationships would include being an employee of National Integrity or an affiliate, receiving distributions or making internal transfers from other contracts we issued, or transferring amounts held under qualified plans we or our affiliate sponsored. We won't unlawfully discriminate against any person or group if we reduce or eliminate the contingent withdrawal charge.

TRANSFER CHARGE

If you make more than twelve transfers among your Investment Options during one contract year, we will charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, or (iii) under systematic transfers from the STO, nor will such transfers count towards the twelve free transfers you may make in a contract year.

TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment performance of the Variable Account Options.

PART 5 - TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date, except in New York where additional contributions are only allowed during the first contract year. Your first contribution can't be less than $5,000. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.

We may limit the total contributions under a contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach eight years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by National Integrity for all Annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options you select and are used to pay annuity and death benefits. Each contribution is credited as of the date we have RECEIVED (as defined below) both the contribution and instructions for allocation among the Investment Options at our Administrative Office. In determining the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office.

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change you want to make, and you should sign the request.

When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. We can also accept changes by telephone transfer. See "Transfers" in Part 5.

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Account are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions made to the Variable Account Options isn't guaranteed. The value of your contributions made to Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part 3. If the ACCOUNT VALUE goes below $1,000 we reserve the right to terminate the contract and surrender the policy for the CASH VALUE. We will notify the owner in advance and the owner will be given at least sixty (60) days in which to make additional contributions.

UNITS IN OUR SEPARATE ACCOUNT

Allocations to the Variable Account Options are used to purchase Units. On any given day, the value you have in a Variable Account Option is the Unit Value multiplied by the number of Units credited to you in that Option. The Units of each Variable Account Option have different Unit Values.

The number of Units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's Unit Value, calculated as of the close of business that day. The number of Units for a Variable Account Option at any time is the number of Units purchased less the number of Units redeemed. The value of Units fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as their expenses. The Unit Values also change because of deductions and charges we make to our Separate Account. The number of Units credited to you, however, won't vary because of changes in Unit Values. Units of a Variable Account Option are purchased when you make new contributions or transfer contributions you made to a different Option into that Option. Units are redeemed when you make withdrawals or transfer amounts out of a Variable Account Option into a different Option. We also redeem Units to pay the death benefit when the Annuitant dies, to pay the annual administrative charge and to pay for the Added Value Option or the optional death benefit, if elected.

HOW WE DETERMINE UNIT VALUE

We determine Unit Values for each Variable Account Option at 4 p.m. Eastern Time on each Business Day. The Unit Value of each Variable Account Option for any Business Day is equal to the Unit Value for the previous Business Day multiplied by the net investment factor for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option as follows:

 - First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.

 - Next, we add any dividends or capital gains distributions by the Portfolio on that day.

 - Then we charge or credit for any taxes or amounts set aside as a reserve for taxes.

 - Then we divide this amount by the value of the amounts in the Option at the close of business on the last day on which a Unit Value was determined (after giving effect to any transactions on that day).

 - Finally, we subtract a daily asset charge for each calendar day since the last day on which a Unit Value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is equal to an effective annual rate of 1.45%. This charge is for the mortality risk, administrative expenses and expense risk we assume under the contract.

Generally, this means that we adjust Unit Values to reflect what happens to the Portfolios and for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS

You may transfer your Account Value among the Variable Account Options and the GROs, subject to National Integrity's transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (i.e., to a GRO you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Transfers you make from a GRO Account, except within 30 days before your GRO Account expires, are subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part 3. Transfers from GROs will be made according to the order in which money was originally allocated to the GRO.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 will apply to each additional transfer during that contract year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, or Systematic Transfer Program described in Part 9.

You may request a transfer by writing to our Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if you have established a Personal Identification Number (PIN CODE). We'll honor telephone transfer instructions from any person who provides correct identifying information. We aren't responsible for any fraudulent telephone transfers that we believe to be genuine in accordance with these procedures. You bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request is effective as of the Business Day our Administrative Office receives it. A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m., Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' Unit Values as of the close of business on the day you make the request as long as we receive the request by 4:00 p.m., Eastern Time. Transfer requests received after 4:00 p.m., Eastern Time (or the close of the New York Stock Exchange, if earlier), will be processed using Unit Values as of the close of business on the next Business Day after we receive the request. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed no later than the next Business Day after our Administrative Office receives the requests.

EXCESSIVE TRADING

We reserve the right to limit the number of transfers in any contract year or to refuse any transfer request for an owner or certain owners if we believe in our sole discretion that (a) excessive trading by the owner or owners or a specific transfer request or group of transfer requests may have a detrimental effect on Unit Values or the share prices of the underlying mutual funds; or (b) we are informed by one or more of the underlying mutual funds that the purchase or redemption of shares is to be restricted because of excessive trading, or that a specific transfer or group of transfers is expected to have a detrimental effect on share prices of affected underlying mutual funds. We also have the right, which may be exercised in our sole discretion, to prohibit transfers occurring on consecutive Business Days.

We will notify you or your designated representative if your requested transfer is not made. Current SEC rules preclude us from processing your request at a later date if it is not made when initially requested. ACCORDINGLY, YOU WILL NEED TO SUBMIT A NEW TRANSFER REQUEST IN ORDER TO MAKE A TRANSFER THAT WAS NOT MADE BECAUSE OF THESE LIMITATIONS.

WITHDRAWALS

You may make withdrawals as often as you wish. Each withdrawal must be for at least $300. The money will be taken from your Investment Options, pro-rata, in the same proportion that their value bears to your total Account Value. For example, if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently.

When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any Market Value Adjustments. The total amount that you receive will be the total amount that you requested. Most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored plan, the plan may limit your withdrawals. See Part 8, "Tax Aspects of the Contract."

ASSIGNMENTS

If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Part 8, "Tax Aspects of the Contract." We won't be bound by an assignment unless it is in writing and our Administrative Office has received it in a form acceptable to us.

STANDARD DEATH BENEFIT

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. There are three different types of standard death benefits. One is for policyholders who are age 73 or younger when they purchase the contract. The second is for policyholders who purchase the contract when they are between age 74 and 85. The third is for policyholders who are age 86 or older when they purchase the contract. The reductions in the death benefit for withdrawals will be calculated on a pro-rata basis with respect to Account Value at the time of withdrawal.

FOR CONTRACTS WHERE THE ISSUE AGE IS 73 YEARS OLD OR YOUNGER:

If the policyholder dies in the first seven years after the contract is issued, the death benefit is the greater of:
     a.  TOTAL CUSTOMER CONTRIBUTIONS minus withdrawals; or
     b.  current account value

At the end of seven years, the death benefit automatically becomes the greater of current account value or TOTAL CUSTOMER CONTRIBUTIONS, minus withdrawals. This is the minimum death benefit.

If the policyholder dies more than seven years after the date of issue, the death benefit is the greater of:
     a. minimum death benefit, plus subsequent contributions, minus withdrawals; or
     b.  current account value

FOR CONTRACTS WHERE THE ISSUE AGE IS BETWEEN 74 AND 85 YEARS OLD:

The death benefit is the greater of:
     a.  TOTAL CUSTOMER CONTRIBUTIONS minus withdrawals; or
     b.  current account value

FOR CONTRACT WHERE THE ISSUE AGE IS 86 YEARS OLD OR OLDER:

The death benefit is the current account value.

Death benefits and benefit distributions required because of a separate owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The owner selects the beneficiary of the death benefit. An owner may change beneficiaries by sending the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. Contract terms that apply to the various retirement programs, along with the federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit will be the Adjusted Account Value, less any pro-rata annual administrative charge, except that the Cash Value will be the amount applied instead if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be commuted to a lump sum payment.

ANNUITIES

Annuity benefits can provide for fixed payments, which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.

If you haven't already selected a form of annuity, within six months prior to your Retirement Date we'll send you a notice form. You can tell us on the form the type of annuity you want or confirm to us that we're to provide the normal form of annuity, which is the LIFE AND TEN YEARS CERTAIN ANNUITY. However, if we don't receive a completed form from you on or before your Retirement Date, we'll extend the Retirement Date until we receive your written instructions at our Administrative Office. During this extension, the values under your contract in the various Investment Options will remain invested in those options and amounts remaining in Variable Account Options will continue to be subject to the associated investment risks. However, your Retirement Date can't be extended beyond your 98th birthday and may have to be earlier if required by law. You'll receive a lump sum benefit if you don't make an election by then.

We currently offer the following types of annuities:

A LIFE AND TEN YEARS CERTAIN ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our general account.

A PERIOD CERTAIN ANNUITY provides for fixed payments to the Annuitant or the Annuitant's beneficiary for a fixed period. The amount is determined by the period you select when you select the type of annuity you want. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary can choose to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed payments for at least the period selected and after that for the life of the Annuitant or the lives of the Annuitant and another annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to the Annuitant's beneficiary. The Annuitant's beneficiary can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.

A LIFE INCOME ANNUITY provides fixed payments to the Annuitant for the life of the Annuitant, or until the last annuitant dies under a joint and survivor annuity.

ANNUITY PAYMENTS

Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant's age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our annuity rates then in effect would yield a larger payment, those rates will apply instead of the contract rates.

If the age or sex of an annuitant has been misstated, any benefits will be those that would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally apply your Adjusted Account Value to the purchase of an annuity within seven days after we receive the required form at our Administrative Office. We can defer our action, however, for any period during which:

(1) the New York Stock Exchange has been closed or trading on it is restricted;

(2) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for the Separate Account fairly to determine the value of its net assets; or

(3) the SEC, by order, permits National Integrity to defer action in order to protect persons with interests in the Separate Account.

National Integrity can defer payment from the Fixed Accounts for up to six months, and interest will be paid on any such payment delayed for 30 days or more.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you write to our Administrative Office, use the address on the cover page of this prospectus. We can't honor your requests unless they are in proper and complete form. Whenever possible, use one of our printed forms, which you can get from our Administrative Office.

SECTION 6 - OPTIONAL CONTRACT FEATURES

For an additional charge, the following options are available to contract purchasers. These options must be elected at the time of application and will replace or supplement standard contract benefits. Charges for the optional benefits are in addition to the standard variable account charges. Be sure you understand the charges. Carefully consider the whether you need the benefit. Also consider whether you can buy the benefit more cheaply as part of the variable annuity or with a separate policy. Please note that the fee for the Added Value Option is assessed against the variable and fixed accounts.

ADDED VALUE OPTION

For any premium payments made to the contract within the first 12 months the contract is in effect, National Integrity will credit from 1% up to 5% of premium payments made into the annuity. For example, if $50,000 is deposited into the annuity in the first 12 months, and the 3% Added Value Option is selected, National Integrity will credit $1500 to your ACCOUNT VALUE. At ages 0-75 all five options are available. At ages 76-79 only the 1%-3% option is available. At age 80 and above the Added Value Option is not available.

The charge is .15% annually for each percentage of Added Value Option requested. For example, if the 3% option is selected, the annual charge will be .45%. This charge is subject to a minimum and maximum dollar amount. This charge is assessed quarterly to both the variable and fixed accounts and will be assessed against subsequent contributions that do not receive the Added Value Option credit when deposited. National Integrity will discontinue deducting the charges seven years from the date the contract was issued. Some or all of the Added Value Option will be recaptured by the company when total or partial withdrawals are taken out of the contract. See Section 1, "Table of Fees and Expenses," and for details on the recapture Section 4, "Recapture of Added Value Option".

National Integrity uses this charge as well as a portion of the early withdrawal charges and mortality and expense risk charges to recover the cost of providing the Added Value Option. National Integrity intends to make a profit from these charges. Under certain circumstances, such as periods of poor market performance, the cost associated with the Added Value Option may exceed the sum of the Added Value Option and any related earnings. Generally, if the average annual investment performance exceeds the percentages listed below, you will benefit from having the Added Value Option. Generally, if the average annual investment performance is below the percentages listed below, or you invest substantially in the fixed accounts, you will not benefit from the Added Value Option. The approximate average annual investment performance threshold needed to benefit from the Added Value Option is as follows:

             AVO SELECTED           APPROXIMATE AVERAGE ANNUAL INVESTMENT PERFORMANCE THRESHOLD
             ------------           -----------------------------------------------------------
                  1%                                          7.60%
                  2%                                          7.95%
                  3%                                          8.30%
                  4%                                          8.65%
                  5%                                          9.00%

Please see Appendix D for some additional examples of how market growth can affect the benefit of the Added Value Option. The Added Value Option will generally not benefit purchasers who intend invest primarily in the fixed accounts or who intend to take substantial withdrawals in the first seven contract years or use this contract to take minimum required distributions. IF YOU ARE AGE 63 1/2 OR OLDER WHEN THIS ANNUITY IS PURCHASES, AND YOU INTEND TO USE THIS ANNUITY TO TAKE MINIMUM REQUIRED DISTRIBUTIONS, THEN YOU MAY NOT WANT TO SELECT THE ADDED VALUE OPTION. INTEGRITY DOES NOT WAIVE THE RECAPTURE OF THE ADDED VALUE OPTION FOR MINIMUM REQUIRED DISTRIBUTIONS. ANY PART OF THE ADDED VALUE OPTION DISTRIBUTED AS PART OF A MINIMUM REQUIRED DISTRIBUTION WILL BE SUBJECT TO THE RECAPTURE SCHEDULE ABOVE.

The Added Value Option may not be available in all states.



OPTIONAL DEATH BENEFIT

The following option may be elected when the contract is purchased. This option may not be cancelled once the contract is issued. It may not be added after the contract is issued. Reductions in death benefits due to withdrawals are calculated on a pro-rata basis with respect to the account value at the time of withdrawal.

For issue ages up to and including age 75, the death benefit will be the greater of:

       a. highest account value on any contract anniversary before age 81, plus any subsequent contributions, minus any withdrawals; or
       b.  the standard contract death benefit.

This option is not available for issue ages of 76 or older.

The fee for this option is .15% annually and is assessed for the life of the contract. The fee is assessed at the end of each calendar quarter.

The optional death benefit may not be available in all states.

PART 7 - VOTING RIGHTS

VOTING RIGHTS

National Integrity is the legal owner of the shares of the Portfolios held by the Separate Account and, as such, has the right to vote on certain matters. Among other things, we may vote to elect the Portfolios' boards of directors, to ratify the selection of independent auditors for the Portfolios, and on any other matters described in the Portfolios' current prospectuses or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.

If we don't receive instructions in time from all owners, we'll vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain qualified plans, your voting instructions must be communicated to us indirectly, through your employer, but we aren't responsible for any failure by your employer to ask for your instructions or to tell us what your instructions are. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in our Separate Account, in the same proportion that other owners vote. If the federal securities laws or regulations or interpretations of them change so that we are permitted to vote shares of the Portfolios in our own right or to restrict owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You vote only on matters concerning the Portfolios in which your contributions have been invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing the amount of your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio as of the record date set by the Portfolio's board for the shareholders' meeting. We count fractional shares. The record date for this purpose can't be more than 60 days before the shareholders' meeting. After annuity payments have begun, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW PORTFOLIO SHARES ARE VOTED

Each portfolio share is entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. If shares of the Portfolios are sold to separate accounts of other insurance companies, the shares voted by those companies in accordance with instructions received from their contract holders will dilute the effect of voting instructions received by National Integrity from its owners.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part 2) may require owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by owners.

PART 8 - TAX ASPECTS OF THE CONTRACTS

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the owner, Annuitant, and the beneficiary or other payee may depend on National Integrity's tax status, on the type of retirement plan, if any, for which the contract is purchased, and upon the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It is based upon our understanding of the present federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We cannot guarantee that the IRS or the courts will not change their views on the treatment of these contracts. Future legislation may affect annuity contracts adversely. Moreover, we have not attempted to consider any applicable state or other tax laws. Because of the complexity of the tax laws and the fact that tax results will vary according to the particular circumstances, any one considering buying a contract, or selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. NATIONAL INTEGRITY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

YOUR CONTRACT IS AN ANNUITY

Under federal tax law, anyone can purchase an annuity with after-tax dollars. Earnings under the contract generally will not be taxed until you make a withdrawal. An individual (or employer) may also purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, an individual (or employer) may buy the Annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings are excluded from taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars (NONQUALIFIED ANNUITY) and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (QUALIFIED ANNUITY). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under the federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Code governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) will not be taxed when you receive those amounts back in a distribution. Please note that under current tax law, any credit received from the Added Value Option will be treated as earnings or gain on the contract and not as basis or investment in the contract. Also, an owner is not generally taxed on the annuity's earnings until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in its value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract will be treated as a distribution of that portion of the value of the contract.

You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code states that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are first treated as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, isn't taxable. Generally, the investment or basis in the contract equals the contributions made by or on your behalf, minus any amounts previously withdrawn that were not treated as taxable income. Special rules may apply if the contract includes contributions made prior to August 14, 1982 that were rolled over to the contract in a tax-free exchange.

If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is determined using a ratio of the owner's investment to his or her expected return under the contract (exclusion Ratio). The rest of each payment will be ordinary income. That means that part of your payment is tax-free and part of it is taxable. When all of these tax-free portions add up to your investment in the annuity, future payments are entirely ordinary income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the owner's final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notifies us of that election.

The taxable portion of a distribution is treated as ordinary income and is taxed at ordinary income tax rates. In addition, you may be subject to a tax penalty of 10% on the taxable portion of a distribution unless it is:

(1) on or after the date on which the taxpayer attains age 59 1/2;

(2) as a result of the owner's death;
(3) part of a series of substantially equal periodic payments (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;
(4) a result of the taxpayer becoming disabled within the meaning of Code
    Section 72(m)(7);
(5) from certain qualified plans (note, however, other penalties may apply);
(6) under a qualified funding asset (as defined in Section 130(d) of the Code);
(7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;
(8) under an immediate annuity as defined in Code Section 72(u)(4);
(9) for the purchase of a first home (distribution up to $10,000);
(10)for certain higher education expenses; or
(11)to cover certain deductible medical expenses.

Please note that items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See "Withdrawals" in
Part 5.

All annuity contracts issued by National Integrity or its affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES

Under Section 72(s) of the Code, to be treated as an annuity, a contract must provide the following distribution rules: (a) if any owner dies on or after the Retirement Date and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the owner died; and (b) if any owner dies before the Retirement Date, the entire interest in the contract must be distributed within five years. However, any interest that is payable to a beneficiary may be annuitized over the life of that beneficiary or over a period not extending beyond the life expectancy of that beneficiary, so long as distributions begin within one year after the owner's death. If the beneficiary is the owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the owner.

DIVERSIFICATION STANDARDS

National Integrity manages the investments in the annuities under Section 817(h) of the Code to ensure that they will be taxed as described above.

TAX-FAVORED RETIREMENT PROGRAMS

An owner can use this annuity with certain types of retirement plans that receive favorable tax treatment under the Code. Numerous tax rules apply to the participants in qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loans must be repaid. (owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Special rules also apply to the time at which distributions must begin and the form in which the distributions must be paid. THE SAI CONTAINS GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

INHERITED IRAS

This policy may be issued as an inherited IRA. This occurs if, after the death of the owner of an IRA, the named beneficiary (other than the IRA owner's spouse) directs that the IRA death proceeds be transferred to a new policy issued and titled as an inherited IRA. The named beneficiary of the original IRA policy will become the annuitant under the inherited IRA and may generally exercise all rights under the inherited IRA policy, including the right to name his or her own beneficiary in the event of death.

Special tax rules apply to an inherited IRA, The tax law does not permit additional premiums to be contributed to an inherited IRA policy. Also, in order to avoid certain income tax penalties, a minimum required distribution ("MRD") must be withdrawn each year from an inherited IRA. The first MRD must be taken on or before December 31 of the calendar year following the year of the original IRA owner's death. The tax penalty equals 50% of the excess of the MRD amount over the amounts, if any, actually withdrawn form the inherited IRA during the calendar year.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES ON NATIONAL INTEGRITY

The contracts allow National Integrity to charge the Separate Account for taxes. National Integrity can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There won't be any tax liability if you transfer any part of your Account Value among the Investment Options.

PART 9 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program that allows you to pre-authorize periodic withdrawals from your contract prior to your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. You may also specify an account for direct deposit of your systematic withdrawals. To enroll in our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin as soon as one Business Day after we receive the form. You may terminate your participation in the program upon one day prior written notice, and we may terminate or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your contract to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will end.

Amounts you withdraw under the systematic withdrawal program may be within the free withdrawal amount. If so, we won't make a Market Value Adjustment. AMOUNTS WITHDRAWN FROM YOUR GRO ACCOUNT UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO INCOME TAX AND THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWAL. See Part 8, "Tax Aspects of the Contract."

INCOME PLUS WITHDRAWAL PROGRAM

We offer an Income Plus Withdrawal Program that allows you to pre-authorize substantially equal periodic withdrawals, based on your life expectancy, from your contract prior to your reaching age 59 1/2. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally" in Part 8. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:

-  the date you reach age 59 1/2;  or
-  five years from the date of the first distribution.

If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions before you reached age 59 1/2 made under the Income Plus Withdrawal Program plus interest.

You can choose the Income Plus Withdrawal Program any time before you reach age 59 1/2. You can elect this option by sending the election form to our Administrative Office. You may choose to have withdrawals made monthly, quarterly, semi-annually or annually and may specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is to be made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your withdrawals.

To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Withdrawals may begin as soon as one Business Day after we receive the form. You may end your participation in the program upon seven Business Days prior written notice, and we may terminate or change the Income Plus Withdrawal Program at any time. If on any withdrawal date you don't have enough money in your Accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, Systematic Transfer Option, or Asset Allocation and Rebalancing Program.

AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT, IF APPLICABLE.

DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which we transfer contributions that you have made to the VIP Money Market Option on a monthly, quarterly, semi-annual or annual basis to one or more other Variable Account Options. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program and these transfers won't count towards your twelve free transfers.

To enroll in our dollar cost averaging program, send the appropriate form to our Administrative Office. You may terminate your participation in the program upon one day prior written notice, and we may terminate or change the dollar cost averaging program at any time. If you don't have enough money in the VIP Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will be ended.

SYSTEMATIC TRANSFER PROGRAM

We also offer a systematic transfer program under which contributions to the STO are automatically transferred on a monthly or quarterly basis to one or more other Investment Options that you select. We'll transfer your STO contributions in equal installments of not less than $1,000 over a one-year period. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro-rata basis and your enrollment in the program will be ended. Any money remaining in the STO at the end of the year during which transfers are required to be made will be transferred on a pro-rata basis at the end of that year to the Options you have chosen for this program. We won't charge a transfer charge for transfers under our systematic transfer program, and these transfers won't count towards your twelve free transfers.

To enroll in our systematic transfer program, send the appropriate form to our Administrative Office. We can terminate the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be currently available in some states.

CUSTOMIZED ASSET REBALANCING

We offer a Customized Asset Rebalancing program that allows you to determine how often rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. Automatic transfers among your Investment Options will rebalance the value in the Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you have current contribution allocations. We won't charge a transfer charge for transfers under our Customized Asset Rebalancing program, and they won't count towards your twelve free transfers.

Fixed Accounts aren't eligible for the Customized Asset Rebalancing program.

To enroll in our Customized Asset Rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, as well as transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the Customized Asset Rebalancing program is in effect. You may terminate your participation in the program upon one day prior written notice, and we may terminate or change the Customized Asset Rebalancing program at any time.


LEGAL PROCEEDINGS

National Integrity is a party to litigation and arbitration proceedings in the ordinary course of its business. None of these matters is expected to have a material adverse effect on National Integrity.

                                   APPENDIX A

Condensed financial information is not provided for any of the Variable Account Options because as of December 31, 2000 those sub-accounts had not begun operations in Separate Account I. The Unit Value for each of those sub-accounts at inception was $10.00. The inception date for all Fidelity, Janus, Legends, MFS, Putnam and Van Kampen Funds is January 22, 2001. The inception date for the Touchstone sub-accounts is May 1, 2001.

                                   APPENDIX B

ILLUSTRATION OF A MARKET VALUE ADJUSTMENT

                Contribution:              $50,000.00

                GRO Account duration:      7 Years

                Guaranteed Interest Rate:  5% Annual Effective Rate

The following examples illustrate how the Market Value Adjustment may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs at the end of the three year period after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers.

The GRO Value for this $50,000 contribution is $70,110.76 at the expiration of the GRO Account. After three years, the GRO Value is $57,786.68. It is also assumed for the purposes of these examples that no prior partial withdrawals or transfers have occurred.

The Market Value Adjustment will be based on the rate we are then crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next lower number of complete months. If we do not declare a rate for the exact time remaining, we will use a formula to find a rate using GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and we are then crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:

                           48/12                      48/12
    -0.0551589 = [(1 + .05)      / (1 + .0625 + .0025)     ] - 1

The Market Value Adjustment is a reduction of $3,187.45 from the GRO Value:

    -$3,187.45 = -0.0551589 X $57,786.68

Thus, the amount payable on a full withdrawal (the Market Adjusted Value) would be:

             $54,599.23 = $57,786.68 - $3,187.45

EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we are then crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:

                         48/12                    48/12
    .0290890 = [(1 + .05)      / (1 + .04 + .0025)     ] - 1

The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

    $1,680.96 = .0290890 X $57,786.68

Thus, the amount payable on a full withdrawal would be:

    $59,417.64 = $57,786.68.25 + $1,680.96

Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below premium plus 3% interest, before any applicable charges.

                                   APPENDIX C

CALCULATING THE ADDED VALUE OPTION CHARGE

TO CALCULATE THE CHARGE FOR THE ADDED VALUE OPTION, FOLLOW THESE STEPS:

STEP 1, calculate the minimum and maximum dollar amount charge allowed.

Minimum = FIRST-YEAR TOTAL CONTRIBUTIONS (x) minimum Added Value Option charge Maximum = FIRST-YEAR TOTAL CONTRIBUTIONS (x) maximum Added Value Option charge

Divide the minimum or maximum by 4 to determine the minimum or maximum quarterly charge.

STEP 2, calculate the amount of the charge for the Added Value Option.

Contract value at the end of each calendar quarter (x) percentage charge for the Added Value Option.

STEP 3, determine if the fee goes above the maximum allowable dollar amount or below the minimum. If the fee is above the maximum dollar amount, the maximum dollar amount will be charged. If it is below the maximum, but above the minimum, that fee will be applied. If the charge is below the minimum dollar amount, the minimum dollar amount will be charged.

EXAMPLES:

EXAMPLES 1, 2, AND 3 ARE FOR A 3% ADDED VALUE OPTION CREDIT

The following applies to examples 1, 2, and 3:

First year premium:                  $50,000
Credit amount of 3%:                  $1,500
                                      ------
FIRST-YEAR TOTAL CONTRIBUTIONS =     $51,500

Each example shows a policy at the point in time at the end of one policy year and is simply for illustrative purposes only. The charges are assessed quarterly.

EXAMPLE 1, MAXIMUM ADDED VALUE OPTION CHARGE

Account value at the end of 12 months = $68,212

STEP 1, calculate the minimum and maximum Added Value Option charge allowed.

$51,500 x .00435 = $224.03 annual / $56.01 quarterly minimum Added Value Option charge

$51,500 x .00546 = $281.19 annual / $70.30 quarterly maximum Added Value Option charge

STEP 2, calculate the percentage charge for the Added Value Option.

$68, 212 x .0045 = $306.95 annual / $76.74 quarterly

STEP 3, compare the percentage charge to the minimum and maximum to determine the actual charge.

Minimum charge = $224.03
Maximum charge = $281.19
Percentage charge = $306.95

Charge assessed against this account will be $281.19 / $70.30 quarterly

EXAMPLE 2, PERCENTAGE ADDED VALUE OPTION CHARGE

Account value at the end of 12 months = $54,900

STEP 1

Same as example 1

STEP 2, calculate the percentage charge for the Added Value Option.

$54,900 x .0045 = $247.05 annual / $61.76 quarterly

STEP 3, compare the percentage charge to the minimum and maximum to determine the actual charge.

Minimum charge = $224.03
Maximum charge = $281.19
Percentage charge = $247.05

Charge assessed against this account will be $247.05 annual / $61.76 quarterly

EXAMPLE 3, MINIMUM ADDED VALUE OPTION CHARGE

Account value at the end of 12 months = $43,208

STEP 1

Same as example 1

STEP 2, calculate the percentage charge for the Added Value Option.

$43,208 x .0045 = $194.44 annual / 48.61 quarterly

STEP 3, compare the percentage charge to the minimum and maximum to determine actual charge.

Minimum charge = $224.03
Maximum charge = $281.19
Percentage charge = $194.44

Charge assessed against this account will be $224.03 annual / $56.01quarterly

EXAMPLES 4, 5, AND 6 ARE FOR A 5% ADDED VALUE OPTION CREDIT.

The following applies to examples 4, 5, and 6:

First year premium:                 $50,000
Credit amount of 5%:                 $2,500
                                     ------
FIRST-YEAR TOTAL CONTRIBUTIONS =    $52,500

Each example shows a policy at the point in time at the end of one policy year and is simply for illustrative purposes only. The charges are assessed quarterly.

EXAMPLE 4, MAXIMUM ADDED VALUE OPTION CHARGE

Account value at the end of 12 months = $69,537

STEP 1, calculate the minimum and maximum Added Value Option charge allowed.

$52,500 x .00725 = $380.63 annual / $95.16 quarterly minimum Added Value Option charge

$52,500 x .00910 = $477.75 annual / $119.44 quarterly maximum Added Value Option charge

STEP 2, calculate the percentage charge for the Added Value Option.

$69,537 x .0075 = $521.53 annual / $130.38 quarterly

STEP 3, compare the percentage charge to the minimum and maximum to determine the actual charge.

Minimum charge = $380.63
Maximum charge = $477.75
Percentage charge = $521.53

Charge assessed against this account will be $477.75 / $119.44 quarterly

EXAMPLE 5, PERCENTAGE ADDED VALUE OPTION CHARGE

Account value at the end of 12 months = $55,966

STEP 1

Same as example 1

STEP 2, calculate the percentage charge for the Added Value Option.

$55,966 x .0075 = $419.75 annual / $104.94 quarterly

STEP 3, compare the percentage charge to the minimum and maximum to determine the actual charge.

Minimum charge = $380.63
Maximum charge = $477.75
Percentage charge = $419.75

Charge assessed against this account will be $419.75 annual / $104.94 quarterly

EXAMPLE 6, MINIMUM ADDED VALUE OPTION CHARGE

Account value at the end of 12 months = $44,047

STEP 1

Same as example 1

STEP 2, calculate the percentage charge for the Added Value Option.

$44,047 x .0075 = $330.35 annual / 82.58 quarterly

STEP 3, compare the percentage charge to the minimum and maximum to determine actual charge.

Minimum charge = $380.63
Maximum charge = $477.75
Percentage charge = $330.35

Charge assessed against this account will be $380.63 annual / $95.16 quarterly

                                   APPENDIX D

These examples show how stock market performance affects the Added Value Option. The examples below show a comparison between a policy with the Added Value Option (AVO) and without the Added Value Option depending upon how the market performs. The total first-year premium contributions are $50,000 and the 3% option was selected for a credit of $1500. Account values are for the end of each policy year.

The graphs below each example show how the charge for the Added Value Option works based on market performance and how the minimum and maximum charge is applied.

EXAMPLE 1: MARKET PERFORMS AT A HYPOTHETICAL 0% ANNUALIZED RATE OF RETURN.

POLICY YEAR                ACCOUNT VALUE WITHOUT AVO          ACCOUNT VALUE WITH AVO
         1                       $49,470                             $50,726
         2                       $48,945                             $49,963
         3                       $48,426                             $49,210
         4                       $47,912                             $48,465
         5                       $47,402                             $47,727
         6                       $46,898                             $46,997
         7                       $46,399                             $46,274

                         Illustration of Bonus Charges
                         $1,500 Bonus on $50,000 Policy
                              0.0% Rate of Return

[CHART]

BONUS CHARGES PER YEAR

POLICY YEAR                 1         2         3        4        5         6          7
45 bps per year            229       225       220       216     212       208        203
Actual Charge per year     229       225       224       224     224       224        224

EXAMPLE 2: MARKET PERFORMS AT A HYPOTHETICAL 4% ANNUALIZED RATE OF RETURN:

POLICY YEAR                 ACCOUNT VALUE WITHOUT AVO             ACCOUNT VALUE WITH AVO
        1                          $51,450                              $52,756
        2                          $52,943                              $54,044
        3                          $54,480                              $55,363
        4                          $56,063                              $56,716
        5                          $57,692                              $58,103
        6                          $58,370                              $59,524
        7                          $61,097                              $60,980

                         Illustration of Bonus Charges
                         $1,500 Bonus on $50,000 Policy
                              4.0% Rate of Return

[CHART]
BONUS CHARGES PER YEAR

POLICY YEAR                 1         2         3        4        5         6        7
45 bps per year            235       240       244       249     254       259      264
Actual Charge per year     235       240       244       249     254       259      264

EXAMPLE 3: MARKET PERFORMS AT A HYPOTHETICAL 8% ANNUALIZED RATE OF RETURN:

POLICY YEAR               ACCOUNT VALUE WITHOUT AVO             ACCOUNT VALUE WITH AVO
        1                        $53,430                               $54,786
        2                        $57,097                               $58,285
        3                        $61,018                               $62,008
        4                        $65,211                               $65,980
        5                        $69,694                               $70,228
        6                        $74,486                               $74,769
        7                        $79,611                               $79,625

                         Illustration of Bonus Charges
                         $1,500 Bonus on $50,000 Policy
                              8.0% Rate of Return

[CHART]
BONUS CHARGES PER YEAR

POLICY YEAR                 1         2         3        4        5         6        7
45 bps per year            241       255       270       286     303       321      340
Actual Charge per year     241       255       270       281     281       281      281

EXAMPLE 4: MARKET PERFORMS AT A HYPOTHETICAL 12% ANNUALIZED RATE OF RETURN.

POLICY YEAR                ACCOUNT VALUE WITHOUT AVO          ACCOUNT VALUE WITH AVO
        1                         $55,410                             $56,817
        2                         $61,409                             $62,686
        3                         $68,060                             $69,183
        4                         $75,435                             $75,388
        5                         $83,612                             $84,377
        6                         $92,679                             $93,235
        7                         $102,733                            $103,056

                         Illustration of Bonus Charges
                         $1,500 Bonus on $50,000 Policy
                              12.0% Rate of Return

[CHART]
BONUS CHARGES PER YEAR

POLICY YEAR                 1         2         3        4        5         6        7
45 bps per year            246       270       297       326     359       394      434
Actual Charge per year     246       270       281       281     281       281      281

                                   APPENDIX E

SAI TABLE OF CONTENTS

Part 1 - National Integrity and Custodian                                      1
Part 2 - Distribution of the Contracts                                         1
Part 3 - Performance Information                                               2
Part 4 - Determination of Accumulation Values                                  8
Part 5 - Tax-Favored Retirement Programs                                       8
      Traditional Individual Retirement Annuities                              8
      Roth Individual Retirement Annuities                                     8
      SIMPLE Individual Retirement Annuities                                   8
      Tax Sheltered Annuities                                                  9
      Simplified Employee Pensions                                             9
      Corporate and Self-Employed (H.R. 10 and Keogh) Pension
        and Profit Sharing Plans                                               9
      Deferred Compensation Plans of State and Local Governments and
        Tax-Exempt Organizations                                               9
      Distributions Under Tax-Favored Retirement Programs                      9
Part 6 - Financial Statements                                                 10


--------------------------------------------------------------------------------
If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
National Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY 40201-0074
ATTN: Request for SAI of Separate Account I (IQ 3)

Name:
      ---------------------------------------

Address:
         ------------------------------------

City:                  State:     Zip:
     -----------------       ----     -------

                       STATEMENT OF ADDITIONAL INFORMATION

                             DATED DECEMBER 17, 2001

                                       FOR

                             IQ 3 THE SMART ANNUITY

                         SINGLE PREMIUM VARIABLE ANNUITY

                                    ISSUED BY

                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY

                                       AND

                      FUNDED THROUGH ITS SEPARATE ACCOUNT I



                                TABLE OF CONTENTS


Part 1 - National Integrity and Custodian                                                        1
Part 2 - Distribution of the Contracts                                                           1
Part 3 - Performance Information                                                                 1
Part 4 - Determination of Accumulation Values                                                    5
Part 5 - Tax Favored Retirement Programs                                                         6
     Traditional Individual Retirement Annuities                                                 6
     Roth Individual Retirement Annuities                                                        6
     SIMPLE Individual Retirement Annuities                                                      6
     Tax Sheltered Annuities                                                                     6
     Simplified Employee Pensions                                                                6
     Corporate and Self-Employed (H.R.10 and Keogh) Pension and Profit Sharing Plans             7
     Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations     7
     Distributions Under Tax Favored Retirement Programs                                         7
Part 6 - Financial Statements                                                                    8
Appendix A                                                            SEC Standardized Performance
Appendix B                                                            Non-Standardized Performance

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated December 17, 2001. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at National Integrity Life Insurance Company (NATIONAL INTEGRITY), 15 Matthews Street, Suite 200, Goshen, New York, 10924, or by calling 1-800-433-1778.

PART 1 - NATIONAL INTEGRITY AND CUSTODIAN

National Integrity is a New York stock life insurance company organized in 1968 that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202, and its principal administrative offices are located at 15 Matthews Street, Suite 200, Goshen, New York, 10924. National Integrity, the depositor of Separate Account I, is a wholly owned subsidiary of Integrity Life Insurance Company, an Ohio corporation. Integrity Life Insurance Company is wholly owned by The Western and Southern Life Insurance Company ("W&S"), a mutual life insurance company originally organized under the laws of the State of Ohio on February 23, 1888. Until March 3, 2000, National Integrity was an indirect wholly owned subsidiary of ARM Financial Group, Inc. (ARM).

ARM provided substantially all of the services required to be performed on behalf of Separate Account since 1994. Total fees paid to ARM by National Integrity for management services, including services applicable to Separate Account I, in 1997 were $5,855,216, in 1998 were $8,766,003, in 1999 were
$7,558,793, and in 2000 were $766,577. Total fees paid to Integrity by National Integrity for management services in 2000 were $5,997,748.

National Integrity is the custodian for the shares of the Portfolios owned by the Separate Account. The Portfolios' shares are held in book-entry form.

Reports and marketing materials, from time to time, may include information concerning the rating of National Integrity, as determined by A.M. Best Company, Moody's Investor Service, Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. National Integrity is currently rated "A" (Excellent) by A.M. Best Company, "AAA" (Extremely Strong) by Standard & Poor's Corporation, "Aa2" (Excellent) by Moody's Investors Service, Inc., and "AAA" (Highest) by Duff and Phelps Credit Rating Company. However, National Integrity doesn't guarantee the investment performance of the Portfolios, and these ratings don't reflect protection against investment risk.

TAX STATUS OF NATIONAL INTEGRITY

National Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since the Separate Account isn't a separate entity from National Integrity and its operations form a part of National Integrity, it isn't taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Account are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, the Separate Account's investment income, including realized net capital gains, isn't taxed to National Integrity. National Integrity can make a tax deduction if federal tax laws change to include these items in our taxable income.

PART 2 - DISTRIBUTION OF THE CONTRACTS

Touchstone Securities, Inc. (TOUCHSTONE SECURITIES), 221 East Fourth Street, Suite 300, Cincinnati, Ohio 45202, and indirect subsidiary of W&S and an affiliate of National Integrity, is the principal underwriter of the contracts. Touchstone Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities Dealers, Inc. The contracts are offered through Touchstone Securities on a continuous basis.

We generally pay a maximum distribution allowance of 6.5% of initial contribution and 7% of additional contributions, plus .50% trail commission paid on Account Value after the 8th contract year. National Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods, maintain a specific number of contracts with the company, or maintain a certain level of assets managed by the company.

PART 3 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the average annual total return, the cumulative total return, and yield of its shares in advertisements or in information furnished to shareholders. The VIP Money Market Option may also from time to time include the Yield and Effective Yield of its shares in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and we can't guarantee that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all charges that apply to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against Account Value. For purposes of charges not based upon a percentage of contract values, an average account value of $40,000 has been used. Quotations also will assume a termination (surrender) at the end of the particular. Any total return calculation will be based upon the assumption that the Option corresponding to the investment portfolio was in existence throughout the stated period and that the applicable contractual charges and expenses of the Option during the stated period were equal to those that currently apply under the contract. Total returns may be shown at the same time that do not take into account deduction of the annual administrative charge.

AVERAGE ANNUAL TOTAL RETURNS are calculated by determining the growth or decline in value of a hypothetical historical investment in the Option over certain periods, including 1, 3, 5, and 10 years (up to the life of the Option), and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. Investors should realize that the Option's performance is not constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period shown. Average annual returns are calculated pursuant to the following formula: P(1+T) TO THE POWER OF n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD are calculated for the VIP Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

Effective Yield = {(Base Period Return) + 1) TO THE POWER OF 365/7} - 1

PLEASE SEE APPENDIX A FOR SEC STANDARDIZED PERFORMANCE AND APPENDIX B FOR NON-STANDARDIZED.

PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may from time to time also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services (LIPPER) as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGER'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance figures described above may also be used to compare the performance of an Option's shares against certain widely recognized standards or indices for stock and bond market performance. The following are the indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The 500 companies represented include 400 industrial, 60 transportation and 50 financial services concerns. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International World Index - An arithmetic, market value-weighted average of the performance of over 1,470 securities listed on the stock exchanges of countries in Europe, Australia, the Far East, Canada and the United States.

The Goldman Sachs 100 Convertible Bond Index currently includes 67 bonds and 33 preferred stocks. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues are not included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Lehman Brothers Intermediate Treasury Bond Index includes bonds with maturities between one and ten years with a face value currently in excess of $1 million, that are rated investment grade or higher by a nationally recognized statistical rating agency.

The Shearson Lehman Long-Term Treasury Bond Index is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

The National Association of Securities Dealers Automated Quotation System (NASDAQ) Composite Index covers 4,500 stocks traded over the counter. It represents many small company stocks but is heavily influenced by about 100 of the largest NASDAQ stocks. It is a value-weighted index calculated on price change only and does not include income.

The NASDAQ Industrial Index is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers' World Market Index is a measure of the return of an equally weighted basket of short-term (three month U.S. Government securities and bank deposits) investments in eight major currencies: the U.S. dollars, UK pounds sterling, Canadian dollars, Japanese yen, Swiss francs, French francs, German deutsche mark and Netherlands guilder.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The 50/50 Index assumes a static mix of 50% of the S&P 500 Index and 50% of the Lehman Government Corporate Index.

Other Composite Indices: 70% S&P 500 Index and 30% NASDAQ Industrial Index; 35% S&P 500 Index and 65% Salomon Brothers High Grade Bond Index; and 65% S&P Index and 35% Salomon Brothers High Grade Bond Index.

The SEI Median Balanced Fund Universe measures a group of funds with an average annual equity commitment and an average annual bond - plus - private - placement commitment greater than 5% each year. SEI must have at least two years of data for a fund to be considered for the population.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Russell 2500 Index is comprised of the bottom 500 stocks in the Russell 1000 Index, which represents the universe of stocks from which most active money managers typically select; and all the stocks in the Russell 2000 Index. The largest security in the index has a market capitalization of approximately 1.3 billion.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

STOCKS, BONDS, BILLS AND INFLATION, published by Hobson Associates, presents an historical measure of yield, price and total return for common and small company stocks, long-term government bonds, Treasury bills and inflation.

Savings and Loan Historical Interest Rates as published in the United States Savings & Loan League Fact Book.

Historical data supplied by the research departments of First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch, Pierce, Fenner & Smith, Shearson Lehman Hutton and Bloomberg L.P.

The MSCI Combined Far East Free ex Japan Index is a market-capitalization weighted index comprising stocks in Hong Kong, Indonesia, Korea, Malaysia, Philippines, Singapore and Thailand. Korea is included in the MSCI Combined Far East Free ex Japan Index at 20% of its market capitalization.

The First Boston High Yield Index generally includes over 180 issues with an average maturity range of seven to ten years with a minimum capitalization of $100 million. All issues are individually trader-priced monthly.

In reports or other communications to shareholders, the Fund may also describe general economic and market conditions affecting the Options and may compare the performance of the Options with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this Statement of Additional Information, or (4) data developed by National Integrity or any of the Sub-Advisers derived from such indices or averages.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

National Integrity may from time to time use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. Such illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We reserve the right to republish figures independently provided by Morningstar or any similar agency or service.

PART 4 - DETERMINATION OF ACCUMULATION UNIT VALUES

The accumulation unit value of an Option will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Option's accumulation unit value is calculated separately. For all Options, the accumulation unit value is computed by dividing the value of the securities held by the Option plus any cash or other assets, less its liabilities, by the number of outstanding units. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.

PART 5 - TAX FAVORED RETIREMENT PROGRAMS

The contracts described in the prospectus may be used in connection with certain tax-favored retirement programs, for groups and individuals. Following are brief descriptions of various types of qualified plans in connection with which National Integrity may issue a contract. National Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs. In New York, the tax-favored retirement programs below are available only for rollover programs.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who has not reached age 70 1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are subject to limitations on the amount that may be contributed, the persons who may be eligible, and on the time when distributions may begin. An individual may also rollover amounts distributed from another Traditional IRA, Roth IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.


ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408(A) of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are subject to limitations on the amount that may be contributed, the persons who are eligible to contribute, and on the time when a tax-favored distribution may begin. An individual may also rollover amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract that apply to Roth IRAs. Any amendment made for the purpose of complying with provisions of the Code and related regulations may be made without the consent of the Owner. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she does not consent within 30 days from the date we mail the amendment to the Owner.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently, we do not issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract is not intended to accept other than employee contributions. Such contributions are excluded from the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions and withdrawals. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAs) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals also to establish such tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of the contract in order to provide benefits under the plans. Employers intending to use the contract in connection with these plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. National Integrity does not administer such plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g), as added by the Small Business and Jobs Protection Act (SBJPA) of 1996, provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Plans in existence on August 20, 1996, should have established a trust, custodial account, or annuity contract by January 1, 1999. Loans to employees may be permitted under such plans; however, a Section 457 plan is not required to allow loans. Contributions to a contract in connection with an eligible government plan are subject to limitations. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. National Integrity does not administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMS

Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70 1/2 or (ii) the calendar year in which the employee retires. Participants in Traditional IRAs must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 70 1/2. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed. Owners of traditional IRAs and five percent owners must begin distributions by age 70 1/2.

The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution at age 70 1/2 for Roth IRAs.

Distributions from a tax-favored plan (not including a Traditional IRA subject to Code Section 408(a) Roth IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

We are not permitted to make distributions from a contract unless a request has been made. It is therefore your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules and their proper application.

The above description of the federal income tax consequences of the different types of tax-favored retirement plans which may be funded by the contract is only a brief summary and is not intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adoption of a plan and purchase of a contract in connection therewith should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 6 - FINANCIAL STATEMENTS

Ernst & Young LLP is our independent auditor and serves as independent auditor of the Separate Account. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of the Separate Account as of December 31, 2000, and for the periods indicated in the financial statements, and the statutory basis financial statements of National Integrity as of and for the years ended December 31, 2000 and 1999 included in this SAI have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports included herein.

The financial statements of National Integrity should be distinguished from the financial statements of the Separate Account and should be considered only as they relate to the ability of National Integrity to meet its obligations under the contract. They should not be considered as relating to the investment performance of the assets held in the Separate Account.

APPENDIX A

For Period Ending 10-31-01



                 SEC Standardized Average Annualized Returns(1)

VARIABLE ACCOUNT OPTION                                          INCEPTION DATE     1 YEAR    5 YEARS    10 YEARS      LIFE
-----------------------                                          --------------     ------    -------    --------      ----
Fidelity VIP Equity-Income, Service Class 2                          1/30/01         N/A        N/A        N/A         -1905
Fidelity VIP Growth, Service Class 2                                 1/30/01         N/A        N/A        N/A        -36.12
Fidelity VIP Overseas, Service Class 2                               1/30/01         N/A        N/A        N/A        -34.19
Fidelity VIP High Income, Service Class 2                            2/22/01         N/A        N/A        N/A         30.11
Fidelity VIP Investment Grade Bond, Service Class 2                  3/14/01         N/A        N/A        N/A         10.10
Fidelity VIP Asset Manager, Service Class 2                          4/26/01         N/A        N/A        N/A        -13.17
Fidelity VIP Index 500, Service Class 2                              2/15/01         N/A        N/A        N/A        -26.96
Fidelity VIP Contrafund, Service Class 2                             1/30/01         N/A        N/A        N/A        -20.02
Fidelity VIP Asset Manger: Growth, Service Class 2                   2/20/01         N/A        N/A        N/A        -18.81
Fidelity VIP Growth Opportunities, Service Class 2                   5/4/01          N/A        N/A        N/A        -29.17
Fidelity VIP Balanced, Service Class 2                               1/30/01         N/A        N/A        N/A        -13.34
Fidelity VIP Growth & Income, Service Class 2                        2/9/01          N/A        N/A        N/A        -18.97
Fidelity VIP Mid-Cap, Service Class 2                                2/12/01         N/A        N/A        N/A         -7.12
Fidelity VIP Aggressive Growth, Service Class 2                        N/A           N/A        N/A        N/A          N/A
Fidelity VIP Dynamic Capital Appreciation, Service Class 2             N/A           N/A        N/A        N/A          N/A
Janus Aspen Series Worldwide Growth, Service Shares                  6/4/01          N/A        N/A        N/A        -45.51
Janus Aspen Series Growth, Service Shares                            1/30/01         N/A        N/A        N/A        -47.76
Janus Aspen Series Aggressive Growth, Service Shares                 2/22/01         N/A        N/A        N/A        -46.01
Janus Aspen Series Capital Appreciation, Service Shares              2/20/01         N/A        N/A        N/A        -35.68
Janus Aspen Series Core Equity Income, Services Shares               1/30/01         N/A        N/A        N/A        -26.14
Janus Aspen Series International Growth, Service Shares              2/9/01          N/A        N/A        N/A        -39.92
Janus Aspen Series Strategic Value: Service Class                    3/14/01         N/A        N/A        N/A        -21.86
Baron Small Cap                                                      7/30/01         N/A        N/A        N/A        -42.09
Gabelli Large Cap Value                                              6/4/01          N/A        N/A        N/A        -49.19
Harris Bretall Sullivan & Smith Equity Growth                        8/30/01         N/A        N/A        N/A        -32.00
Third Avenue Value                                                   6/4/01          N/A        N/A        N/A        -23.40
MFS Emerging Growth, Service Class                                   1/30/01         N/A        N/A        N/A        -47.71
MFS Investors Trust Series, Service Class                            1/30/01         N/A        N/A        N/A        -42.46
MFS Mid-Cap Growth, Service Class                                    1/30/01         N/A        N/A        N/A        -41.84
MFS New Discovery, Service Class                                     1/30/01         N/A        N/A        N/A        -33.57
MFS Capital Opportunities, Service Class                             3/8/01          N/A        N/A        N/A        -43.29
MFS Investors Growth Stock Series, Service Class                     2/9/01          N/A        N/A        N/A        -27.53
MFS Total Return , Service Class                                     1/30/01         N/A        N/A        N/A         -5.57
Putnam VT Voyager Fund II-Class IB                                     N/A           N/A        N/A        N/A          N/A
Putnam VT International Growth Fund-Class IB                         6/4/01          N/A        N/A        N/A        -35.04
Putnam VT Technology Fund- Class IB                                  8/14/01         N/A        N/A        N/A        -61.62
Putnam VT Growth and Income Fund-Class IB                            6/5/01          N/A        N/A        N/A        -35.13


Putnam VT Small Cap Value Fund-Class IB                              6/29/01         N/A        N/A        N/A        -32.07
Touchstone International Equity Fund                                 5/17/01         N/A        N/A        N/A        -41.11
Touchstone Emerging Growth Fund                                        N/A           N/A        N/A        N/A          N/A
Touchstone Small Cap Value                                           6/27/01         N/A        N/A        N/A        -25.03
Touchstone Growth/Value Fund                                         6/5/01          N/A        N/A        N/A        -35.13
Touchstone Equity Fund                                                 N/A           N/A        N/A        N/A          N/A
Touchstone Enhanced 30 Fund                                            N/A           N/A        N/A        N/A          N/A
Touchstone Value Plus Fund                                             N/A           N/A        N/A        N/A          N/A
Touchstone Growth & Income                                             N/A           N/A        N/A        N/A          N/A
Touchstone Balanced Fund                                             5/17/01         N/A        N/A        N/A        -14.55
Touchstone High Yield Fund                                             N/A           N/A        N/A        N/A          N/A
Touchstone Bond Fund                                                   N/A           N/A        N/A        N/A          N/A
Van Kampen Bandwidth & Telecommunication                               N/A           N/A        N/A        N/A          N/A
Van Kampen Biotechnology and Pharmaceutical                          5/17/01         N/A        N/A        N/A         -9.99
Van Kampen Internet                                                    N/A           N/A        N/A        N/A          N/A
Van Kampen Morgan Stanley High-Tech 35                                 N/A           N/A        N/A        N/A          N/A
Van Kampen Morgan Stanley U.S. Multinational                           N/A           N/A        N/A        N/A          N/A

       (1) Standard returns reflect all historical investment results, less mortality, expense, and administrative charges totaling 1.45%. The calculation assumes the policy is still in-force and does not take withdrawal charges into consideration.

       (2) Inception date of the variable account option represents first trade date. Returns for account in operation for less than one year are not annualized.

APPENDIX B

For Period Ending 10-31-01

                Non-Standardized Average Annualized Returns(1)

                                                              FUND            CUMULATIVE TOTAL RETURN
                                                            INCEPTION                                      LIFE OF
VARIABLE ACCOUNT OPTION                                      DATE(2)     3 YEARS    5 YEARS    10 YEARS      FUND
Fidelity VIP Equity-Income, Service Class 2                  10/9/86       2.86      39.37      191.35      316.26
Fidelity VIP Growth, Service Class 2                         10/9/86        .89      48.59      191.98      415.70
Fidelity VIP Overseas, Service Class 2                       1/28/87      -10.88     6.38        44.47      85.36
Fidelity VIP High Income, Service Class 2                    9/19/85      -26.56    -23.58       41.14      127.94
Fidelity VIP Investment Grade Bond, Service Class 2          12/5/88       17.04     34.16       77.70      124.16
Fidelity VIP Asset Manager, Service Class 2                   9/7/89       -0.31     28.24      101.63      151.59
Fidelity VIP Index 500, Service Class 2                      8/27.92       -5.36     46.95        N/A       159.93
Fidelity VIP Contrafund, Service Class 2                      1/3/95       9.39      50.89        N/A       136.23
Fidelity VIP Asset Manager: Growth, Service Class 2           1/4/95       -9.20     21.99        N/A       67.88
Fidelity VIP Growth Opportunities, Service Class 2            1/4/95      -26.99     7.28         N/A       55.25
Fidelity VIP Balanced, Service Class 2                        1/4/95       -4.64     28.12        N/A       50.92
Fidelity VIP Growth & Income, Service Class 2                 1/2/97       -4.50      N/A         N/A       40.44
Fidelity VIP Mid-Cap, Service Class 2                        12/28/98       N/A       N/A         N/A       77.48
Fidelity VIP Aggressive Growth, Service Class 2                N/A          N/A       N/A         N/A        N/A
Fidelity VIP Dynamic Capital Appreciation, Serv. Cls. 2        N/A          N/A       N/A         N/A        N/A
Janus Aspen Series Worldwide Growth, Service Shares          12/31/99       N/A       N/A         N/A       -41.92
Janus Aspen Series Growth, Service Shares                    12/31/99       N/A       N/A         N/A       -43.88
Janus Aspen Series Aggressive Growth, Service Shares         12/31/99       N/A       N/A         N/A       -62.69
Janus Aspen Series Capital Appreciation, Service Shares      12/31/99       N/A       N/A         N/A       -42.88
Janus Aspen Series Core Equity Income, Service Shares        12/31/99       N/A       N/A         N/A       -27.15
Janus Aspen Series International Growth, Service Shares      12/31/99       N/A       N/A         N/A       -43.10
Janus Aspen Series Strategic Value, Service Shares            5/1/00        N/A       N/A         N/A       -15.30
Baron Small Cap                                               1/4/93       -4.33     12.43        N/A       54.48
Gabelli Large Cap Value                                      12/14/92     -17.60     -4.89        N/A       34.94
Harris Bretall Sullivan & Smith Equity Growth                12/4/92      -21.07     19.94        N/A       72.48
Third Avenue Value                                           12/21/92      4.14      55.72        N/A       165.98
MFS Emerging Growth, Service Class                           7/24/.95      -.36      27.35        N/A       72.10
MFS Investors Trust Series, Service Class                    10/9/95      -11.91     29.94        N/A       61.90
MFS Mid-Cap Growth, Service Class                             5/1/00        N/A       N/A         N/A       -30.58
MFS New Discovery, Service Class                             4/29/98       55.78      N/A         N/A       31.75
MFS Capital Opportunities, Service Class                     8/14/96       3.90      51.54        N/A       56.66
MFS Investors Growth Stock Series, Service Class              5/3/99        N/A       N/A         N/A       -13.88
MFS Total Return , Service Class                              1/3/95       15.94     50.86        N/A       106.91
Putnam VT Voyager Fund II-Class IB                             N/A          N/A       N/A         N/A        N/A
Putnam VT International Growth Fund-Class IB                 1/2/.97       9.60       N/A         N/A       32.98
Putnam VT Technology Fund- Class IB                          6/13/00        N/A       N/A         N/A       -63.45
Putnam VT Growth and Income Fund-Class IB                     2/1/88       -1.09     34.46      148.25      308.38
Putnam VT Small Cap Value Fund-Class IB                      4/30/99        N/A       N/A         N/A       27.10
Touchstone International Equity Fund                         2/24/95      -20.71     1.27         N/A       19.43
Touchstone Emerging Growth Fund                                N/A          N/A       N/A         N/A        N/A
Touchstone Small Cap Value                                   5/17/99        N/A       N/A         N/A       -15.17
Touchstone Growth/Value Fund                                   N/A          N/A       N/A         N/A        N/A
Touchstone Equity Fund                                         N/A          N/A       N/A         N/A        N/A
Touchstone Enhanced 30 Fund                                    N/A          N/A       N/A         N/A        N/A
Touchstone Value Plus Fund                                     N/A          N/A       N/A         N/A        N/A
Touchstone Growth & Income                                     N/A          N/A       N/A         N/A        N/A
Touchstone Balanced Fund                                     2/24/95       17.35     43.77        N/A       90.82
Touchstone High Yield Fund                                     N/A          N/A       N/A         N/A        N/A
Touchstone Bond Fund                                           N/A          N/A       N/A         N/A        N/A
Van Kampen Bandwidth & Telecommunication                       N/A          N/A       N/A         N/A        N/A
Van Kampen Biotechnology and Pharmaceutical                  1/12/01        N/A       N/A         N/A       -6.36
Van Kampen Internet                                            N/A          N/A       N/A         N/A        N/A
Van Kampen Morgan Stanley High-Tech 35                         N/A          N/A       N/A         N/A        N/A
Van Kampen Morgan Stanley U.S. Multinational                   N/A          N/A       N/A         N/A        N/A

                                                                     AVERAGE ANNUAL RETURN
                                                                                                       LIFE OF
VARIABLE ACCOUNT OPTION                                    1 YEAR    3 YEARS    5 YEARS    10 YEARS      FUND
Fidelity VIP Equity-Income, Service Class 2                -13.32      .94        6.86       11.29       9.93
Fidelity VIP Growth, Service Class 2                       -34.18      .30        8.24       11.31      11.51
Fidelity VIP Overseas, Service Class 2                     -29.28     -3.77       1.25       3.75        4.27
Fidelity VIP High Income, Service Class 2                  -22.87     -9.78       -5.24      3.51        5.25
Fidelity VIP Investment Grade Bond, Service Class 2         12.46     5.39        6.05       5.92        6.46
Fidelity VIP Asset Manager, Service Class 2                -13.15     -0.10       5.10       7.26        7.89
Fidelity VIP Index 500, Service Class 2                    -26.34     -1.82       8.00        N/A       10.97
Fidelity VIP Contrafund, Service Class 2                   -22.00     3.04        8.58        N/A       13.42
Fidelity VIP Asset Manager: Growth, Service Class 2        -22.06     -3.17       4.06        N/A        7.89
Fidelity VIP Growth Opportunities, Service Class 2         -28.95     -9.95       1.42        N/A        6.66
Fidelity VIP Balanced, Service Class 2                     -11.41     -1.57       5.08        N/A        6.22
Fidelity VIP Growth & Income, Service Class 2              -21.52     -1.52        N/A        N/A        7.29
Fidelity VIP Mid-Cap, Service Class 2                       -8.21      N/A         N/A        N/A       22.37
Fidelity VIP Aggressive Growth, Service Class 2              N/A       N/A         N/A        N/A        N/A
Fidelity VIP Dynamic Capital Appreciation, Serv. Cls. 2      N/A       N/A         N/A        N/A        N/A
Janus Aspen Series Worldwide Growth, Service Shares        -36.64      N/A         N/A        N/A       -25.63
Janus Aspen Series Growth, Service Shares                  -42.77      N/A         N/A        N/A       -27.02
Janus Aspen Series Aggressive Growth, Service Shares       -56.70      N/A         N/A        N/A       -41.57
Janus Aspen Series Capital Appreciation, Service Shares    -36.12      N/A         N/A        N/A       -26.31
Janus Aspen Series Core Equity Income, Service Shares      -23.22      N/A         N/A        N/A       -15.86
Janus Aspen Series International Growth, Service Shares    -37.67      N/A         N/A        N/A       -26.46
Janus Aspen Series Strategic Value, Service Shares         -17.56      N/A         N/A        N/A       -10.48
Baron Small Cap                                             -3.44     -1.46       2.37        N/A        5.05
Gabelli Large Cap Value                                    -25.37     -6.25       -1.00       N/A        3.43
Harris Bretall Sullivan & Smith Equity Growth              -46.11     -7.58       3.70        N/A        6.31
Third Avenue Value                                          8.15      1.36        9.26        N/A       11.67
MFS Emerging Growth, Service Class                         -47.87     -.12        4.95        N/A        9.04
MFS Investors Trust Series, Service Class                  -24.64     -4.14       5.38        N/A        8.27
MFS Mid-Cap Growth, Service Class                          -34.09      N/A         N/A        N/A       -21.59
MFS New Discovery, Service Class                           -26.38     15.92        N/A        N/A        8.18
MFS Capital Opportunities, Service Class                   -39.29     1.28        8.67        N/A        8.99
MFS Investors Growth Stock Series, Service Class           -39.34      N/A         N/A        N/A       -5.81
MFS Total Return , Service Class                            -1.82     5.05        8.57        N/A       11.24
Putnam VT Voyager Fund II-Class IB                           N/A       N/A         N/A        N/A        N/A
Putnam VT International Growth Fund-Class IB               -24.86     3.10         N/A        N/A        6.08
Putnam VT Technology Fund- Class IB                        -62.42      N/A         N/A        N/A       -51.71
Putnam VT Growth and Income Fund-Class IB                  -13.54     -.36        6.10       9.52       10.78
Putnam VT Small Cap Value Fund-Class IB                     9.44       N/A         N/A        N/A       10.05
Touchstone International Equity Fund                       -33.90     -7.44        .25        N/A        2.69
Touchstone Emerging Growth Fund                              N/A       N/A         N/A        N/A        N/A
Touchstone Small Cap Value                                 -19.66      N/A         N/A        N/A       -6.47
Touchstone Growth/Value Fund                                 N/A       N/A         N/A        N/A        N/A
Touchstone Equity Fund                                       N/A       N/A         N/A        N/A        N/A
Touchstone Enhanced 30 Fund                                  N/A       N/A         N/A        N/A        N/A
Touchstone Value Plus Fund                                   N/A       N/A         N/A        N/A        N/A
Touchstone Growth & Income                                   N/A       N/A         N/A        N/A        N/A
Touchstone Balanced Fund                                    -1.84     5.48        7.53        N/A       10.15
Touchstone High Yield Fund                                   N/A       N/A         N/A        N/A        N/A
Touchstone Bond Fund                                         N/A       N/A         N/A        N/A        N/A
Van Kampen Bandwidth & Telecommunication                     N/A       N/A         N/A        N/A        N/A
Van Kampen Biotechnology and Pharmaceutical                  N/A       N/A         N/A        N/A       -7.89
Van Kampen Internet                                          N/A       N/A         N/A        N/A        N/A
Van Kampen Morgan Stanley High-Tech 35                       N/A       N/A         N/A        N/A        N/A
Van Kampen Morgan Stanley U.S. Multinational                 N/A       N/A         N/A        N/A        N/A

                                                                     CALENDAR YEAR RETURN

VARIABLE ACCOUNT OPTION                                   1996      1997      1998      1999      2000
Fidelity VIP Equity-Income, Service Class 2               12.61     26.20     9.93      4.72      6.57
Fidelity VIP Growth, Service Class 2                      13.03     21.66     37.36     35.30    -12.49
Fidelity VIP Overseas, Service Class 2                    11.50     9.94      11.06     40.38    -20.47
Fidelity VIP High Income, Service Class 2                 12.37     15.88     -5.73     6.51     -23.98
Fidelity VIP Investment Grade Bond, Service Class 2       1.68      7.48      7.27      -2.48     9.17
Fidelity VIP Asset Manager, Service Class 2               12.93     18.77     13.15     9.40      -5.57
Fidelity VIP Index 500, Service Class 2                   20.92     30.91     26.45     18.77    -10.82
Fidelity VIP Contrafund, Service Class 2                  19.45     22.28     28.06     22.35     -8.18
Fidelity VIP Asset Manager: Growth, Service Class 2       18.28     23.18     15.48     13.47    -13.92
Fidelity VIP Growth Opportunities, Service Class 2        16.55     28.07     22.70     2.67     -18.47
Fidelity VIP Balanced, Service Class 2                    8.37      20.50     15.57     2.92      -5.89
Fidelity VIP Growth & Income, Service Class 2              N/A      29.27     27.40     7.48      -5.20
Fidelity VIP Mid-Cap, Service Class 2                      N/A       N/A      2.48      46.79     31.41
Fidelity VIP Aggressive Growth, Service Class 2            N/A       N/A       N/A       N/A       N/A
Fidelity VIP Dynamic Capital Appreciation, Serv. Cls. 2    N/A       N/A       N/A       N/A       N/A
Janus Aspen Series Worldwide Growth, Service Shares        N/A       N/A       N/A       N/A     -17.20
Janus Aspen Series Growth, Service Shares                  N/A       N/A       N/A       N/A     -15.98
Janus Aspen Series Aggressive Growth, Service Shares       N/A       N/A       N/A       N/A     -32.77
Janus Aspen Series Capital Appreciation, Service Shares    N/A       N/A       N/A       N/A     -19.55
Janus Aspen Series Core Equity Income, Service Shares      N/A       N/A       N/A       N/A      -9.57
Janus Aspen Series International Growth, Service Shares    N/A       N/A       N/A       N/A     -17.35
Janus Aspen Series Strategic Value, Service Shares         N/A       N/A       N/A       N/A      -.57
Baron Small Cap                                           16.75     23.30     -2.04     -4.00     -.18
Gabelli Large Cap Value                                   13.21     20.17     -3.49     4.14      -6.00
Harris Bretall Sullivan & Smith Equity Growth             12.30     32.79     33.70     33.56    -23.59
Third Avenue Value                                        22.65     28.58     16.67    -13.44     9.58
MFS Emerging Growth, Service Class                        15.32     20.14     32.22     74.16    -20.82
MFS Investors Trust Series, Service Class                 22.64     27.90     21.49     4.43      -1.73
MFS Mid-Cap Growth, Service Class                          N/A       N/A       N/A       N/A      -3.74
MFS New Discovery, Service Class                           N/A       N/A      1.20      70.90     -3.52
MFS Capital Opportunities, Service Class                  8.18      24.64     24.96     45.29     -5.15
MFS Investors Growth Stock Series, Service Class           N/A       N/A       N/A      38.66     -7.66
MFS Total Return , Service Class                          12.70     19.54     10.71     1.59      14.17
Putnam VT Voyager Fund II-Class IB                         N/A       N/A       N/A       N/A       N/A
Putnam VT International Growth Fund-Class IB               N/A      14.28     16.76     57.79    -14.85
Putnam VT Technology Fund- Class IB                        N/A       N/A       N/A       N/A     -30.86
Putnam VT Growth and Income Fund-Class IB                 19.97     22.17     13.62     -.01      6.36
Putnam VT Small Cap Value Fund-Class IB                    N/A       N/A       N/A      2.36      22.63
Touchstone International Equity Fund                      9.83      13.06     18.48     34.27    -20.35
Touchstone Emerging Growth Fund                            N/A       N/A       N/A       N/A       N/A
Touchstone Small Cap Value                                 N/A       N/A       N/A      14.76    -21.76
Touchstone Growth/Value Fund                               N/A       N/A       N/A       N/A       N/A
Touchstone Equity Fund                                     N/A       N/A       N/A       N/A       N/A
Touchstone Enhanced 30 Fund                                N/A       N/A       N/A       N/A       N/A
Touchstone Value Plus Fund                                 N/A       N/A       N/A       N/A       N/A
Touchstone Growth & Income                                 N/A       N/A       N/A       N/A       N/A
Touchstone Balanced Fund                                  15.09     16.79     3.86      7.89      11.01
Touchstone High Yield Fund                                 N/A       N/A       N/A       N/A       N/A
Touchstone Bond Fund                                       N/A       N/A       N/A       N/A       N/A
Van Kampen Bandwidth & Telecommunication                   N/A       N/A       N/A       N/A       N/A
Van Kampen Biotechnology and Pharmaceutical                N/A       N/A       N/A       N/A       N/A
Van Kampen Internet                                        N/A       N/A       N/A       N/A       N/A
Van Kampen Morgan Stanley High-Tech 35                     N/A       N/A       N/A       N/A       N/A
Van Kampen Morgan Stanley U.S. Multinational               N/A       N/A       N/A       N/A       N/A

       (1) Non-Standard returns reflect all historical investment results, less mortality, expense, and administrative charges totaling 1.45%. The calculation assumes the policy is still in-force and does not take withdrawal charges into consideration. Non-standard performance is since the portfolio inception date, which may predate the separate account.

       (2) Represents inception date of the underlying mutual funds. Returns for account in operation for less than one year are not annualized.

                              Financial Statements

                               Separate Account I
                                       of
                    National Integrity Life Insurance Company

                                December 31, 2000
                       With Report of Independent Auditors

                               Separate Account I
                                       of
                    National Integrity Life Insurance Company

                              Financial Statements

                                December 31, 2000

                                    Contents

Report of Independent Auditors................................................1

Audited Financial Statements

Statement of Assets and Liabilities...........................................2
Statement of Operations.......................................................4
Statements of Changes in Net Assets...........................................6
Notes to Financial Statements................................................10

                         Report of Independent Auditors

Contract Holders
      Separate Account I of National Integrity Life Insurance Company Board of Directors
      National Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account I of National Integrity Life Insurance Company (comprising, respectively, the Money Market, High Income, Equity-Income, Growth, Overseas, Investment Grade Bond, Asset Manager, Index 500, Asset Manager: Growth, Contrafund, Growth Opportunities, Balanced, Growth & Income and Mid Cap Service Class Divisions) as of December 31, 2000, and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2000, by correspondence with the transfer agents of the respective mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account I of National Integrity Life Insurance Company at December 31, 2000, and the results of their operations and changes in their net assets for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

                                                           /s/ Ernst & Young LLP
Cincinnati, Ohio
April 24, 2001

         Separate Account I of National Integrity Life Insurance Company

                       Statement of Assets and Liabilities

                                December 31, 2000

                                 Money                             Equity-
                                 Market         High Income        Income           Growth
                                Division         Division         Division         Division
                               ---------------------------------------------------------------
Assets
Investments in Fidelity
   VIP Funds, at value
   (aggregate cost of
    $337,627,570)              $10,031,656      $19,178,735      $48,957,307      $68,753,369

Liabilities
Payable to (receivable
   from) the general account
    of National Integrity            3,777           (3,261)            (787)          (1,412)
                               ---------------------------------------------------------------

Net assets                     $10,027,879      $19,181,996      $48,958,094      $68,754,781
                               ===============================================================

Unit value                          $14.60           $13.04           $45.43           $72.24
                               ===============================================================

Units outstanding                  686,841        1,471,012        1,077,660          951,755
                               ===============================================================

                                                 Investment         Asset
                                Overseas         Grade Bond        Manager
                                Division          Division        Division
                               ----------------------------------------------
Assets
Investments in Fidelity
   VIP Funds, at value
   (aggregate cost of
    $337,627,570)              $16,096,239       $7,319,048      $21,152,275

Liabilities
Payable to (receivable
   from) the general account
    of National Integrity            2,839            1,492            1,518
                               ----------------------------------------------

Net assets                     $16,093,400       $7,317,556      $21,150,757
                               ==============================================

Unit value                          $27.08           $20.37           $30.06
                               ==============================================

Units outstanding                  594,291          359,232          703,618
                               ==============================================

See accompanying notes.

         Separate Account I of National Integrity Life Insurance Company

                                December 31, 2000

                                               Asset
                                              Manager:                    Growth
                               Index 500      Growth     Contrafund    Opportunities
                               Division      Division     Division       Division
                              ------------------------------------------------------
Assets
Investments in Fidelity
  VIP Funds, at value
  (aggregate cost of
  $337,627,570)               $46,609,585   $9,719,008   $58,766,120     $6,990,145

Liabilities
Payable to (receivable
  from) the general account
  of National Integrity             2,063        1,156         6,024          1,778
                              ------------------------------------------------------

Net assets                    $46,607,522   $9,717,852   $58,760,096     $6,988,367
                              ======================================================

Unit value                    $     30.69   $    19.98   $     28.23     $    12.40
                              ======================================================

Units outstanding               1,518,655      486,379     2,081,477        563,578
                              ======================================================

                                            Growth &         Mid Cap
                               Balanced      Income       Service Class
                               Division     Division         Division       Total
                              --------------------------------------------------------

Assets
Investments in Fidelity
  VIP Funds, at value
  (aggregate cost of
  $337,627,570)               $5,765,253   $ 12,972,022     $8,130,399    $340,441,161

Liabilities
Payable to (receivable
  from) the general account
  of National Integrity            1,222         (3,282)           411          13,538
                              --------------------------------------------------------

Net assets                    $5,764,031   $ 12,975,304     $8,129,988    $340,427,623
                              ========================================================

Unit value                    $    12.83   $      15.96     $    17.04
                              ========================================

Units outstanding                449,262        812,989        477,112
                              ========================================

See accompanying notes.

         Separate Account I of National Integrity Life Insurance Company

                             Statement of Operations

                          Year Ended December 31, 2000

                                                           Money                     Equity-
                                                           Market    High Income      Income        Growth
                                                          Division    Division       Division      Division
                                                          ----------------------------------------------------
Investment income
    Reinvested dividends from Fidelity VIP Funds          $973,229   $ 1,964,750    $5,735,099   $  9,025,038

Expenses
    Mortality and expense risk and
      administrative charges                               216,928       317,118       741,261      1,111,159
                                                          ----------------------------------------------------
Net investment income                                      756,301     1,647,632     4,993,838      7,913,879

Realized and unrealized gain (loss) on
    investments
      Net realized gain (loss) on sales of investments           -    (2,244,797)    4,362,876      7,973,228
      Net unrealized appreciation (depreciation)
         of investments
           Beginning of period                              11,413       619,609    11,039,871     25,716,113
           End of period                                    11,413    (4,363,865)    3,756,439        572,388
                                                          ----------------------------------------------------
      Change in net unrealized
      appreciation/
         depreciation during the period                          -    (4,983,474)   (7,283,432)   (25,143,725)
                                                          ----------------------------------------------------
Net realized and unrealized gain (loss) on
    investments                                                  -    (7,228,271)   (2,920,556)   (17,170,497)
                                                          ----------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                             $756,301   $(5,580,639)   $2,073,282   $(9,256,618)
                                                          ====================================================

                                                                         Investment       Asset
                                                            Overseas     Grade Bond      Manager
                                                            Division     Division       Division
                                                          ---------------------------------------
Investment income
    Reinvested dividends from Fidelity VIP Funds          $ 2,199,828     $641,148   $ 3,201,108

Expenses
    Mortality and expense risk and
      administrative charges                                  280,965      104,206       344,895
                                                          ---------------------------------------
Net investment income                                       1,918,863      536,942     2,856,213

Realized and unrealized gain (loss) on
    investments
      Net realized gain (loss) on sales of investments        154,173     (413,326)      916,278
      Net unrealized appreciation (depreciation)
         of investments
           Beginning of period                              4,315,885     (235,957)    4,153,701
           End of period                                   (2,062,753)     322,883      (832,052)
                                                          ---------------------------------------
      Change in net unrealized
      appreciation/
         depreciation during the period                    (6,378,638)     558,840    (4,985,753)
                                                          ---------------------------------------
Net realized and unrealized gain (loss) on
    investments                                            (6,224,465)     145,514    (4,069,475)
                                                          ---------------------------------------
Net increase (decrease) in net assets
    resulting from operations                             $(4,305,602)   $ 682,456   $(1,213,262)
                                                          =======================================

See accompanying notes.

         Separate Account I of National Integrity Life Insurance Company

                          Year Ended December 31, 2000

                                                                    Asset
                                                                   Manager:                        Growth
                                                    Index 500       Growth       Contrafund     Opportunities
                                                    Division       Division       Division        Division
                                                   ----------------------------------------------------------
Investment income
    Reinvested dividends from Fidelity VIP Funds   $   734,359    $ 1,091,093    $ 9,105,820     $  796,211

Expenses
    Mortality and expense risk and
      administrative charges                           674,716        145,803        903,893        127,081
                                                   ----------------------------------------------------------
Net investment income                                   59,643        945,290      8,201,927        669,130

Realized and unrealized gain (loss) on
    investments
      Net realized gain (loss) on sales of
      investments                                    3,925,076        121,416      7,448,481             --
      Net unrealized appreciation (depreciation)
        of investments
          Beginning of period                       13,584,720      1,515,760     25,922,092      1,032,100
          End of period                              4,128,868     (1,108,619)     5,051,020     (1,442,471)
                                                   ----------------------------------------------------------
      Change in net unrealized
      appreciation/
        depreciation during the period              (9,455,852)    (2,624,379)   (20,871,072)    (2,474,571)
                                                   ----------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments                                     (5,530,776)    (2,502,963)   (13,422,591)    (2,474,571)
                                                   ----------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                      $(5,471,133)   $(1,557,673)   $(5,220,664)    $(1,805,441)
                                                   ==========================================================

                                                                                   Mid Cap
                                                                    Growth &      Service
                                                    Balanced         Income        Class
                                                    Division        Division      Division           Total
                                                   -----------------------------------------------------------
Investment income
    Reinvested dividends from Fidelity VIP Funds   $  397,632      $ 1,360,091    $   30,959     $ 37,256,365

Expenses
    Mortality and expense risk and
      administrative charges                           87,913          203,178        50,043        5,309,159
                                                   -----------------------------------------------------------
Net investment income                                 309,719        1,156,913       (19,084)      31,947,206

Realized and unrealized gain (loss) on
    investments
      Net realized gain (loss) on sales of
      investments                                     (91,123)        (512,098)    1,052,533       22,692,717
      Net unrealized appreciation (depreciation)
        of investments
          Beginning of period                          71,434          865,195       152,482       88,764,418
          End of period                              (505,506)        (561,097)     (153,057)       2,813,591
                                                   -----------------------------------------------------------
      Change in net unrealized
      appreciation/
        depreciation during the period               (576,940)      (1,426,292)     (305,539)     (85,950,827)
                                                   -----------------------------------------------------------
Net realized and unrealized gain (loss) on
    investments                                      (668,063)      (1,938,390)      746,994      (63,258,110)
                                                   -----------------------------------------------------------
Net increase (decrease) in net assets
    resulting from operations                      $ (358,344)     $  (781,477)   $  727,910     $(31,310,904)
                                                   ===========================================================

See accompanying notes.

         Separate Account I of National Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Ended December 31, 2000

                                                          Money            High          Equity-
                                                          Market          Income          Income          Growth
                                                         Division        Division        Division        Division
                                                       -------------------------------------------------------------

Increase (decrease) in net assets from operations
    Net investment income
    (loss)                                             $    756,301    $  1,647,632    $  4,993,838    $  7,913,879
    Net realized gain (loss) on sales of investments             --      (2,244,797)      4,362,876       7,973,228
    Change in net unrealized appreciation/
      depreciation during the period                             --      (4,983,474)     (7,283,432)    (25,143,725)
                                                       -------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                         756,301      (5,580,639)      2,073,282      (9,256,618)

Increase (decrease) in net assets from contract
    related transactions
      Contributions from contract holders                   639,608         245,739         471,618       1,126,289
      Contract terminations and benefits                 (8,565,850)     (5,070,164)    (11,485,860)    (14,119,049)
      Net transfers among investment options             (4,370,542)     (1,595,156)    (17,310,220)      9,689,902
                                                       -------------------------------------------------------------
 Net increase (decrease) in net assets
    from contract related transactions                  (12,296,784)     (6,419,581)    (28,324,462)     (3,302,858)
                                                       -------------------------------------------------------------
Increase (decrease) in net assets                       (11,540,483)    (12,000,220)    (26,251,180)    (12,559,476)

Net assets, beginning of year                            21,568,362      31,182,216      75,209,274      81,314,257
                                                       -------------------------------------------------------------

Net assets, end of year                                $ 10,027,879    $ 19,181,996    $ 48,958,094    $ 68,754,781
                                                       =============================================================

Unit transactions
    Contributions                                            44,816          15,404          11,335          13,757
    Terminations and benefits                              (600,815)       (325,274)       (274,971)       (168,278)
    Net transfers                                          (305,499)        (47,987)       (429,584)        117,773
                                                       -------------------------------------------------------------
Net increase (decrease) in                                 (861,498)       (357,857)       (693,220)        (36,748)
units
                                                       =============================================================

                                                                        Investment         Asset
                                                         Overseas       Grade Bond        Manager
                                                         Division        Division        Division
                                                       ---------------------------------------------

Increase (decrease) in net assets from operations
    Net investment income
    (loss)                                             $  1,918,863    $    536,942    $  2,856,213
    Net realized gain (loss) on sales of investments        154,173        (413,326)        916,278
    Change in net unrealized appreciation/
      depreciation during the period                     (6,378,638)        558,840      (4,985,753)
                                                       ---------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                      (4,305,602)        682,456      (1,213,262)

Increase (decrease) in net assets from contract
    related transactions
      Contributions from contract holders                   305,815          83,309         147,937
      Contract terminations and benefits                 (3,810,798)     (1,728,783)     (8,298,357)
      Net transfers among investment options              2,855,415      (2,057,661)        167,122
                                                       ---------------------------------------------
 Net increase (decrease) in net assets
    from contract related transactions                     (649,568)     (3,703,135)     (7,983,298)
                                                       ---------------------------------------------
Increase (decrease) in net assets                        (4,955,170)     (3,020,679)     (9,196,560)

Net assets, beginning of year                            21,048,570      10,338,235      30,347,317
                                                       ---------------------------------------------

Net assets, end of year                                $ 16,093,400    $  7,317,556    $ 21,150,757
                                                       =============================================

Unit transactions
    Contributions                                             9,723           4,439           4,788
    Terminations and benefits                              (120,569)        (90,574)       (260,034)
    Net transfers                                            84,967        (111,350)          2,139
                                                       ---------------------------------------------
Net increase (decrease) in                                  (25,879)       (197,485)       (253,107)
units
                                                       =============================================


See accompanying notes.

         Separate Account I of National Integrity Life Insurance Company

       Year Ended December 31, 2000


                                                                           Asset
                                                                          Manager:                        Growth
                                                         Index 500        Growth        Contrafund     Opportunities    Balanced
                                                         Division        Division        Division        Division       Division
                                                       ----------------------------------------------------------------------------
Increase (decrease) in net assets from operations
    Net investment income (loss)                       $     59,643    $    945,290    $  8,201,927    $    669,130    $   309,719
    Net realized gain (loss) on sales of investments      3,925,076         121,416       7,448,481              --        (91,123)
    Change in net unrealized appreciation/
      depreciation during the period                     (9,455,852)     (2,624,379)    (20,871,072)     (2,474,571)      (576,940)
                                                       ----------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                      (5,471,133)     (1,557,673)     (5,220,664)     (1,805,441)      (358,344)

Increase (decrease) in net assets from contract
    related transactions
      Contributions from contract holders                   593,654          84,417         903,101         196,947        116,793
      Contract terminations and benefits                 (7,969,586)     (1,183,689)    (10,659,731)     (1,098,312)      (672,689)
      Net transfers among investment options              7,653,286       1,441,818       2,753,216      (1,991,504)      (681,924)
                                                       ----------------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                      277,354         342,546      (7,003,414)     (2,892,869)    (1,237,820)
                                                       ----------------------------------------------------------------------------
Increase (decrease) in net assets                        (5,193,779)     (1,215,127)    (12,224,078)     (4,698,310)    (1,596,164)

Net assets, beginning of year                            51,801,301      10,932,979      70,984,174      11,686,677      7,360,195
                                                       ----------------------------------------------------------------------------

Net assets, end of year                                $ 46,607,522    $  9,717,852    $ 58,760,096    $  6,988,367    $ 5,764,031
                                                       ============================================================================
Unit transactions
    Contributions                                            17,761           3,791          30,114          13,804          8,813
    Terminations and benefits                              (233,842)        (51,666)       (355,309)        (77,986)       (50,679)
    Net transfers                                           224,494          61,783          90,712        (143,129)       (50,461)
                                                       ----------------------------------------------------------------------------
Net increase (decrease) in units                              8,413          13,908        (234,483)       (207,311)       (92,327)
                                                       ============================================================================


                                                         Growth &         Mid Cap
                                                          Income       Service Class
                                                         Division        Division           Total
                                                       ---------------------------------------------
Increase (decrease) in net assets from operations
    Net investment income (loss)                       $  1,156,913     $   (19,084)   $ 31,947,206
    Net realized gain (loss) on sales of investments       (512,098)      1,052,533      22,692,717
    Change in net unrealized appreciation/
      depreciation during the period                     (1,426,292)       (305,539)    (85,950,827)
                                                       ---------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                        (781,477)        727,910     (31,310,904)

Increase (decrease) in net assets from contract
    related transactions
      Contributions from contract holders                   272,518         259,639       5,447,384
      Contract terminations and benefits                 (1,121,786)       (267,050)    (76,051,704)
      Net transfers among investment options             (1,142,350)      6,535,237       1,946,639
                                                       ---------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions                   (1,991,618)      6,527,826     (68,657,681)
                                                       ---------------------------------------------
Increase (decrease) in net assets                        (2,773,095)      7,255,736     (99,968,585)

Net assets, beginning of year                            15,748,399         874,252     440,396,208
                                                       ---------------------------------------------

Net assets, end of year                                $ 12,975,304     $ 8,129,988    $340,427,623
                                                       =============================================
Unit transactions
    Contributions                                            16,842          17,022
    Terminations and benefits                               (69,675)        (16,519)
    Net transfers                                           (72,700)        409,047
                                                       -----------------------------
Net increase (decrease) in units                           (125,533)        409,550
                                                       =============================

See accompanying notes.

         Separate Account I of National Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1999

                                                  Money            High          Equity-
                                                  Market          Income          Income          Growth
                                                 Division        Division        Division        Division
                                               -------------------------------------------------------------
Increase (decrease) in net assets from
   operations
     Net investment income (loss)              $  1,078,782    $  2,862,842    $  2,985,260    $  6,195,051
     Net realized gain (loss) on sales of
       investments                                       --      (2,822,581)      7,014,671       6,057,567
    Change in net unrealized appreciation/
      depreciation during the  period                    --       2,285,395      (6,230,165)      9,177,833
                                               -------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                      1,078,782       2,325,656       3,769,766      21,430,451

Increase (decrease) in net assets from
   contract related transactions:
      Contributions from contract holders         3,142,440       1,516,213       1,482,020       1,776,268
      Contract terminations and benefits        (13,361,824)     (5,778,831)    (11,730,999)    (11,768,764)
      Net transfers among investment options       (189,190)       (465,189)     (5,798,175)      8,204,398
                                               -------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions          (10,408,574)     (4,727,807)    (16,047,154)     (1,788,098)
                                               -------------------------------------------------------------
Increase (decrease) in net assets                (9,329,792)     (2,402,151)    (12,277,388)     19,642,353

Net assets, beginning of year                    30,898,154      33,584,367      87,486,662      61,671,904
                                               -------------------------------------------------------------

Net assets, end of year                        $ 21,568,362    $ 31,182,216    $ 75,209,274    $ 81,314,257
                                               =============================================================
Unit transactions
    Contributions                                   231,459          89,689          34,710          26,333
    Terminations and benefits                      (971,025)       (351,686)       (277,014)       (165,572)
    Net transfers                                   (14,491)        (10,784)       (147,514)        111,228
                                               -------------------------------------------------------------
Net increase (decrease) in units                   (754,057)       (272,781)       (389,818)        (28,011)
                                               =============================================================

                                                                Investment         Asset
                                                 Overseas       Grade Bond        Manager
                                                 Division        Division        Division
                                               ---------------------------------------------
Increase (decrease) in net assets from
   operations
     Net investment income (loss)              $    423,774    $    341,135    $  2,113,699
     Net realized gain (loss) on sales of
       investments                                2,344,821         (28,358)      1,919,584
    Change in net unrealized appreciation/
      depreciation during the  period             3,544,152        (622,488)     (1,131,984)
                                               ---------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                      6,312,747        (309,711)      2,901,299

Increase (decrease) in net assets from
   contract related transactions:
      Contributions from contract holders           355,987         486,069         425,103
      Contract terminations and benefits         (3,075,353)     (1,664,507)     (6,239,455)
      Net transfers among investment options        987,114       2,559,041      (1,500,014)
                                               ---------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions           (1,732,252)      1,380,603      (7,314,366)
                                               ---------------------------------------------
Increase (decrease) in net assets                 4,580,495       1,070,892      (4,413,067)

Net assets, beginning of year                    16,468,075       9,267,343      34,760,384
                                               ---------------------------------------------

Net assets, end of year                        $ 21,048,570    $ 10,338,235    $ 30,347,317
                                               =============================================
Unit transactions
    Contributions                                    13,604          25,872          14,316
    Terminations and benefits                      (112,456)        (89,393)       (207,128)
    Net transfers                                    36,266         132,996         (51,582)
                                               ---------------------------------------------
Net increase (decrease) in units                    (62,586)         69,475        (244,394)
                                               =============================================

  See accompanying notes.

         Separate Account I of National Integrity Life Insurance Company

                          Year Ended December 31, 1999

                                                                  Asset
                                                                 Manager:                         Growth
                                                 Index 500        Growth        Contrafund     Opportunities
                                                 Division        Division        Division        Division
                                               -------------------------------------------------------------
Increase (decrease) in net assets from
   operations
     Net investment income (loss)              $     96,779    $    669,144    $  1,713,543    $    163,271
     Net realized gain (loss) on sales
       of investments                             5,682,354         568,971       5,725,497         614,855
    Change in net unrealized appreciation/
      depreciation during the period              3,034,656         221,953       6,075,744        (481,243)
                                               -------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                      8,813,789       1,460,068      13,514,784         296,883

Increase (decrease) in net assets from
   contract related transactions
      Contributions from contract holders         1,869,443         383,228       1,562,188         706,335
      Contract terminations and benefits         (5,905,547)     (1,306,422)     (9,489,419)     (1,009,656)
      Net transfers among investment options        578,145      (2,335,710)      1,711,646         790,939
                                               -------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions           (3,457,959)     (3,258,904)     (6,215,585)        487,618
                                               -------------------------------------------------------------
Increase (decrease) in net assets                 5,355,830      (1,798,836)      7,299,199         784,501

Net assets, beginning of year                    46,445,471      12,731,815      63,684,975      10,902,176
                                               -------------------------------------------------------------

Net assets, end of year                        $ 51,801,301    $ 10,932,979    $ 70,984,174    $ 11,686,677
                                               =============================================================
Unit transactions
    Contributions                                    61,063          18,189          58,408          47,356
    Terminations and benefits                      (186,967)        (61,301)       (349,089)        (68,546)
    Net transfers                                    26,251        (110,059)         59,242          52,447
                                               -------------------------------------------------------------
Net increase (decrease) in units                    (99,653)       (153,171)       (231,439)         31,257
                                               =============================================================


                                                                 Growth          Mid Cap
                                                Balanced        & Income      Service Class
                                                Division        Division       Division (1)      Total
                                               -------------------------------------------------------------
Increase (decrease) in net assets from
   operations
     Net investment income (loss)              $   181,241    $     29,733      $   4,554     $  18,858,808
     Net realized gain (loss) on sales
       of investments                              298,900       1,940,706          2,574        29,319,561
    Change in net unrealized appreciation/
      depreciation during the period              (304,430)       (917,219)       152,482        14,804,686
                                               -------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                       175,711       1,053,220        159,610        62,983,055

Increase (decrease) in net assets from
   contract related transactions
      Contributions from contract holders          555,881       1,001,553          3,500        15,266,228
      Contract terminations and benefits          (640,873)     (1,331,220)          (536)      (73,303,406)
      Net transfers among investment options     1,905,097       2,369,960        711,678         9,529,740
                                               -------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions           1,820,105       2,040,293        714,642       (48,507,438)
                                               -------------------------------------------------------------
Increase (decrease) in net assets                1,995,816       3,093,513        874,252        14,475,617

Net assets, beginning of year                    5,364,379      12,654,886             --       425,920,591
                                               -------------------------------------------------------------

Net assets, end of year                        $ 7,360,195    $ 15,748,399      $ 874,252     $ 440,396,208
                                               =============================================================
Unit transactions
    Contributions                                   41,314          62,203            343
    Terminations and benefits                      (47,835)        (82,253)           (47)
    Net transfers                                  141,101         146,320         67,266
                                               -------------------------------------------
Net increase (decrease) in units                   134,580         126,270         67,562
                                               ===========================================



(1) For the period June 15, 1999 (commencement of operations) to December 31,
1999

See accompanying notes.

                               Separate Account I
                                       of
                    National Integrity Life Insurance Company

                          Notes to Financial Statements

                                December 31, 2000


1. Organization and Significant Accounting Policies

Organization

National Integrity Life Insurance Company ("National Integrity") established Separate Account I (the "Separate Account") on May 19, 1986, under the insurance laws of the State of New York, for the purpose of issuing flexible premium variable annuity contracts ("contracts"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended. The operations of the Separate Account are part of National Integrity.

National Integrity is a wholly owned subsidiary of Integrity Life Insurance Company ("Integrity") which, prior to March 3, 2000, was an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). Effective March 3, 2000, Integrity and National Integrity were acquired by The Western and Southern Life Insurance Company ("W&S"). (See Note 4 of Notes to Financial Statements.)

Contract holders may allocate or transfer their account values to one or more of the Separate Account's investment divisions or, for certain contract holders, to a guaranteed interest division provided by National Integrity, or both. Certain contract holders may also allocate or transfer a portion or all of their account values to one or more fixed rate guaranteed rate options of National Integrity's Separate Account GPO.

The Separate Account investment divisions are invested in shares of corresponding investment portfolios of the Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (collectively the "Fidelity VIP Funds"). The Fidelity VIP Funds are "series" type mutual funds managed by Fidelity Management and Research Company ("Fidelity Management"). The contract holder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has fourteen investment divisions available. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the operative portfolios of the Fidelity VIP Funds at December 31, 2000 for this Separate Account.

                               Separate Account I
                                       of
                    National Integrity Life Insurance Company

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Money Market Portfolio seeks to earn as high a level of current income while preserving capital and providing liquidity. It invests only in high-quality, U.S. dollar denominated money market securities of domestic and foreign issuers, such as certificates of deposit, obligations of governments and their agencies, and commercial paper and notes.

High Income Portfolio seeks a high current income while also considering growth of capital. It normally invests at least 65% of its total assets in income-producing debt securities, preferred stocks and convertible securities, with an emphasis on lower-quality debt securities.

Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"). It normally invests at least 65% of the Portfolio's assets in income-producing equity securities.

Growth Portfolio seeks capital appreciation. It invests in companies that are believed to have above-average growth potential. These companies tend to have higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities for a strong industry or market position. The stocks of these companies are often called "growth" stocks.

Overseas Portfolio seeks long-term growth of capital primarily through investments in foreign securities. It normally invests at least 65% of its assets in foreign securities.

Investment Grade Bond Portfolio seeks as high a level of current income as is consistent with the preservation of capital by investing in U.S.
dollar-denominated investment-grade bonds.

Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among stocks, bonds and short-term money market instruments.

Index 500 Portfolio seeks to provide investment results that correspond to the total return (i.e., the combination of capital changes and income) of common stocks publicly traded in the United States. In seeking this objective, the Portfolio attempts to duplicate the composition and total return of the S&P 500 while keeping transaction costs and other expenses low.

                               Separate Account I
                                       of
                    National Integrity Life Insurance Company

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Asset Manager: Growth Portfolio is an asset allocation fund which seeks to maximize total return over the long term through investments in stocks, bonds and short-term money market instruments. The Portfolio has a neutral mix, which represents the way the fund's investments will generally be allocated over the long term. The approximate neutral mix for stocks, bonds and short-term instruments is 70%, 25% and 5%, respectively.

Contrafund Portfolio seeks long-term capital appreciation by investing assets primarily in common stocks. The Portfolio invests assets in securities of companies whose value may not fully be recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earning potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

Growth Opportunities Portfolio seeks to provide capital growth by investing primarily in common stocks. The Portfolio has the ability to purchase other types of securities, including bonds which may be lower-quality debt securities.

Balanced Portfolio seeks both income and growth of capital by investing approximately 65% of assets in stocks and other equity securities, and the remainder in bonds and other debt securities including lower-quality debt securities, when its outlook is neutral.

Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation by investing mainly in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. Investments may also include bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

                               Separate Account I
                                       of
                    National Integrity Life Insurance Company

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Mid Cap Service Class Portfolio invests primarily in common stocks with at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.

The assets of the Separate Account are owned by National Integrity. The portion of the Separate Account's assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of National Integrity.

Basis of Presentation

The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

Investments

Investments in shares of the Fidelity VIP Funds are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

Share transactions are recorded on the trade date. Realized gains and losses on sales of shares of the Fidelity VIP Funds are determined based on the identified cost basis.

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Fidelity VIP Fund portfolios are reinvested in the respective portfolios and are reflected in the unit value of the divisions of the Separate Account.

                               Separate Account I
                                       of
                    National Integrity Life Insurance Company

                    Notes to Financial Statements (continued)

1. Organization and Significant Accounting Policies (continued)

Unit Value

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

Taxes

Operations of the Separate Account are included in the income tax return of National Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under the provisions of the policies, National Integrity has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, National Integrity pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, National Integrity retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

                               Separate Account I
                                       of
                    National Integrity Life Insurance Company

                    Notes to Financial Statements (continued)

2. Investments

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during 2000 and the cost of shares held at December 31, 2000 for each division were as follows:

                 Division                Purchases             Sales                Cost
-----------------------------------------------------------------------------------------------

Money Market                            $46,229,545         $57,760,212         $ 10,020,243
High Income                              15,159,596          19,929,248           23,542,600
Equity-Income                             9,960,790          33,296,913           45,200,868
Growth                                   25,188,129          20,575,346           68,180,981
Overseas                                 26,452,088          25,180,272           18,158,992
Investment Grade Bond                     3,299,230           6,463,191            6,996,165
Asset Manager                             5,443,652          10,567,607           21,984,327
Index 500                                12,509,071          12,172,257           42,480,717
Asset Manager: Growth                     3,514,547           2,225,940           10,827,627
Contrafund                               17,753,449          16,543,983           53,715,100
Growth Opportunities                      3,216,282           5,437,768            8,432,616
Balanced                                    856,988           1,784,988            6,270,759
Growth & Income                           9,707,295          10,545,769           13,533,119
Mid Cap Service Class                     8,482,715           1,973,233            8,283,456
                                                                                ------------
                                                                                $337,627,570
                                                                                ============

3. Expenses

National Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 1.20% and 0.15% of net assets, respectively, to cover these risks and expenses. In addition, an annual charge of $30 per contract is assessed if the participant's account value is less than $50,000 at the end of any participation year prior to the participant's retirement date (as defined by the participant's contract).

                               Separate Account I
                                       of
                    National Integrity Life Insurance Company

                    Notes to Financial Statements (continued)

4. Events Relating to National Integrity, Integrity and ARM

On July 29, 1999, ARM announced that it was restructuring its institutional business and positioning its retail business and technology operations for the sale of ARM or its businesses or its assets. On December 17, 1999, ARM announced that it had signed a definitive agreement whereby W&S would acquire ARM's insurance subsidiaries, Integrity and National Integrity. The transaction closed on March 3, 2000.

W&S is part of the Western-Southern Enterprise, a financial services group which also includes Western-Southern Life Assurance Company, Columbus Life Insurance Company, Touchstone Advisors, Inc., Fort Washington Investment Advisors, Inc., Todd Investment Advisors, Inc., Countrywide Financial Services, Capital Analysts Incorporated and Eagle Realty Group, Inc. Assets owned or under management by the group exceed $20 billion. W&S is rated A++ (Superior) by A.M. Best, AAA (Highest) by Duff & Phelps, AAA (Extremely Strong) by Standard & Poor's, and Aa2 (Excellent) by Moody's.

                              Financial Statements,
                                (Statutory Basis)

                             National Integrity Life
                                Insurance Company

                     Years Ended December 31, 2000 and 1999
                      with Report of Independent Auditors

                    National Integrity Life Insurance Company

                              Financial Statements,
                                (Statutory Basis)

                     Years Ended December 31, 2000 and 1999




                                    Contents

Report of Independent Auditors................................................1

Audited Financial Statements

Balance Sheets (Statutory Basis)..............................................2
Statements of Operations (Statutory Basis)....................................4
Statements of Changes in Capital and Surplus (Statutory Basis)................5
Statements of Cash Flows (Statutory Basis)....................................6
Notes to Financial Statements (Statutory Basis)...............................8

                         Report of Independent Auditors

Board of Directors
National Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of National Integrity Life Insurance Company as of December 31, 2000 and 1999, and the related statutory basis statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the New York Insurance Department, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of National Integrity Life Insurance Company at December 31, 2000 and 1999, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of National Integrity Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the New York Insurance Department.

Cincinnati, OH                                               /s/ Ernst & Young
April 6, 2001

                    National Integrity Life Insurance Company

                        Balance Sheets (Statutory Basis)

                                                                December 31,
                                                            2000         1999
                                                        ------------------------
                                                              (In thousands)
Admitted assets
Cash and invested assets:
     Bonds                                               $  338,356   $  345,374
     Preferred stocks                                         9,740        9,740
     Mortgage loans                                           1,600        2,350
     Policy loans                                            31,269       29,246
     Cash and short-term investments                         16,627      110,583
     Receivable for securities                                  395        1,826
     Other invested assets                                    3,766        3,776
                                                         -----------------------
Total cash and invested assets                              401,753      502,895

Separate account assets                                     945,292      841,835
Accrued investment income                                     7,654        9,618
Receivable from parent, subsidiaries and affiliates          32,544           --
Other admitted assets                                         5,521        2,840
                                                         -----------------------
Total admitted assets                                    $1,392,764   $1,357,188
                                                         =======================

                                                             December 31,
                                                         2000           1999
                                                     --------------------------
                                                           (In thousands)
Liabilities and capital and surplus
Liabilities:
     Policy and contract liabilities:
         Life and annuity reserves                   $   399,811    $   460,159
         Unpaid claims                                        50             50
         Deposits on policies to be issued                   292          1,067
                                                     --------------------------
     Total policy and contract liabilities               400,153        461,276

     Separate account liabilities                        920,292        841,835
     Accounts payable and accrued expenses                   447            339
     Transfers from separate accounts due, net            (9,456)       (14,732)
     Reinsurance balances payable                            322            334
     Asset valuation reserve                               4,982          3,526
     Interest maintenance reserve                             --          7,884
     Other liabilities                                     3,602          1,547
                                                     --------------------------
Total liabilities                                      1,320,342      1,302,009

Capital and surplus:
     Common stock, $10 par value, 200,000 shares
         authorized, issued and outstanding                2,000          2,000
     Paid-in surplus                                     101,069         59,244
     Unassigned deficit                                  (30,647)        (6,065)
                                                     --------------------------
Total capital and surplus                                 72,422         55,179
                                                     --------------------------
Total liabilities and capital and surplus            $ 1,392,764    $ 1,357,188
                                                     ==========================

See accompanying notes.

                    National Integrity Life Insurance Company

                   Statements of Operations (Statutory Basis)

                                                               Year Ended December 31,
                                                                 2000          1999
                                                                   (In thousands)
                                                               ----------------------
Premiums and other revenues:
     Premiums and annuity considerations                       $  13,052    $  13,615
     Deposit-type funds                                          182,834      137,690
     Net investment income                                        32,564       39,019
     Amortization of the interest maintenance reserve                682        1,127
     Separate account net gains (losses) from operations
         (excluding unrealized gains and losses)                    (496)      14,800
     Reserve adjustments on reinsurance ceded                     (2,112)      78,722
     Fees from management of separate account mutual funds         8,169        8,103
     Surrender charges                                             1,705        3,282
     Other revenues                                                2,206        5,015
                                                               ----------------------
Total premiums and other revenues                                238,604      301,373

Benefits paid or provided:
     Death benefits                                                  566          961
     Annuity benefits                                             22,387       20,560
     Surrender benefits                                          163,492      221,211
     Payments on supplementary contracts                           2,060        1,812
     Increase (decrease) in insurance and annuity reserves       (61,166)      22,961
     Other benefits                                                   56           93
                                                               ----------------------
Total benefits paid or provided                                  127,395      267,598

Insurance and other expenses:
     Commissions                                                  14,993       17,791
     General expenses                                              6,977        7,393
     Taxes, licenses and fees                                        602          795
     Net transfers to separate accounts                           97,728          213
     Other expenses                                                1,128          643
                                                               ----------------------
Total insurance and other expenses                               121,428       26,835
                                                               ----------------------
Gain (loss) from operations before federal income taxes
     and net realized capital gains (losses)                     (10,219)       6,940

Federal income tax benefit                                        (1,002)      (5,113)
                                                               ----------------------
Gain (loss) from operations before net realized
     capital gains (losses)                                       (9,217)      12,053

Net realized capital losses, excluding realized
     capital gains (losses) net of tax transferred to the
     interest maintenance reserve (2000-$(8,874); 1999-$567)          --       (1,255)
                                                               ----------------------
Net income (loss)                                              $  (9,217)   $  10,798
                                                               ======================

See accompanying notes.

                    National Integrity Life Insurance Company

         Statements of Changes in Capital and Surplus (Statutory Basis)

                     Years Ended December 31, 2000 and 1999

                                                                           Special   Unassigned      Total
                                                  Common      Paid-In      Surplus     Surplus    Capital and
                                                   Stock      Surplus       Funds     (Deficit)     Surplus
                                               --------------------------------------------------------------
                                                                       (In thousands)
Balance, January 1, 1999                        $   2,000    $  59,244    $     750   $  (2,491)   $  59,503
Net income                                                                               10,798       10,798
Increase in asset
    valuation reserve                                                                      (322)        (322)
Release of special surplus funds                                               (750)        750           --
Change in surplus in
    separate accounts                                                                   (14,800)     (14,800)
                                               --------------------------------------------------------------
Balance, December 31, 1999                          2,000       59,244           --      (6,065)      55,179

Net loss                                                                                 (9,217)      (9,217)
Change in nonadmitted assets and
    related items                                                                       (13,482)     (13,482)
Change in reserve (change in valuation basis)                                              (923)        (923)
Increase in asset
    valuation reserve                                                                    (1,456)      (1,456)
Change in surplus in
    separate accounts                                                                       496          496
Capital contribution                                            41,825                                41,825
                                               --------------------------------------------------------------
Balance, December 31, 2000                      $   2,000    $ 101,069    $      --   $ (30,647)   $  72,422
                                               ==============================================================

See accompanying notes.

                    National Integrity Life Insurance Company

                   Statements of Cash Flows (Statutory Basis)


                                                            Year Ended December 31,
                                                              2000         1999
                                                            ----------------------
                                                               (In thousands)
Operations:
     Premiums, policy proceeds, and other
         considerations received                            $ 195,886    $ 151,305
     Net investment income received                            33,542       33,836
     Commission and expense allowances received (paid) on
         reinsurance ceded                                       (629)      83,164
     Benefits paid                                           (188,561)    (244,637)
     Insurance expenses paid                                  (22,464)     (25,653)
     Other income received, net of other expenses paid          9,363       11,458
     Net transfers from (to) separate accounts               (129,266)      12,352
     Federal income taxes recovered                                --        2,441
                                                            ----------------------
Net cash provided by (used in) operations                    (102,129)      24,266

Investment activities:
Proceeds from sales, maturities, or repayments
     of investments:
         Bonds                                                 66,874       95,849
         Mortgage loans                                           750          485
         Net gains on cash and short-term investments               1            8
                                                            ----------------------
Total investment proceeds                                      67,625       96,342
Taxes paid on capital gains                                        --       (1,407)
                                                            ----------------------
Net proceeds from sales, maturities, or repayments
     of investments                                            67,625       94,935

Cost of investments acquired:
     Bonds                                                     67,746       80,974
                                                            ----------------------
Total cost of investments acquired                             67,746       80,974
Net increase in policy loans and premium notes                  2,023        2,551
                                                            ----------------------
Net cash provided by (used in) investment activities           (2,144)      11,410

                    National Integrity Life Insurance Company

                                                             Year Ended December 31,
                                                                2000         1999
                                                             ----------------------
                                                                 (In thousands)
Financing and miscellaneous activities:
Other cash provided:
     Other sources                                               3,564        2,311
     Capital and surplus paid-in                                41,825           --
                                                             ----------------------
Total other cash provided                                       45,389        2,311
                                                             ----------------------

Other cash applied:
     Other applications, net                                    35,072        6,287
                                                             ----------------------
Total other cash applied                                        35,072        6,287
                                                             ----------------------
Net cash provided by (used in) financing and
     miscellaneous activities                                   10,317       (3,976)
                                                             ----------------------

Net increase (decrease) in cash and short-term investments     (93,956)      31,700

Cash and short-term investments at beginning of year           110,583       78,883
                                                             ----------------------
Cash and short-term investments at end of year               $  16,627    $ 110,583
                                                             ======================

See accompanying notes.

                    National Integrity Life Insurance Company

                 Notes to Financial Statements (Statutory Basis)

                                December 31, 2000

1. Organization and Accounting Policies

Organization

National Integrity Life Insurance Company (the "Company") is a wholly owned subsidiary of Integrity Life Insurance Company ("Integrity") which is an indirect wholly owned subsidiary of The Western and Southern Life Insurance Company ("W&S"). The Company, domiciled in the state of New York and currently licensed in eight states and the District of Columbia, specializes in the asset accumulation business with particular emphasis on retirement savings and investment products.

On March 3, 2000, W&S acquired the Company and Integrity from ARM Financial Group, Inc. ("ARM") pursuant to a purchase agreement dated December 17, 1999 ("Purchase Agreement"). Under the terms of the Purchase Agreement, the purchase price of $119.3 million was placed into a recoverable escrow account and is subject to a number of downward price adjustments. These price adjustments relate primarily to an indemnification of losses from the sales or deemed sales of certain securities owned by the Company and Integrity. As of December 31, 2000, the Company has recovered $11.8 million from the escrow account related to the sales of these securities. Such recoveries were recorded as capital contributions.

Subsequent to March 3, 2000, the Company and Integrity have been assigned an AAA (Extremely Strong) rating for financial strength by Standard and Poor's, AAA (Highest) for claims paying ability from Duff & Phelps', A (Excellent) for financial strength from A.M. Best and Aa2 (Excellent) for financial strength by Moody's Investor Services.

Basis of Presentation

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the New York Insurance Department. Such practices vary from accounting principles generally accepted in the United States ("GAAP"). The more significant variances from GAAP are as follows:

Investments

Investments in bonds and preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the

                    National Integrity Life Insurance Company

                 Notes to Financial Statements (Statutory Basis)

1. Organization and Accounting Policies (continued)

Investments

remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated fair values used for GAAP.

Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the interest maintenance reserve ("IMR") in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.

The asset valuation reserve ("AVR") provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus. Under GAAP, a valuation allowance would be provided when there has been a decline in value deemed other than temporary, in which case, the provision for such decline would be charged to earnings.

Policy Acquisition Costs

Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, would be deferred amortized generally in proportion to the emergence of gross profits over the estimated terms of the underlying policies.

Nonadmitted Assets

Certain assets designated as "nonadmitted," principally negative IMR on the separate account that is not offset by positive IMR on the general account, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

                    National Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Premiums and Benefits

Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received would be accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value would be accounted for as a return of deposit instead of benefit expense.

Benefit Reserves

Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

Reinsurance

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with policy acquisition costs as required under GAAP.

Federal Income Taxes

Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

Guaranty Fund Assessments

Guaranty fund assessments are accrued when the Company received notice that an assessment is payable. Under GAAP, guaranty fund assessments would be accrued at the time the events occur on which assessments are expected to be based.

Statements of Cash Flows

Cash and short-term investments in the statements of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalent include cash balances and investments with initial

                    National Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:

                                                                                        Year Ended December 31,
                                                                                           2000        1999
                                                                                         --------------------
                                                                                           (In thousands)

Net income (loss) as reported in the accompanying
  statutory basis financial statements
                                                                                         $ (9,217)   $ 10,798
Deferred policy acquisition costs, net of amortization                                     10,555       4,073
Adjustments to customer deposits                                                           13,504      (2,613)
Adjustments to invested asset carrying values at acquisition date                           3,210          19
Amortization of value of insurance in force                                                    --        (831)
Amortization of interest maintenance reserve                                                 (540)     (1,127)
Amortization of goodwill                                                                     (622)         --
Adjustments for realized investment (losses)                                                 (297)     (1,106)
Adjustments for federal income tax expense                                                     --      (8,084)
Other                                                                                     (17,438)     (2,629)
                                                                                         --------------------

Net loss, GAAP basis                                                                     $   (845)   $ (1,500)
                                                                                         ====================

                    National Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

                                                                                        Year Ended December 31,
                                                                                           2000        1999
                                                                                         --------------------
                                                                                           (In thousands)

Capital and surplus as reported in the accompanying
  statutory basis financial statements
                                                                                         $ 72,422    $ 55,179
Adjustments to customer deposits                                                          (31,543)    (28,245)
Adjustments to invested asset carrying values at
  acquisition date                                                                        (44,360)     (1,231)
Asset valuation reserve and interest maintenance reserve                                    4,982      11,410
Value of insurance in force                                                                    --       3,702
Goodwill                                                                                   29,231          --
Deferred policy acquisition costs                                                          10,555      48,063
Net unrealized losses on available-for-sale securities                                     (3,810)    (48,105)
Other                                                                                        (308)     (5,378)
                                                                                         --------------------
Shareholder's equity, GAAP basis                                                         $ 37,169    $ 35,395
                                                                                         ====================

Other significant accounting practices are as follows:

Investments

Bonds, preferred stocks and short-term investments are stated at values prescribed by the NAIC, as follows:

        Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds and structured securities, anticipated prepayments are considered when determining the amortization of discount or premium. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

        Preferred stocks are reported at cost.

        Short-term investments include investments with maturities of less than one year at the date of acquisition.

                    National Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the specific identification method. Changes in admitted asset carrying amounts for bonds, preferred stocks and mortgage loans are credited or charged directly to unassigned surplus.

Benefits

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the New York Insurance Department. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

Reinsurance

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

Separate Accounts

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity contracts. Separate account assets are reported at fair value. Surrender charges collectible by the general account in the event of variable annuity contract surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. Policy related activity

                    National Integrity Life Insurance Company

1. Organization and Accounting Policies (continued)

involving cashflows, such as premiums and benefits, are reported in the accompanying financial statements of income in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of income as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks.

Use of Estimates

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. Permitted Statutory Accounting Practices

The Company's statutory-basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the New York Department of Insurance. Currently, "prescribed" statutory accounting practices are interspersed throughout state insurance laws and regulations, the NAIC's Accounting Practices and Procedures Manual and a variety of other NAIC publications. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future.

                    National Integrity Life Insurance Company

3. Investments

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:

                                          Cost or      Gross     Gross
                                         Amortized  Unrealized Unrealized
                                            Cost       Gains     Losses   Fair Value
                                        --------------------------------------------
                                                      (In thousands)
At December 31, 2000:
     Mortgage-backed securities           $113,067   $      8   $     --   $113,075
     Corporate securities                  153,289         --     12,488    140,801
     Asset-backed securities                30,169         --         --     30,169
     U.S. Treasury securities and
         obligations of U.S. government
         agencies                           19,171        149         --     19,320
     Foreign governments                    16,940         --      2,780     14,160
     States and political subdivisions       5,720         --         --      5,720
                                        --------------------------------------------

Total bonds                               $338,356   $    157   $ 15,268   $323,245
                                        ============================================

At December 31, 1999:
     Mortgage-backed securities           $120,317   $      8   $      4   $120,321
     Corporate securities                  182,138         15     11,959    170,194
     Asset-backed securities                22,877         --         --     22,877
     U.S. Treasury securities and
         obligations of U.S. government
         agencies                            3,229          1        199      3,031
     Foreign governments                    16,813         94      1,886     15,021
                                        --------------------------------------------

Total bonds                               $345,374   $    118   $ 14,048   $331,444
                                        ============================================

Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 2000 and 1999, the fair value of investments in bonds includes $226.8 million and $242.4 million, respectively, of bonds that were valued at amortized cost.

                    National Integrity Life Insurance Company

3. Investments (continued)

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 2000, by contractual maturity, is as follows:

                                                            Cost or
                                                           Amortized
                                                              Cost   Fair Value
                                                        ------------------------
                                                             (In thousands)
Years to maturity:
    One or less                                           $  7,296    $  7,313
    After one through five                                  44,147      43,684
    After five through ten                                  28,282      28,396
    After ten                                              115,395     100,608
    Asset-backed securities                                 30,169      30,169
    Mortgage-backed securities                             113,067     113,075
                                                        ------------------------
Total                                                     $338,356    $323,245
                                                        =======================

The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their life.

Proceeds from the sales of investments in bonds during 2000 and 1999 were $66.9 million and $40.7 million; gross gains of $258,524 and $1.4 million, and gross losses of $9.1 million and $2.8 million were realized on those sales, respectively.

                    National Integrity Life Insurance Company

3. Investments (continued)

At December 31, 2000 and 1999, bonds with an admitted asset value of $1,231,000 and $1,220,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

The Company's mortgage loan portfolio is primarily comprised of agricultural loans. The Company has made no new investments in mortgage loans since 1988. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages was 75%. Fire insurance is required on all properties covered by mortgage loans. As of December 31, 2000, the Company held no mortgages with interest more than one year past due. During 2000, excluding interest rates on adjustable rate mortgages, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

Major categories of the Company's net investment income are summarized as follows:

                                                           Year Ended December 31,
                                                              2000        1999
                                                            --------------------
                                                              (In thousands)
Income:
    Bonds                                                   $ 26,011    $ 29,956
    Preferred stocks                                             796         796
    Mortgage loans                                               139         219
    Policy loans                                               2,400       2,238
    Cash and short-term investments                            3,487       6,218
    Other                                                        282         320
                                                            --------------------
Total investment income                                       33,115      39,747

Investment expenses                                             (551)       (725)
Interest expense on repurchase agreements                         --          (3)
                                                            --------------------

Net investment income                                       $ 32,564    $ 39,019
                                                            ====================

                    National Integrity Life Insurance Company

4. Reinsurance

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements substantially all mortality risks associated with single premium endowment and variable annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

The effect of reinsurance on premiums, annuity considerations and deposit-type funds is as follows:

                                                           Year Ended December 31,
                                                              2000        1999
                                                            --------------------
                                                              (In thousands)
Direct premiums and amounts assessed against
  policyholders                                             $187,623    $229,228
Reinsurance assumed                                            9,243      10,640
Reinsurance ceded                                               (980)    (88,563)
                                                            --------------------
Net premiums, annuity considerations and deposit-type
  funds                                                     $195,886    $151,305
                                                            ====================

                    National Integrity Life Insurance Company

5. Federal Income Taxes

The Company files a consolidated return with Integrity. The method of allocation between the companies is based on separate return calculations with current benefit taken for the use of the Company's losses and credits in the consolidated return.

The federal income tax provision reflects an effective tax rate different than the prevailing federal income tax rate due in part to various exclusions and special deductions available to life insurance companies. Following is a reconciliation between the amount of tax computed at the federal statutory rate of 35% and the federal income tax provision (exclusive of taxes related to capital gains or losses) reflected in the statements of operations:

                                                                 Year Ended December 31,
                                                                    2000        1999
                                                                  --------------------
                                                                    (In thousands)

Federal income tax expense (benefit) computed at
  statutory rate                                                  $ (3,577)   $  2,429

Amortization of value of insurance in force                           (490)       (490)
Adjustment to statutory reserves for tax purposes                    4,052      (1,277)
Tax on separate account income                                         174      (5,180)
Bond discount accrual                                                 (482)       (450)
Deferred acquisition costs recorded for tax purposes                    89         165
Amortization of interest maintenance reserve                          (239)       (394)
Other                                                                 (529)         84
                                                                  --------------------
Federal income tax benefit                                        $ (1,002)   $ (5,113)
                                                                  ====================

The Company made no tax payments in 2000 and 1999.

                    National Integrity Life Insurance Company

6. Surplus

The ability of the Company to pay dividends is limited by state insurance laws. Under New York insurance laws, the Company may pay dividends only out of its earnings and surplus, subject to at least thirty days prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of the Company does not warrant such distribution.

Life/health insurance companies are subject to certain Risk-Based Capital ("RBC") requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life/health insurance company is to be determined based on the various risk factors related to it. At December 31, 2000 and 1999, the Company meets the RBC requirements.

                    National Integrity Life Insurance Company

7. Annuity Reserves

At December 31, 2000, the Company's general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                                       Amount     Percent
                                                                      ---------------------
                                                                         (In thousands)
At December 31, 2000:
   Subject of discretionary withdrawal (with adjustment):
      With market value adjustment                                  $  383,599        31.4%
      At book value less surrender charge of 5% or more                120,146         9.8%
      At market value                                                  526,311        43.0%
                                                                    ----------------------
   Total with adjustment or at market value                          1,030,056        84.2%
   Subject to discretionary withdrawal (without adjustment)
     at book value less surrender charge of 5% or more                 125,701        10.3%
   Not subject to discretionary withdrawal                              66,809         5.5%
                                                                    ----------------------
   Total annuity reserves and deposit fund liabilities
     (before reinsurance)                                            1,222,566       100.0%
                                                                                ==========
   Less reinsurance ceded                                                   --
                                                                    ----------
Net annuity reserves and deposit fund liabilities                   $1,222,566
                                                                    ==========

                    National Integrity Life Insurance Company

8. Separate Accounts

The Company's guaranteed separate accounts include non-indexed products and options (i.e., guaranteed rate options). The guaranteed rate options are sold as a fixed annuity product or as an investment option within the Company's variable annuity products.

The Company's nonguaranteed separate accounts primarily include variable annuities. The net investment experience of variable annuities is credited directly to the policyholder and can be positive or negative. Assets held in separate accounts are carried at estimated fair values.

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2000 is as follows:

                                                          *Nonindexed  Nonguaranteed
                                                           Guaranteed     Separate
                                                          More than 4%    Accounts         Total
                                                         ------------------------------------------
                                                                       (In thousands)
Premiums, deposits and other considerations              $    124,835   $     37,889   $    162,724
                                                         ==========================================

Reserves for separate accounts with assets at
   fair value                                            $    383,599   $    526,390   $    909,989
                                                         ==========================================

Reserves for separate accounts by withdrawal
   characteristics:
      Subject to discretionary withdrawal (with
         adjustment):
              With market value adjustment               $    383,599   $         --   $    383,599
              At book value without market value
                 adjustment and with current surrender
                  charge of 5% or more                             --             --             --
              At market value                                      --        526,390        526,390
                                                         ------------------------------------------
       Total with adjustment or at market value               383,599        526,390        909,989
       Not subject to discretionary withdrawal                     --             --             --
                                                         ------------------------------------------

Total separate accounts reserves                         $    383,599   $    526,390   $    909,989
                                                         ==========================================

* Separate accounts with guarantees.

                    National Integrity Life Insurance Company

8. Separate Accounts (continued)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 2000 and 1999 is presented below:

                                                                     2000        1999
                                                                  ----------------------
                                                                      (In thousands)
Transfers as reported in the Summary of Operations of
   the Separate Accounts Statement:
       Transfers to separate accounts                              $162,724    $ 71,521
       Transfers from separate accounts                             (65,186)    (71,472)
                                                                  ----------------------
Net transfers to separate accounts                                   97,538          49

Reconciling adjustments:
    Other revenues                                                      190         164
                                                                  ----------------------

Transfers as reported in the Summary of Operations                 $ 97,728    $    213
                                                                  ======================

9. Fair Values of Financial Instruments

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosures of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                    National Integrity Life Insurance Company

9. Fair Values of Financial Instruments (continued)

                                                     December 31, 2000     December 31, 1999
                                                   --------------------   -------------------
                                                    Carrying     Fair     Carrying    Fair
                                                     Amount     Value      Amount     Value
                                                   --------------------   -------------------
                                                                (In thousands)
Assets:
    Bonds                                           $338,356   $291,584   $345,374   $290,545
    Preferred stocks                                   9,740      8,342      9,740      7,680
    Mortgage loans                                     1,600      1,600      2,350      2,350
    Cash and short-term investments                   16,627     16,627    110,583    110,583
    Separate account assets                          945,292    945,292    841,835    841,835

Liabilities:
    Life and annuity reserves for
       investment-type contracts                    $319,590   $309,252   $382,394   $378,233
    Separate accounts annuity reserves
                                                     909,910    767,921    826,862    826,164

Bonds and Preferred Stocks

Fair values for bonds and preferred stocks are based on quoted market prices where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

Mortgage Loans, Cash and  Short-term Investments and Separate account assets

The carrying amounts of mortgage loans, cash and short-term investments and separate account assets approximate their fair value.

Life and Annuity Reserves for Investment-Type Contracts

The fair values of single premium immediate annuity reserves are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair values of deposit fund liabilities and the remaining annuity reserves are based on the cash surrender value of the underlying contracts.

                    National Integrity Life Insurance Company

9. Fair Values of Financial Instruments (continued)

Separate Account Annuity Reserves

The fair value of separate accounts annuity reserves for investment-type products equals the cash surrender values.

10. Related Party Transactions

During 2000, the Company recorded a $41.8 million capital contribution from Integrity.

On March 3, 2000, W&S began performing certain administrative and special services for Integrity and the Company to assist with its business operations. The services include tax compliance and reporting; payroll functions; administrative support services; and investment functions. Before March 3, 2000, certain administrative and special services were provided to the Company through Administrative and Investment Services agreements with ARM, the Company's former parent company. During 2000, the Company paid $0.8 million and $6.0 million to ARM and Integrity, respectively, for charges for services in accordance with the requirements of applicable law and regulations.

11. Concentration of Credit Risk

At December 31, 2000, the Company held unrated or less-than-investment grade bonds of $33.9 million with an aggregate fair value of $17.0 million. Those holdings amounted to 10% of the Company's investments in bonds and less than 3% of the Company's total admitted assets. The Company performs periodic evaluations of the relative credit standing of the issuers of these bonds.

12. Direct Premiums Written by Managing General Agents/Third Party
    Administrators

        The Company issued business through the following managing general agents in 2000:

                                                                                                            Total
                                                Exclusive        Type of             Authority             Premiums
     Name and Address                EIN        Contract     Business Written         Granted              Written
------------------------------  -------------  ----------  --------------------  ------------------  ----------------------
Signature Financial Services
550 Pinetown Rd., Suite 208      ###-##-####       No        Fixed Annuities       Writing premium       $10,764,447
Ft. Washington,  PA  19034

                    National Integrity Life Insurance Company

12. Direct Premiums Written by Managing General Agents/Third Party Administrators (continued)

The aggregate remaining premiums written by other managing general agents for 2000 was $3,315,697.

13. Other Items

Supervision Order

On August 20, 1999, the Ohio Department of Insurance issued a Supervision Order with respect to Integrity. The Supervision Order was automatically extended until March 2, 2000, when it was released upon the close of the sale of Integrity. Under the terms of the Supervision Order, Integrity continued payments of death benefits, previously scheduled systematic withdrawals, previously scheduled immediate annuity payments, and agent commissions, but was to receive written consent from the Ohio Department of Insurance for other payments including dividends to ARM. The Supervision Order also suspended the processing of surrenders of policies except in the cases of approved hardship.

                                     PART C

                                OTHER INFORMATION

ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

(a)         FINANCIAL STATEMENTS INCLUDED IN PART A:

            Section 1 - Condensed Financial Information for the Portfolios

            FINANCIAL STATEMENTS INCLUDED IN PART B:

            NATIONAL INTEGRITY SEPARATE ACCOUNT I:

            Report of Independent Auditors
            Statement of Assets and L8iabilitries as of December 31, 2000 Statement of Operations for the Year Ended December 31, 2000 Statements to Changes on Net Assets for the Years Ended December 31,
                    2000 and 1999
            Notes to Financial Statements

            NATIONAL INTEGRITY LIFE INSURANCE COMPANY:

            Report of Independent Auditors
            Balance Sheets (Statutory Basis) as of December 31, 2000 and 1999 Statements of Income (Statutory Basis) for the Years Ended
                   December 31, 2000 and 1999
            Statements of Changes in Capital and Surplus (Statutory Basis) for
                   the Years Ended December 31, 2000 and 1999
            Statements of Cash Flows (Statutory Basis) for the Years Ended
                   December 31, 2000 and 1999
            Notes to Financial Statements (Statutory Basis)

(b)         EXHIBITS:

            The following exhibits are filed herewith:

            1. Resolutions of the Board of Directors of National Integrity Life Insurance Company (NATIONAL INTEGRITY) authorizing the establishment of Separate Account I, the Registrant. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-8905), filed on September 19, 1986.

            2.       Not applicable.

            3.(a) Form of Selling/General Agent Agreement among National Integrity, Integrity Financial Services, Inc. ("IFS") (the previous principal underwriter) and broker dealers. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8905) filed on March 2, 1992.

            3.(b) Form of Variable Contract Principal Underwriter Agreement with Touchstone Securities, Inc. ("Touchstone Securities"). Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658) filed on April 28, 2000.

            4.(a) Form of trust agreement. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-51126), filed on August 20, 1992.

            4.(b) Form of group variable annuity contract. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on December 31, 1992.

            4.(c) Form of variable annuity certificate. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on December 31, 1992.

            4.(d) Form of riders to certificate for qualified plans. Incorporated by reference from amendment no. 1 to Registrant's Form S-1 registration statement (File No. 33-51122), filed on November 10, 1992.

            5. Form of application. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on December 31, 1992.

            6.(a) Certificate of Incorporation of National Integrity. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-33119), filed on January 19, 1990.

            6.(b) By-Laws of National Integrity. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-33119), filed on January 19, 1990.

            7. Reinsurance Agreement between National Integrity and Connecticut General Life Insurance Company (CIGNA) effective January 1, 1995 (filed herewith). Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on April 28, 1995.

            8.(a) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation ("FDC") and National Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8905), filed on March 2, 1992.

            8.(b) Participation Agreement Among Variable Insurance Products Fund II, FDC and National Integrity, dated November 20, 1990. Incorporated by reference from post-effective amendment no. 5 to Registrant's Form N-4 registration statement (File No. 33-8905), filed on March 2, 1992.

            8.(c) Amendment No. 1 to Participation Agreements Among Variable Insurance Products Fund, Variable Insurance Products Fund II, FDC, and National Integrity. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on May 1, 1996.

            8.(d) Participation Agreement Among Variable Insurance Products Fund III, FDC and National Integrity. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658) filed on May 6, 1998.

            8.(e). Form of Participation Agreement among The Legends Funds, Inc. (formerly known as the Integrity Series, Fund, Inc.) Touchstone Securities, Inc. (successor in interest to Integrity Financial Service, Inc.) and Integrity, incorporated by reference to Registrant's registration statement on Form N-4 (file No. 33-51268) filed August 24, 1992.

            8.(f). Form of Participation Agreement among Putnam Variable Trust, Putnam Mutual Fund Corp., Touchstone Securities, Inc. and National Integrity, incorporated by reference to Registrant's registration statement on Form N-4 registration statement (File No. 33-44892) filed November 13, 2000.

            8.(g) Form of Participation Agreement among Van Kampen funds, Inc. Touchstone Securities, Inc. and National Integrity, incorporated by reference to Registrant's registrations statement on Form N-4 registrations statement (File No. 33-44892) filed November 13, 2000.

            8.(h) Participation Agreement among Touchstone Variable Series Trust, Touchstone Securities, Inc. and National Integrity

            9.       Opinion and Consent of G. Stephen Wastek.

            10.      Consent of Ernst & Young LLP.

            11.      Not applicable.

            12.      Not applicable.

            13. Schedule for computation of performance quotations. Incorporated by reference from Registrant's Form N-4 registration statement (File No. 33-56658), filed on May 1, 1996.

ITEM 25.    DIRECTORS AND OFFICERS OF THE DEPOSITOR

            Set forth below is information regarding the directors and principal officers of National Integrity, the Depositor.

DIRECTORS:

NAME AND PRINCIPAL BUSINESS ADDRESS                     POSITION AND OFFICES WITH DEPOSITOR
John F. Barrett(1)                                      Director

Dennis L. Carr(1)                                       Director, Executive Vice President and Chief Actuary

Daniel J. Downing                                       Director
15 Matthews Street, Goshen, New York 10924

Dale Patrick Hennie                                     Director
990 Hickoryview Dr., Cincinnati, OH 45233

Eric C. Fast                                            Director
100 First Stamford Place
Stamford, Connecticut 06092

John R. Lindholm(1)                                     Director and President

Cameron F. MacRae                                       Director
125 W. 55th Street, New York, New York 10019

Newton Phelps Stokes Merril                             Director
One Wall St., New York, NY 10286

Robert L. Walker(2)                                     Director

William J. Williams(2)                                  Director

Donald J. Wuebbling(2)                                  Director


OFFICERS

NAME AND PRINCIPAL BUSINESS ADDRESS                     POSITION AND OFFICES WITH DEPOSITOR
William J. Williams(2)                                  Chairman of the Board

John F. Barrett(2)                                      Vice Chairman of the Board

John R. Lindholm(1)                                     Director and President

Dennis L. Carr(1)                                       Executive Vice President & Chief Actuary

James G. Kaiser                                         Executive Vice President
333 Ludlow Street, Stamford, Connecticut 06902

Don W. Cummings(1)                                      Senior Vice President & Chief Financial Officer

William F. Ledwin(1)                                    Senior Vice President & Chief Investment Officer

NAME AND PRINCIPAL BUSINESS ADDRESS                     POSITION AND OFFICES WITH DEPOSITOR
William H. Guth(1)                                      Senior Vice President

Edward J. Haines(1)                                     Senior Vice President

Kevin L. Howard(1)                                      Senior Vice President

Jill R. Keinsley(1)                                     Senior Vice President

Kenneth A. Palmer                                       Senior Vice President, Producer & Client Services

Scott Vincini                                           Senior Vice President, National Sales Manager
333 Ludlow Street, Stamford, Connecticut  06902

John P. Ciprio(2)                                       Vice President

Daniel  J. Downing                                      Vice President
15 Matthews St., Suite 200, Goshen, New York, 10924

Laurel Durham(1)                                        Vice President, National Sales

David G. Ennis(2)                                       Vice President, Auditor

Phillip E. King(1)                                      Vice President

Paul M. Kruth(1)                                        Vice President

Mark W. Murphy(1)                                       Vice President

Richard K. Taulbee(2)                                   Vice President, Taxes

James J. Vance(2)                                       Vice President & Treasurer

M. Lisa Cooper(1)                                       Product Compliance Officer

David L. DiMartino(1)                                   Managing Actuary

Elizabeth A. Rubin(2)                                   Administrative Officer

Michael W. Collier(1)                                   Director of New Business

Lisa C. Heffley(1)                                      Director, Agent Licensing & Commissions

Joseph F. Vap(1)                                        Director, Financial Operations

Edward J. Babbitt(2)                                    Secretary

Meredith Hettinger(1)                                   Assistant Secretary

Robert F. Morand(2)                                     Assistant Secretary

Lee Ann Risner(1)                                       Assistant Secretary

G. Stephen Wastek(1)                                    Assistant Secretary

Jeffery D. Meek(2)                                      Assistant Treasurer

Heather G. Napier(2)                                    Assistant Treasurer

Elaine M. Reuss(2)                                      Assistant Treasurer

Timothy D. Speed(2)                                     Assistant Treasurer

(1) Principal Business Address: 515 West Market Street, Louisville, Kentucky
    40202
(2) Principal Business Address: 400 Broadway, Cincinnati, Ohio 45202

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH NATIONAL INTEGRITY OR REGISTRANT

The Western and Southern Life Insurance Company ("WSLIC"); Ohio corporation

        Western-Southern Life Assurance Company ("WSLAC"); Ohio corporation;
                100% owned by WSLIC

                Courtyard Nursing Care, Inc.; Ohio corporation; 100% owned by
                         WSLAC; ownership and operation of real estate.

                IFS Financial Services, Inc. ("IFS"); Ohio corporation; 100%
                         owned by WSLAC; development and marketing of financial products for distribution through financial institutions.

                         IFS Systems, Inc.; Delaware corporation; 100% owned by
                                  IFS; development, marketing and support of software systems.

                         IFS Insurance Agency, Inc.; Ohio corporation; 99% owned
                                  by IFS, 1% owned by William F. Ledwin; general insurance agency.

                         Touchstone Securities, Inc.; Nebraska corporation; 100%
                                  owned by IFS; securities broker-dealer.

                         Touchstone Advisors, Inc.; Ohio corporation; 100% owned
                                  by IFS; registered investment adviser.

                         IFS Agency Services, Inc.; Pennsylvania corporation;
                                  100% owned by IFS; general insurance agency.

                         IFS Agency, Inc.; Texas corporation; 100% owned by an
                                  individual; general insurance agency.

                         IFS General Agency, Inc.; Pennsylvania corporation;
                                  100% owned by William F. Ledwin;

                         Ft. Washington Brokerage Services, Inc.; Ohio
                                  corporation; 100% owned by IFS Financial
                                  Services, Inc.; registered investment advisor and broker dealer.

                         IFS Fund Distributors, Inc.; Ohio corporation; 100%
                                  owned by IFS Financial Services, Inc.;
                                  registered broker dealer

                         Integrated Fund Services, Inc.; Ohio corporation; 100%
                                  owned by IFS Financial Services, Inc;
                                  registered transfer agent.

        Integrity Life Insurance Company; Ohio corporation; 100% owned by WSLIC.

                National Integrity Life Insurance Company; New York corporation;
                         100% owned by Integrity Life Insurance Company.

        Seasons Congregate Living, Inc.; Ohio corporation; 100% owned by WSLIC;
                ownership and operation of real estate.

        Latitudes at the Moors, Inc.; Florida corporation; 100% owned by WSLIC;
                ownership and operation of real estate.

        WestAd Inc.; Ohio corporation; 100% owned by WSLIC, general advertising, book-selling and publishing.

        Fort Washington Investment Advisors, Inc.; Ohio corporation; 100% owned by WSLIC; registered investment adviser.

                Todd Investment Advisors, Inc.; Kentucky corporation; 100% owned by Fort Washington Investment Advisors, Inc.; registered investment adviser.

        Columbus Life Insurance Company; Ohio corporation; 100% owned by WSLIC;
                insurance.

                Colmain Properties, Inc.; Ohio corporation; 100% owned by
                         Columbus Life Insurance Company; acquiring, owning, managing, leasing, selling real estate.

                         Colpick, Inc.; Ohio corporation; 100% owned by Colmain
                                    Properties, Inc.; acquiring, owning,
                                    managing, leasing and selling real estate.

                CAI Holding Company, Inc.; Ohio corporation; 100% owned by
                         Columbus Life Insurance Company; holding company.

                         Capital Analysts Incorporated; Delaware corporation;
                                    100% owned by CAI Holding Company;
                                    securities broker-dealer and registered
                                    investment advisor.

                         Capital Analysts Agency, Inc.; Ohio corporation; 99%
                                    owned by Capital Analysts Incorporated, 1% owned by William F. Ledwin; general insurance agency.

                         Capital Analysts Agency, Inc.; Texas corporation; 100%
                                    owned by an individual who is a resident of Texas, but under contractual association with Capital Analysts Incorporated; general insurance agency.

                         Capital Analysts Insurance Agency, Inc.; Massachusetts
                                    corporation; 100% owned by Capital Analysts
                                    Incorporated; general insurance agency.

                CLIC Company I; Delaware corporation; 100% owned by Columbus
                         Life Insurance Company; holding company.

                CLIC Company II; Delaware corporation; 100% owned by Columbus
                         Life Insurance Company; holding company.

        Eagle Properties, Inc.; Ohio corporation; 100% owned by WSLIC;
                ownership, development and management of real estate.

                Seasons Management Company; Ohio corporation; 100 % owned by
                         Eagle Properties, Inc.; management of real estate.

        Waslic Company II; Delaware corporation; 100% owned by WSLIC; holding company.

        WestTax, Inc.; Ohio corporation, 100% owned by WSLIC; preparation and electronic filing of tax returns.

        Florida Outlet Marts, Inc.; Florida corporation; 100% owned by WSLIC;
                ownership and operation of real estate.

        AM Concepts Inc.; Delaware corporation, 100% owned by WSLIC; venture capital investment in companies engaged in alternative marketing of financial products.

        Western-Southern Agency, Inc.; Ohio corporation; 99% owned by WSLIC; 1% owned by William F. Ledwin; general insurance agency.

        Western-Southern Agency Services, Inc.; Pennsylvania corporation; 100% owned by WSLIC; general insurance agency.

        W-S Agency of Texas, Inc.; Texas corporation; 100% owned by an individual; general insurance agency.

ITEM 27.    NUMBER OF CONTRACT OWNERS

            As of December 11, 2001 there were 5722 contract owners of Separate Account I of National Integrity.

ITEM 28.    INDEMNIFICATION

BY-LAWS OF TOUCHSTONE SECURITIES, INC. The By-Laws of Interactive Financial Solutions, now called Touchstone Securities provide, in Article IV, as follows:

            INDEMNIFICATION, GENERALLY. To the extent permitted by the law of the State of Ohio and subject to all applicable requirements thereof:

            Section 1. Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he is or was a director, officer, employee, trustee, agent of another company or incorporator of the Company shall be indemnified by the Company;

            Section 4. Any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he is or was a director, officer, employee, trustee, agent of another company or incorporator of the Company and not covered by
            Section 1, may be indemnified upon approval of

                       (a) a majority voted of a quorum consisting of
                           disinterested directors, or
                       (b) independent legal counsel, or
                       (c) by the members, or
                       (d) by the Court of Common Please of Hamilton County,
                           Ohio or the court where such action was brought.

            Section 5. The related expenses of any such person in any other of said categories may be advanced by the Company.

ITEM 29.    PRINCIPAL UNDERWRITERS

            (a) Touchstone Securities is the principal underwriter for Separate Account I. Touchstone Securities also serves as an underwriter for the contracts issued under National Integrity Life Insurance Company's Separate Accounts II and VUL; Integrity Life Insurance Company's Separate Accounts I, II, VUL and Ten; contracts issued under Western-Southern Life Assurance Company's Separate Accounts 1 and 2; The Legends Fund, Inc.; and for the shares of several series (Funds) of Touchstone Series Trust (formerly Select Advisors Trust A), Touchstone Strategic Trust, Touchstone Investment Trust and Touchstone Tax-Free Trust; each of which is affiliated with the Depositor. National Integrity is the Depositor of Separate Accounts I, II, and VUL.

            (b) The names and business addresses of the officers and directors of, and their positions with, Touchstone Securities, are as follows:

DIRECTORS:

NAME AND PRINCIPAL BUSINESS ADDRESS        POSITION AND OFFICES WITH TOUCHSTONE SECURITIES
 James N. Clark(1)                         Director

 Jill T. McGruder(3)                       Director, Chief Executive Officer and President

 Edward S. Heenan(1)                       Director and Controller

 William F. Ledwin(1)                      Director

 Donald J. Wuebbling(1)                    Director


 OFFICERS:

 Jill T McGruder(3)                        President and CEO

NAME AND PRINCIPAL BUSINESS ADDRESS        POSITION AND OFFICES WITH TOUCHSTONE SECURITIES
 Richard K. Taulbee(1)                     Vice President

 Robert F. Morand(1)                       Secretary

 Patricia Wilson(1)                        Chief Compliance Officer

 Edward S. Heenan(1)                       Controller

 James J. Vance(1)                         Vice President and Treasurer

 Robert F. Morand(1)                       Secretary

 Terrie A. Wiedenheft(3)                   Chief Financial Officer

 Don W. Cummings(2)                        Vice President

 Elaine M. Reuss(1)                        Assistant Treasurer

 Jospeh Vap(2)                             Assistant Treasurer

 David L. Anders(2)                        Assistant Vice President

 Laurel S. Durham(2)                       Assistant Vice President

 Lisa C. Heffley(2)                        Assistant Vice President

 Patricia L. Tackett(2)                    Assistant Vice President

 Mark Murphy(2)                            Assistant Vice President

(1) Principal Business Address: 400 Broadway, Cincinnati, Ohio 45202
(2) Principal Business Address: 515 W. Market St. Louisville, Kentucky 40241
(3) Principal Business Address: 221 East Fourth St., Cincinnati, Ohio, 45202

(c) Not applicable.

ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

            The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by National Integrity at 515 West Market Street, Louisville, Kentucky 40202 or 15 Matthews Street, Suite 200, Goshen, New York 10924.

ITEM 31.    MANAGEMENT SERVICES

There are currently no management-related services provided to the Registrant.

ITEM 32.    UNDERTAKINGS

            The Registrant hereby undertakes:

            (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

            (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

            (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

National Integrity represents that aggregate charges under variable annuity contracts described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by National Integrity.

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor have duly caused this amendment to the Registration Statement to be signed on their behalf, in the City of Louisville and State of Kentucky on the 17th day of December, 2001.

                              SEPARATE ACCOUNT I OF
                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                  (Registrant)

                  By: National Integrity Life Insurance Company
                                   (Depositor)

                            By: /s/ John R. Lindholm
                                John R. Lindholm
                                    President

                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                   (Depositor)

                            By: /s/ John R. Lindholm
                                John R. Lindholm
                                    President

                                   SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor have duly caused this amendment to the Registration Statement to be signed on its behalf, in the City of Louisville and State of Kentucky on this 17th day of December, 2001.

                    NATIONAL INTEGRITY LIFE INSURANCE COMPANY
                                   (Depositor)

                            By: /s/ John R. Lindholm
                                John R. Lindholm
                                    President

As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.

PRINCIPAL EXECUTIVE OFFICER:   /s/ John R. Lindholm
                               John R. Lindholm, President
                               Date:  12/17/2001

PRINCIPAL FINANCIAL OFFICER:   /s/ Don W. Cummings
                               Don W. Cummings, Senior Vice President and
                               Chief Financial Officer
                               Date:  12/17/2001

PRINCIPAL ACCOUNTING OFFICER:  /s/ Joseph F. Vap
                               Joseph F. Vap, Director, Financial Operations
                               Date:  12/17/2001

DIRECTORS:

/s/ John F. Barrett
John F. Barrett                              Cameron F. MacRae
Date: 12/17/2001                             Date: 12/17/2001

/s/ Dennis L. Carr
Dennis L. Carr                               Newton Phelps Stokes Merrill
Date: 12/17/2001                             Date: 12/17/2001

/s/ Daniel J. Downing                        /s/ Robert L. Walker
Daniel J. Downing                            Robert L. Walker
Date: 12/17/2001                             Date: 12/17/2001

                                             /s/ William J. Williams
Eric C. Fast                                 William J. Williams
Date:  12/17/2001                            Date: 12/17/2001

/s/Dale Patrick Hennie                       /s/ Donald J. Wuebbling
Dale Patrick Hennie                          Donald J, Wuebbling
Date: 12/17/2001                             Date: 12/17/2001

/s/ John R. Lindholm
John R. Lindholm
Date: 12/17/2001

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                                  EXHIBIT INDEX

EXHIBIT NUMBER

8.(h).     Form of Touchstone Participation Agreement

9.         Consent of G. Stephen Wastek

10.        Consent of Ernst and Young